UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Annual Report

September 30, 2012

Portfolio Review	1
Portfolio of Investments	15
Financial Statements	28
Notes to Financial Statements	35

LOOMIS SAYLES SMALL CAP GROWTH FUND

Portfolio Review

Managers:

Mark F. Burns, CFA

John J. Slavik, CFA

Symbols:

Institutional Class	LSSIX
Retail Class	LCGRX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Market Conditions

U.S. equities rallied off the market low of October 3, 2011, the first trading day of the fund’s fiscal year. Market sentiment was at its low point at that time, primarily due to the European banking and sovereign debt crises and mounting economic concerns in the United States. Equities rallied, as various measures to delay or postpone the debt crisis in Europe emerged, and economic prospects in the United States appeared to strengthen relative to cautious expectations. Market leadership changed many times during the year, as investors rotated between having an appetite for risk and an aversion toward risk, between large-cap and small-cap stocks and between growth and value styles. Ultimately, all market segments posted strong returns for the 12-month period.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 27.29%. The fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 31.18%.

Explanation of Fund Performance

The healthcare sector was among the largest detractors from relative performance, primarily due to results in the biotechnology segment. Given the volatility of these companies, we tend to underweight the industry. As a result, the fund did not own some of the sector’s leading performers for the period. Stock selection in the industrials sector also detracted from relative performance, while stock selection in the information technology, financials and energy sectors represented the largest contributors to relative results.

In terms of individual holdings, a position in hardwood flooring retailer Lumber Liquidators was a top contributor. The company reported strong earnings and improving same-store sales. Better margins and improving efficiencies within the supply chain drove the

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firm’s guidance higher. A position in Ultimate Software, a provider of cloud-based people management software, also contributed positively to performance. With their best-in-class products, the company continued to add new clients and gain market share from incumbents. A position in Allot Communications, a developer of solutions to help broadband carriers track and bill usage, also aided performance as secular tailwinds for this company’s must-have technology drove above-average revenue growth.

On the other hand, a position in ZELTIQ Aesthetics, a developer of a non-invasive fat-elimination procedure, was among the largest performance detractors for the year. Slow growth and potential competition clouded the company’s outlook and led to poor results. This triggered our stop-loss discipline, and we exited the position. A position in Maxwell Technologies, a provider of energy storage solutions for the automotive and heavy transportation industries, also detracted from returns. Weakness in the European auto and bus markets led management to reduce earnings estimates for the coming year, triggering a sharp decline in the stock price, and we exited the position. In addition, a position in Titan Machinery, an agricultural and construction equipment provider, dragged down results. The company reported two consecutive disappointing quarters due to investments in its low-margin rental business and increasing inventory levels. The recent drought in the U.S. Midwest and expiring tax incentives at the end of 2012 further weakened Titan’s outlook, which led to a sharp decline in the stock price. We exited the position.

Outlook

Looking ahead, we believe equity valuations remain attractive and company balance sheets generally appear to be in decent shape. Although volatility abated somewhat in recent months, we believe it may move higher due to the continuing fiscal uncertainties in the United States, the results of the presidential election and slower global growth, which could make for a challenging environment. Because of our steadfast commitment to investing in high-quality, high growth small-cap companies while paying close attention to risk, we believe our portfolio is best positioned to offer attractive, consistent risk-adjusted returns despite the market conditions.

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LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	10 years

Institutional Class (Inception 12/31/96)	27.29%	3.85%	11.68%
Retail Class (Inception 12/31/96)	26.79	3.57	11.39

Comparative Performance
Russell 2000 Growth Index(c)	31.18	2.96	10.55
Russell 2000 Index(c)	31.91	2.21	10.17
Lipper Small-Cap Growth Funds Index(c)	29.61	1.54	9.13

Cumulative Performance

September 30, 2002 to September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Portfolio Review

Managers:

Joseph R. Gatz, CFA

Jeffrey Schwartz, CFA

Symbols:

Institutional Class	LSSCX
Retail Class	LSCRX
Admin Class	LSVAX

Objective:

Long-term capital growth from investments in common stocks or other equity securities

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index or is $3 billion or less at the time of investment. Unlike the Index, the fund may invest in companies of any size.

The fund may invest up to 20% of its assets in securities of foreign issuers, including emerging market securities.

Market Conditions

U.S. equities rallied off the market low of October 3, 2011, the first trading day of the fund’s fiscal year. Market sentiment was at its low point at that time, primarily due to the European banking and sovereign debt crises and mounting economic concerns in the United States. Equities rallied as various measures to delay or postpone the debt crisis in Europe emerged, and economic prospects in the United States appeared to strengthen relative to cautious expectations. Market leadership changed many times during the year, as investors rotated between having an appetite for risk and being risk averse, between large-cap and small-cap stocks and between growth and value styles. Ultimately, all stock market segments posted strong returns for the 12-month period.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 30.59%. The fund underperformed its benchmark, the Russell 2000 Value Index, which returned 32.63% for the period.

Explanation of Fund Performance

The fund outperformed its benchmark during the first half of the fiscal year, but it lagged modestly during the final six months, as market risk tolerance increased simultaneously with central bank stimulus in Europe and the United States. Stock selection was a slightly positive factor relative to the benchmark, with favorable selections in information technology, industrials and energy outweighing negative selections in financials, specifically real estate investment trusts (REITs).

A position in Wright Express, a provider of payment processing and information services to commercial and government vehicle fleets, was a leading positive contributor to performance. The company reported solid earnings and favorable results from acquisitions and progress in the healthcare and online travel payment

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processing markets. Similarly, a position in AZZ, a manufacturer of electrical equipment and provider of galvanizing services to the steel structures industry, boosted performance. The company reported strong earnings along with enhanced growth prospects from acquisitions. Thomas & Betts, a manufacturer of electrical equipment for utility, industrial, and residential markets, was acquired at a premium by ABB in early 2012, which aided the fund’s results.

In terms of detractors, ACCO Brands, a manufacturer of office products, hurt performance. The company reported lower-than-expected earnings due to anemic economic conditions in the United States and Europe and a negative impact from currency exchange. The weak market for office products overshadowed the material cost and revenue advantages we expected from the company’s recently completed merger with the office products division of MeadWestvaco. In addition, the fund’s position in Cash America International, a provider of specialty financial services to consumers, detracted from performance. Shares declined as an acquisition of jewelry-only pawn shops in Mexico proved disappointing, and the company cancelled plans for an initial public offering of its Internet lending business. Late in September, the company announced plans to exit the jewelry-only pawn business in Mexico. Finally, a position in PHH, an outsource provider of mortgages and vehicle fleet services, sold-off sharply late in 2011 when Standard & Poor’s downgraded its debt rating. With prospects for higher borrowing costs in the intermediate term, we eliminated our position in early 2012.

Outlook

Looking ahead, we remain confident in our strategy, the fundamental character of the fund’s portfolio and what we view as reasonable stock market valuations. We believe our investment strategy is built around our greatest strength: selecting inefficiently priced small-cap value stocks through rigorous fundamental bottom-up analysis. As usual, there is less certainty surrounding events beyond our control, including the trajectory of the U.S. economy, the fallout from the European debt crisis and the political and fiscal hurdles remaining in the United States and worldwide.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	10 years

Institutional Class (Inception 5/13/91)	30.59%	2.78%	10.41%
Retail Class (Inception 12/31/96)	30.26	2.53	10.14
Admin Class (Inception 1/2/98)	29.93	2.27	9.86
Comparative Performance
Russell 2000 Value Index(c)	32.63	1.35	9.68
Russell 2000 Index(c)	31.91	2.21	10.17
Lipper Small-Cap Core Funds Index(c)	28.06	2.44	9.99

Cumulative Performance

September 30, 2002 to September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses.
(b)	The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.
(c)	See page 7 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indices are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Small-Cap Core Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap core funds according to Lipper Inc.

Lipper Small-Cap Growth Funds Index is an unmanaged index that tracks the average performance of the 30 largest small-cap growth funds according to Lipper Inc.

Source: Lipper, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

Russell 2000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2012 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each fund shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012–9/30/2012
Actual	$1,000.00	$1,005.20	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

Retail Class
Actual	$1,000.00	$1,003.80	$6.26
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.95% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012–9/30/2012
Actual	$1,000.00	$992.80	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$992.10	$5.73
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$990.50	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15% and 1.40% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis. With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement, including (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or

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sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies and (2) that the Fund’s performance was stronger over the long term.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Loomis Sayles Small Cap Growth Fund current expenses are below the cap. The Trustees noted that the Loomis Sayles Small Cap Value Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered factors that management believed justified the relatively higher advisory fee rate. They also noted that the Fund had an expense cap in place that had the effect of reducing the advisory fee and that the Fund’s advisory fee rate was only slightly above its peer group median.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability,

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including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, the Loomis Sayles Small Cap Growth Fund’s management fee and each Fund’s overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

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•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.5% of Net Assets

	Aerospace & Defense – 2.1%
353,630	Hexcel Corp.(b)	$8,494,193
147,759	Triumph Group, Inc.	9,239,370

		17,733,563

	Airlines – 0.4%
192,933	Spirit Airlines, Inc.(b)	3,295,296

	Biotechnology – 6.2%
258,260	Aegerion Pharmaceuticals, Inc.(b)	3,827,413
487,973	Alkermes PLC(b)	10,125,440
189,029	Cubist Pharmaceuticals, Inc.(b)	9,012,903
560,944	Exact Sciences Corp.(b)	6,175,993
165,027	Genomic Health, Inc.(b)	5,724,787
199,080	Myriad Genetics, Inc.(b)	5,373,169
651,398	Neurocrine Biosciences, Inc.(b)	5,198,156
218,700	Seattle Genetics, Inc.(b)	5,893,965

		51,331,826

	Building Products – 0.2%
191,254	NCI Building Systems, Inc.(b)	1,918,278

	Capital Markets – 2.2%
422,272	Financial Engines, Inc.(b)	10,062,742
234,630	Stifel Financial Corp.(b)	7,883,568

		17,946,310

	Chemicals – 1.2%
754,144	Flotek Industries, Inc.(b)	9,555,004

	Commercial Banks – 4.9%
159,467	Bank of the Ozarks, Inc.	5,496,827
812,574	Boston Private Financial Holdings, Inc.	7,792,585
139,526	Signature Bank(b)	9,359,404
133,273	SVB Financial Group(b)	8,057,686
208,038	Texas Capital Bancshares, Inc.(b)	10,341,569

		41,048,071

	Communications Equipment – 2.5%
541,592	Ciena Corp.(b)	7,365,651
379,345	Ixia(b)	6,096,074
298,836	Procera Networks, Inc.(b)	7,022,646

		20,484,371

	Construction & Engineering – 0.8%
341,015	MasTec, Inc.(b)	6,717,996

	Distributors – 1.0%
202,180	Pool Corp.	8,406,644

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Consumer Services – 1.0%
354,059	Grand Canyon Education, Inc.(b)	$8,331,008

	Diversified Financial Services – 0.8%
199,668	MarketAxess Holdings, Inc.	6,309,509

	Electrical Equipment – 1.1%
358,389	Thermon Group Holdings, Inc.(b)	8,956,141

	Electronic Equipment, Instruments & Components – 3.7%
111,247	FARO Technologies, Inc.(b)	4,596,726
91,308	FEI Co.	4,884,978
152,197	IPG Photonics Corp.(b)	8,720,888
203,677	Measurement Specialties, Inc.(b)	6,717,268
76,018	OSI Systems, Inc.(b)	5,917,241

		30,837,101

	Energy Equipment & Services – 3.5%
107,719	Dril-Quip, Inc.(b)	7,742,842
330,697	Forum Energy Technologies, Inc.(b)	8,042,551
126,751	Lufkin Industries, Inc.	6,821,739
118,625	Oceaneering International, Inc.	6,554,031

		29,161,163

	Food & Staples Retailing – 1.7%
111,621	Fresh Market, Inc. (The)(b)	6,695,028
205,173	Susser Holdings Corp.(b)	7,421,107

		14,116,135

	Health Care Equipment & Supplies – 9.9%
235,111	Abaxis, Inc.(b)	8,445,187
284,508	ABIOMED, Inc.(b)	5,971,823
284,667	Align Technology, Inc.(b)	10,524,139
416,231	Conceptus, Inc.(b)	8,453,652
180,690	Cyberonics, Inc.(b)	9,471,770
437,668	Endologix, Inc.(b)	6,048,572
91,628	ICU Medical, Inc.(b)	5,541,661
376,083	Insulet Corp.(b)	8,115,871
344,328	NuVasive, Inc.(b)	7,888,555
318,468	NxStage Medical, Inc.(b)	4,206,962
271,355	Volcano Corp.(b)	7,752,612

		82,420,804

	Health Care Providers & Services – 2.3%
354,163	Hanger Orthopedic Group, Inc.(b)	10,104,271
330,855	Team Health Holdings, Inc.(b)	8,976,096

		19,080,367

	Health Care Technology – 0.7%
304,289	MedAssets, Inc.(b)	5,416,344

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 5.2%
214,797	Life Time Fitness, Inc.(b)	$9,824,815
37,368	Panera Bread Co., Class A(b)	6,385,817
589,063	Shuffle Master, Inc.(b)	9,313,086
475,464	Texas Roadhouse, Inc.	8,130,434
162,621	Vail Resorts, Inc.	9,375,101

		43,029,253

	Insurance – 0.9%
287,021	Amtrust Financial Services, Inc.	7,353,478

	Internet Software & Services – 4.2%
253,554	Cornerstone OnDemand, Inc.(b)	7,773,966
126,804	CoStar Group, Inc.(b)	10,339,598
466,693	DealerTrack Holdings, Inc.(b)	12,997,400
165,905	Trulia, Inc.(b)	3,553,685

		34,664,649

	IT Services – 2.2%
262,856	Heartland Payment Systems, Inc.	8,327,278
447,718	InterXion Holding NV(b)	10,172,153

		18,499,431

	Life Sciences Tools & Services – 1.1%
300,972	PAREXEL International Corp.(b)	9,257,899

	Machinery – 4.2%
161,285	Chart Industries, Inc.(b)	11,910,897
67,465	Middleby Corp. (The)(b)	7,801,653
184,592	RBC Bearings, Inc.(b)	8,878,875
99,968	Robbins & Myers, Inc.	5,958,093

		34,549,518

	Oil, Gas & Consumable Fuels – 3.4%
252,325	Approach Resources, Inc.(b)	7,602,552
148,026	Gulfport Energy Corp.(b)	4,627,293
260,289	Oasis Petroleum, Inc.(b)	7,670,717
179,407	Rosetta Resources, Inc.(b)	8,593,595

		28,494,157

	Pharmaceuticals – 1.9%
96,012	Medicis Pharmaceutical Corp., Class A	4,154,439
605,261	Nektar Therapeutics(b)	6,464,187
70,221	Optimer Pharmaceuticals, Inc.(b)	991,521
239,122	Pacira Pharmaceuticals, Inc.(b)	4,160,723

		15,770,870

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Professional Services – 3.9%
211,857	Advisory Board Co. (The)(b)	$10,133,120
279,321	Corporate Executive Board Co. (The)	14,979,985
215,545	Huron Consulting Group, Inc.(b)	7,505,277

		32,618,382

	Road & Rail – 1.3%
163,491	Genesee & Wyoming, Inc., Class A(b)	10,931,008

	Semiconductors & Semiconductor Equipment – 5.4%
244,894	Cavium, Inc.(b)	8,162,317
137,977	Cymer, Inc.(b)	7,045,106
182,454	EZchip Semiconductor Ltd.(b)	5,581,268
144,926	Hittite Microwave Corp.(b)	8,039,045
159,253	Silicon Laboratories, Inc.(b)	5,854,140
156,419	Ultratech, Inc.(b)	4,908,428
230,194	Volterra Semiconductor Corp.(b)	5,034,343

		44,624,647

	Software – 8.2%
342,725	Allot Communications Ltd.(b)	9,089,067
156,847	CommVault Systems, Inc.(b)	9,206,919
197,422	Ellie Mae, Inc.(b)	5,375,801
294,023	Guidewire Software, Inc.(b)	9,129,414
206,350	Imperva, Inc.(b)	7,632,887
276,917	QLIK Technologies, Inc.(b)	6,205,710
182,240	Sourcefire, Inc.(b)	8,935,227
118,731	Ultimate Software Group, Inc. (The)(b)	12,122,435

		67,697,460

	Specialty Retail – 6.6%
369,292	Asbury Automotive Group, Inc.(b)	10,321,711
150,165	Cabela’s, Inc.(b)	8,211,022
419,492	Chico’s FAS, Inc.	7,597,000
135,678	Hibbett Sports, Inc.(b)	8,066,057
148,941	Lumber Liquidators Holdings, Inc.(b)	7,548,330
132,951	rue21, Inc.(b)	4,141,424
155,137	Vitamin Shoppe, Inc.(b)	9,047,590

		54,933,134

	Textiles, Apparel & Luxury Goods – 1.8%
300,920	Fifth & Pacific Cos., Inc.(b)	3,845,757
196,353	Oxford Industries, Inc.	11,084,127

		14,929,884

	Total Common Stocks (Identified Cost $702,495,487)	800,419,701

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Growth Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 2.8%
$23,095,920	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $23,095,939 on 10/01/2012 collateralized by $22,970,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $23,559,135 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $23,095,920)	$23,095,920

	Total Investments – 99.3% (Identified Cost $725,591,407)(a)	823,515,621
	Other assets less liabilities—0.7%	5,774,550

	Net Assets – 100.0%	$829,290,171

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $726,096,514 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$107,189,185
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,770,078)

	Net unrealized appreciation	$97,419,107

(b)	Non-income producing security.

Industry Summary at September 30, 2012 (Unaudited)

Health Care Equipment & Supplies	9.9%
Software	8.2
Specialty Retail	6.6
Biotechnology	6.2
Semiconductors & Semiconductor Equipment	5.4
Hotels, Restaurants & Leisure	5.2
Commercial Banks	4.9
Internet Software & Services	4.2
Machinery	4.2
Professional Services	3.9
Electronic Equipment, Instruments & Components	3.7
Energy Equipment & Services	3.5
Oil, Gas & Consumable Fuels	3.4
Communications Equipment	2.5
Health Care Providers & Services	2.3
IT Services	2.2
Capital Markets	2.2
Aerospace & Defense	2.1
Other Investments, less than 2% each	15.9
Short-Term Investments	2.8

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.0% of Net Assets

	Auto Components – 1.2%
534,579	Dana Holding Corp.	$6,575,322
172,744	Tenneco, Inc.(b)	4,836,832

		11,412,154

	Building Products – 0.6%
136,504	Armstrong World Industries, Inc.(b)	6,329,691

	Capital Markets – 1.8%
777,711	Fifth Street Finance Corp.	8,539,267
269,619	Stifel Financial Corp.(b)	9,059,198

		17,598,465

	Chemicals – 3.0%
125,729	Cabot Corp.	4,597,909
112,430	Koppers Holdings, Inc.	3,927,180
97,033	Minerals Technologies, Inc.	6,882,551
282,814	Olin Corp.	6,145,548
83,411	WR Grace & Co.(b)	4,927,922
182,181	Zep, Inc.	2,754,577

		29,235,687

	Commercial Banks – 9.2%
587,102	BancorpSouth, Inc.	8,653,884
618,248	Cathay General Bancorp	10,670,961
159,134	City National Corp.	8,196,992
495,700	CVB Financial Corp.	5,918,658
482,130	First Financial Bancorp	8,152,818
138,673	First Financial Bankshares, Inc.	4,996,388
160,056	IBERIABANK Corp.	7,330,565
246,925	Pinnacle Financial Partners, Inc.(b)	4,770,591
260,432	Popular, Inc.(b)	4,539,330
183,036	Prosperity Bancshares, Inc.	7,800,994
147,680	Signature Bank(b)	9,906,374
264,608	Wintrust Financial Corp.	9,941,323

		90,878,878

	Commercial Services & Supplies – 3.9%
586,807	ACCO Brands Corp.(b)	3,808,378
48,642	Brink’s Co. (The)	1,249,613
506,299	KAR Auction Services, Inc.(b)	9,994,342
144,766	McGrath Rentcorp	3,776,945
438,131	Rollins, Inc.	10,247,884
130,259	Team, Inc.(b)	4,148,749
182,077	Waste Connections, Inc.	5,507,829

		38,733,740

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Communications Equipment – 1.6%
808,082	Brocade Communications Systems, Inc.(b)	$4,779,805
662,976	Harmonic, Inc.(b)	3,009,911
214,858	NETGEAR, Inc.(b)	8,194,684

		15,984,400

	Computers & Peripherals – 0.3%
256,240	QLogic Corp.(b)	2,926,261

	Construction & Engineering – 0.9%
277,793	MYR Group, Inc.(b)	5,541,970
237,458	Primoris Services Corp.	3,098,827

		8,640,797

	Consumer Finance – 1.3%
93,736	Cash America International, Inc.	3,615,398
547,970	DFC Global Corp.(b)	9,397,685

		13,013,083

	Distributors – 0.5%
109,064	Core-Mark Holding Co., Inc.	5,247,069

	Diversified Financial Services – 0.7%
222,094	MarketAxess Holdings, Inc.	7,018,170

	Electric Utilities – 2.5%
220,623	ALLETE, Inc.	9,208,804
81,523	ITC Holdings Corp.	6,161,508
261,847	UIL Holdings Corp.	9,389,834

		24,760,146

	Electrical Equipment – 3.6%
287,432	AZZ, Inc.	10,916,668
126,849	Belden, Inc.	4,678,191
128,758	EnerSys(b)	4,543,870
208,227	General Cable Corp.(b)	6,117,709
148,139	Global Power Equipment Group, Inc.	2,739,090
357,614	II-VI, Inc.(b)	6,801,818

		35,797,346

	Electronic Equipment, Instruments & Components – 3.7%
137,741	Cognex Corp.	4,763,084
359,931	GSI Group, Inc.(b)	3,206,985
152,527	Littelfuse, Inc.	8,623,877
337,014	Methode Electronics, Inc.	3,272,406
146,804	Rogers Corp.(b)	6,218,617
158,371	ScanSource, Inc.(b)	5,071,039
545,241	Vishay Intertechnology, Inc.(b)	5,359,719

		36,515,727

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Energy Equipment & Services – 2.2%
289,873	Helix Energy Solutions Group, Inc.(b)	$5,295,980
149,148	Lufkin Industries, Inc.	8,027,145
148,637	Oceaneering International, Inc.	8,212,194

		21,535,319

	Food & Staples Retailing – 0.9%
62,891	Casey’s General Stores, Inc.	3,593,592
348,659	Spartan Stores, Inc.	5,337,969

		8,931,561

	Food Products – 2.0%
329,955	Darling International, Inc.(b)	6,034,877
147,190	Ingredion, Inc.	8,119,000
93,203	J & J Snack Foods Corp.	5,343,328

		19,497,205

	Gas Utilities – 0.9%
280,109	UGI Corp.	8,893,461

	Health Care Equipment & Supplies – 1.1%
155,947	SurModics, Inc.(b)	3,153,248
112,062	Teleflex, Inc.	7,714,348

		10,867,596

	Health Care Providers & Services – 3.0%
263,596	Bio-Reference Labs, Inc.(b)	7,533,574
193,953	Hanger Orthopedic Group, Inc.(b)	5,533,479
116,531	MEDNAX, Inc.(b)	8,675,733
136,766	WellCare Health Plans, Inc.(b)	7,734,117

		29,476,903

	Hotels, Restaurants & Leisure – 3.8%
122,741	Churchill Downs, Inc.	7,698,316
117,929	Cracker Barrel Old Country Store, Inc.	7,914,215
233,793	Marriott Vacations Worldwide Corp.(b)	8,421,224
113,080	Six Flags Entertainment Corp.	6,649,104
124,251	Wyndham Worldwide Corp.	6,520,692

		37,203,551

	Household Durables – 1.7%
229,532	Jarden Corp.	12,128,471
329,952	La-Z-Boy, Inc.(b)	4,827,198

		16,955,669

	Industrial Conglomerates – 0.7%
240,946	Raven Industries, Inc.	7,091,041

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Insurance – 3.7%
446,540	Employers Holdings, Inc.	$8,185,078
326,467	HCC Insurance Holdings, Inc.	11,063,967
108,309	ProAssurance Corp.	9,795,466
133,959	Reinsurance Group of America, Inc., Class A	7,752,207

		36,796,718

	Internet & Catalog Retail – 1.1%
127,655	HSN, Inc.	6,261,478
97,059	Liberty Ventures, Series A(b)	4,818,009

		11,079,487

	Internet Software & Services – 0.9%
98,524	IAC/InterActiveCorp	5,129,159
341,227	Perficient, Inc.(b)	4,118,610

		9,247,769

	IT Services – 3.1%
463,380	Convergys Corp.	7,261,164
429,339	Euronet Worldwide, Inc.(b)	8,067,280
215,207	Wright Express Corp.(b)	15,004,232

		30,332,676

	Machinery – 5.4%
172,663	Actuant Corp., Class A	4,941,615
110,937	Alamo Group, Inc.	3,747,452
296,706	Albany International Corp., Class A	6,518,631
443,446	Altra Holdings, Inc.	8,070,717
185,466	John Bean Technologies Corp.	3,028,660
34,988	Middleby Corp. (The)(b)	4,046,012
170,275	RBC Bearings, Inc.(b)	8,190,228
189,727	TriMas Corp.(b)	4,574,318
123,266	Wabtec Corp.	9,897,027

		53,014,660

	Marine – 0.7%
121,016	Kirby Corp.(b)	6,689,765

	Media – 2.0%
178,757	Arbitron, Inc.	6,774,890
186,322	John Wiley & Sons, Inc., Class A	8,561,496
447,724	Live Nation Entertainment, Inc.(b)	3,854,904

		19,191,290

	Metals & Mining – 2.6%
102,828	Haynes International, Inc.	5,362,480
560,885	Horsehead Holding Corp.(b)	5,238,666

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Metals & Mining – continued
154,083	Reliance Steel & Aluminum Co.	$8,066,245
440,342	SunCoke Energy, Inc.(b)	7,098,313

		25,765,704

	Multi Utilities – 0.4%
96,223	NorthWestern Corp.	3,486,159

	Multiline Retail – 0.6%
398,351	Fred’s, Inc. Class A	5,668,535

	Oil, Gas & Consumable Fuels – 1.9%
109,369	Berry Petroleum Co., Class A	4,443,662
232,910	Cloud Peak Energy, Inc.(b)	4,215,671
488,885	EPL Oil & Gas, Inc.(b)	9,919,477

		18,578,810

	Pharmaceuticals – 0.8%
287,573	Impax Laboratories, Inc.(b)	7,465,395

	REITs – Apartments – 3.4%
233,803	American Campus Communities, Inc.	10,259,276
124,279	Home Properties, Inc.	7,614,574
133,984	Mid-America Apartment Communities, Inc.	8,750,495
258,603	UDR, Inc.	6,418,526

		33,042,871

	REITs – Diversified – 1.4%
317,842	DuPont Fabros Technology, Inc.	8,025,510
157,581	Potlatch Corp.	5,888,802

		13,914,312

	REITs – Healthcare – 1.0%
427,396	Omega Healthcare Investors, Inc.	9,714,711

	REITs – Hotels – 0.8%
1,629,443	Hersha Hospitality Trust	7,984,271

	REITs – Office Property – 1.0%
532,268	BioMed Realty Trust, Inc.	9,964,057

	REITs – Single Tenant – 0.6%
195,910	National Retail Properties, Inc.	5,975,255

	REITs – Storage – 2.1%
776,343	CubeSmart	9,991,535
180,366	Sovran Self Storage, Inc.	10,434,173

		20,425,708

	Road & Rail – 2.8%
381,765	Avis Budget Group, Inc.(b)	5,871,546

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Road & Rail – continued
121,198	Genesee & Wyoming, Inc., Class A(b)	$8,103,298
293,871	Old Dominion Freight Line, Inc.(b)	8,863,150
207,617	Werner Enterprises, Inc.	4,436,775

		27,274,769

	Semiconductors & Semiconductor Equipment – 2.1%
624,302	Lattice Semiconductor Corp.(b)	2,391,077
90,846	MKS Instruments, Inc.	2,315,664
278,294	Semtech Corp.(b)	6,999,094
619,995	Teradyne, Inc.(b)	8,816,329

		20,522,164

	Software – 1.5%
453,580	Comverse Technology, Inc.(b)	2,789,517
285,214	Monotype Imaging Holdings, Inc.	4,446,486
314,189	SS&C Technologies Holdings, Inc.(b)	7,920,705

		15,156,708

	Specialty Retail – 4.2%
131,282	Genesco, Inc.(b)	8,760,448
941,746	Hot Topic, Inc.	8,193,190
105,292	Jos. A. Bank Clothiers, Inc.(b)	5,104,556
175,920	Rent-A-Center, Inc.	6,171,274
510,856	Sally Beauty Holdings, Inc.(b)	12,817,377

		41,046,845

	Thrifts & Mortgage Finance – 0.7%
557,049	Capitol Federal Financial, Inc.	6,662,306

	Trading Companies & Distributors – 1.4%
91,850	DXP Enterprises, Inc.(b)	4,387,675
211,603	H&E Equipment Services, Inc.	2,564,628
341,141	Rush Enterprises, Inc., Class A(b)	6,570,376

		13,522,679

	Transportation Infrastructure – 0.3%
251,543	Wesco Aircraft Holdings, Inc.(b)	3,436,077

	Water Utilities – 0.4%
222,776	Middlesex Water Co.	4,268,388

	Total Common Stocks (Identified Cost $736,274,157)	964,772,009

Closed End Investment Companies – 0.9%
527,881	Ares Capital Corp. (Identified Cost $7,110,703)	9,047,880

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
67,892	Magnum Hunter Resources Corp., Expiration on 10/14/2013 at $10.50(b)(c)(d) (Identified Cost $0)	$—

Principal Amount

Short-Term Investments – 1.3%
$12,694,726	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $12,694,737 on 10/01/2012 collateralized by $12,335,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $12,951,750 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $12,694,726)	12,694,726

	Total Investments – 100.2% (Identified Cost $756,079,586)(a)	986,514,615
	Other assets less liabilities—(0.2)%	(2,405,323)

	Net Assets – 100.0%	$984,109,292

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $757,282,514 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$250,346,557
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(21,114,456)

	Net unrealized appreciation	$229,232,101

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser.
(d)	Illiquid security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2012 (Unaudited)

Commercial Banks	9.2%
Machinery	5.4
Specialty Retail	4.2
Commercial Services & Supplies	3.9
Hotels, Restaurants & Leisure	3.8
Insurance	3.7
Electronic Equipment, Instruments & Components	3.7
Electrical Equipment	3.6
REITs—Apartments	3.4
IT Services	3.1
Health Care Providers & Services	3.0
Chemicals	3.0
Road & Rail	2.8
Metals & Mining	2.6
Electric Utilities	2.5
Energy Equipment & Services	2.2
Semiconductors & Semiconductor Equipment	2.1
REITs—Storage	2.1
Food Products	2.0
Media	2.0
Other Investments, less than 2% each	30.6
Short-Term Investments	1.3

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statements of Assets and Liabilities

September 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund
ASSETS
Investments at cost	$725,591,407	$756,079,586
Net unrealized appreciation	97,924,214	230,435,029

Investments at value	823,515,621	986,514,615
Cash	—	26,394
Receivable for Fund shares sold	5,472,353	713,396
Receivable for securities sold	1,584,638	642,058
Dividends and interest receivable	38,322	1,117,016

TOTAL ASSETS	830,610,934	989,013,479

LIABILITIES
Payable for securities purchased	—	3,280,386
Payable for Fund shares redeemed	534,522	712,225
Management fees payable (Note 5)	498,455	605,069
Deferred Trustees’ fees (Note 5)	84,000	156,943
Administrative fees payable (Note 5)	29,704	36,724
Payable to distributor (Note 5d)	8,429	13,178
Other accounts payable and accrued expenses	165,653	99,662

TOTAL LIABILITIES	1,320,763	4,904,187

NET ASSETS	$829,290,171	$984,109,292

NET ASSETS CONSIST OF:
Paid-in capital	$748,215,241	$756,053,456
Accumulated net investment (loss)/Undistributed net investment income	(4,261,711)	4,639,670
Accumulated net realized loss on investments	(12,587,573)	(7,018,863)
Net unrealized appreciation on investments	97,924,214	230,435,029

NET ASSETS	$829,290,171	$984,109,292

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$599,468,619	$572,776,302

Shares of beneficial interest	31,273,924	19,653,624

Net asset value, offering and redemption price per share	$19.17	$29.14

Retail Class:
Net assets	$229,821,552	$343,480,452

Shares of beneficial interest	12,480,596	11,911,680

Net asset value, offering and redemption price per share	$18.41	$28.84

Admin Class:
Net assets	$—	$67,852,538

Shares of beneficial interest	—	2,404,344

Net asset value, offering and redemption price per share	$—	$28.22

See accompanying notes to financial statements.

|  28

Statements of Operations

For the Year Ended September 30, 2012

	Small Cap Growth Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividends	$885,578	$16,167,925
Interest	616	333
Less net foreign taxes withheld	(8,759)	—

	877,435	16,168,258

Expenses
Management fees (Note 5)	4,191,200	7,351,125
Service and distribution fees (Note 5)	465,283	1,270,059
Administrative fees (Note 5)	253,968	446,654
Trustees’ fees and expenses (Note 5)	31,364	43,982
Transfer agent fees and expenses (Notes 5 and 6)	721,584	1,026,268
Audit and tax services fees	37,282	42,503
Custodian fees and expenses	40,327	36,769
Legal fees	8,003	14,068
Registration fees	122,993	81,647
Shareholder reporting expenses	43,334	73,248
Miscellaneous expenses	14,953	29,632

Total expenses	5,930,291	10,415,955
Fee/expense recovery (Note 5)	—	5,398
Less waiver and/or expense reimbursement (Note 5)	(60,902)	(329,939)

Net expenses	5,869,389	10,091,414

Net investment income (loss)	(4,991,954)	6,076,844

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	14,608,048	49,521,017
Net change in unrealized appreciation (depreciation) on:
Investments	100,644,997	195,787,207

Net realized and unrealized gain on investments	115,253,045	245,308,224

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$110,261,091	$251,385,068

See accompanying notes to financial statements.

29  |

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income (loss)	$(4,991,954)	$(2,094,856)	$6,076,844	$1,910,022
Net realized gain on investments	14,608,048	24,546,166	49,521,017	92,685,709
Net change in unrealized appreciation (depreciation) on investments	100,644,997	(32,206,864)	195,787,207	(102,463,891)

Net increase (decrease) in net assets resulting from operations	110,261,091	(9,755,554)	251,385,068	(7,868,160)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(1,033,252)	(3,276,433)
Retail Class	—	—	—	(1,768,636)
Admin Class	—	—	—	(178,569)

Total distributions	—	—	(1,033,252)	(5,223,638)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	451,606,631	149,332,650	(111,263,616)	(54,117,495)

Net increase (decrease) in net assets	561,867,722	139,577,096	139,088,200	(67,209,293)
NET ASSETS
Beginning of the year	267,422,449	127,845,353	845,021,092	912,230,385

End of the year	$829,290,171	$267,422,449	$984,109,292	$845,021,092

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(4,261,711)	$(69,983)	$4,639,670	$(141,018)

See accompanying notes to financial statements.

|  30

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss (a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
SMALL CAP GROWTH FUND

Institutional Class
9/30/2012	$15.06	$(0.14)		$4.25	$4.11	$—	$—	$—
9/30/2011	14.03	(0.13)		1.16 (g)	1.03	—	—	—
9/30/2010	11.58	(0.11	)(i)	2.56	2.45	—	—	—
9/30/2009	13.07	(0.07)		(1.42)	(1.49)	—	—	—
9/30/2008	15.87	(0.07)		(2.73)	(2.80)	—	—	—

Retail Class
9/30/2012	14.52	(0.19)		4.08	3.89	—	—	—
9/30/2011	13.55	(0.18)		1.15 (g)	0.97	—	—	—
9/30/2010	11.21	(0.13	)(i)	2.47	2.34	—	—	—
9/30/2009	12.69	(0.09)		(1.39)	(1.48)	—	—	—
9/30/2008	15.45	(0.10)		(2.66)	(2.76)	—	—	—

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(h)	Includes fee/expense recovery of 0.03%.
(i)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.

See accompanying notes to financial statements.

31  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment loss (%) (f)		Portfolio turnover rate (%)

$—	$19.17	27.29	$599,469	0.95		0.95		(0.79)		77
—	15.06	7.34	154,313	0.98	(h)	0.98	(h)	(0.78)		76
—	14.03	21.16	52,501	1.00		1.06		(0.85	)(i)	69
—	11.58	(11.40)	45,557	1.00		1.01		(0.68)		107
0.00	13.07	(17.64)	44,540	1.00		1.01		(0.47)		92

—	18.41	26.79	229,822	1.25		1.28		(1.09)		77
—	14.52	7.16	113,110	1.25		1.27		(1.07)		76
—	13.55	20.87	75,344	1.25		1.39		(1.10	)(i)	69
—	11.21	(11.66)	75,478	1.25		1.43		(0.93)		107
0.00	12.69	(17.86)	79,897	1.25		1.42		(0.70)		92

See accompanying notes to financial statements.

|  32

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions
SMALL CAP VALUE FUND

Institutional Class
9/30/2012	$22.36	$0.21		$6.62	$6.83	$(0.05)	$—	$(0.05)
9/30/2011	22.93	0.09	(h)	(0.50)	(0.41)	(0.16)	—	(0.16)
9/30/2010	20.66	0.11		2.23	2.34	(0.07)	—	(0.07)
9/30/2009	22.01	0.09		(1.32)	(1.23)	(0.11)	(0.01)	(0.12)
9/30/2008	28.77	0.11	(i)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)

Retail Class
9/30/2012	22.14	0.13		6.57	6.70	—	—	—
9/30/2011	22.71	0.02	(h)	(0.48)	(0.46)	(0.11)	—	(0.11)
9/30/2010	20.47	0.06		2.21	2.27	(0.03)	—	(0.03)
9/30/2009	21.79	0.04		(1.30)	(1.26)	(0.05)	(0.01)	(0.06)
9/30/2008	28.52	0.05	(i)	(4.00)	(3.95)	—	(2.78)	(2.78)

Admin Class
9/30/2012	21.72	0.06		6.44	6.50	—	—	—
9/30/2011	22.30	(0.04	)(h)	(0.49)	(0.53)	(0.05)	—	(0.05)
9/30/2010	20.11	0.00		2.19	2.19	—	—	—
9/30/2009	21.40	0.00		(1.28)	(1.28)	(0.00)	(0.01)	(0.01)
9/30/2008	28.13	(0.01	)(i)	(3.94)	(3.95)	—	(2.78)	(2.78)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes a non-recurring dividend. Without this dividend, net investment income (loss) per share would have been $0.07, $0.01 and $(0.06) for Institutional Class, Retail Class and Admin Class, respectively, total return would have been (1.93)%, (2.16)% and (2.44)% for Institutional Class, Retail Class and Admin Class, respectively and the ratio of net investment income (loss) to average net assets would have been 0.28%, 0.03% and (0.22)% for Institutional Class, Retail Class and Admin Class, respectively.
(i)	Includes a non-recurring dividend of $0.02 per share.

See accompanying notes to financial statements.

33  |

					Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)		Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)		Portfolio turnover rate (%)

$—	$29.14	30.59		$572,776	0.90	(g)	0.90	(g)	0.76		19
—	22.36	(1.88	)(h)	431,761	0.90		0.93		0.33	(h)	42
—	22.93	11.39		454,853	0.90		0.94		0.50		52
0.00	20.66	(5.42)		506,324	0.90		0.94		0.52		55
0.00	22.01	(15.02)		553,268	0.89		0.89		0.47		61

—	28.84	30.26		343,480	1.15		1.22		0.49		19
—	22.14	(2.12	)(h)	347,759	1.15		1.22		0.08	(h)	42
—	22.71	11.10		383,934	1.15		1.24		0.26		52
0.00	20.47	(5.66)		387,383	1.15		1.31		0.26		55
0.00	21.79	(15.21)		464,525	1.15		1.27		0.21		61

—	28.22	29.93		67,853	1.40		1.52		0.24		19
—	21.72	(2.40	)(h)	65,500	1.40		1.52		(0.17	)(h)	42
—	22.30	10.89		73,443	1.40		1.56		0.02		52
0.00	20.11	(5.93)		74,195	1.40		1.77		0.02		55
0.00	21.40	(15.44)		77,855	1.40		1.68		(0.04)		61

See accompanying notes to financial statements.

|  34

Notes to Financial Statements

September 30, 2012

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. The Funds continue to offer Institutional Class and Retail Class shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services

35  |

Notes to Financial Statements – continued

September 30, 2012

generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the

|  36

Notes to Financial Statements – continued

September 30, 2012

Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

37  |

Notes to Financial Statements – continued

September 30, 2012

The Funds may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Funds. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses and REIT basis adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 was as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$—	$—	$—	$—	$—
Small Cap Value Fund	1,033,252	—	1,033,252	5,223,638	—	5,223,638

|  38

Notes to Financial Statements – continued

September 30, 2012

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$—	$4,796,613
Undistributed long-term capital gains	—	—

Total undistributed earnings	—	4,796,613

Late-year ordinary and post-October capital loss deferrals*	(16,260,177)	(5,815,935)
Unrealized appreciation	97,419,107	229,232,101

Total accumulated earnings	$81,158,930	$228,212,779

Capital loss carryforward utilized in the current year	$26,874,285	$55,320,015

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver

39  |

Notes to Financial Statements – continued

September 30, 2012

additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012 , neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  40

Notes to Financial Statements – continued

September 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$800,419,701	$—	$—	$800,419,701
Short-Term Investments	—	23,095,920	—	23,095,920

Total	$800,419,701	$23,095,920	$—	$823,515,621

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$964,772,009	$—	$—	$964,772,009
Closed End Investment Companies	9,047,880	—	—	9,047,880
Warrants(b)	—	—	—	—
Short-Term Investments	—	12,694,726	—	12,694,726

Total	$973,819,889	$12,694,726	$—	$986,514,615

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using level 2 inputs.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

4.  Purchases and Sales of Securities. For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$840,553,855	$411,310,539
Small Cap Value Fund	184,085,761	279,488,146

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%

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Notes to Financial Statements – continued

September 30, 2012

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Small Cap Growth Fund	$4,191,200	0.75%
Small Cap Value Fund	7,351,125	0.75%

For the year ended September 30, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Total
Small Cap Growth Fund	$—	$60,902	$—	$60,902
Small Cap Value Fund	—	247,967	81,972	329,939

1Expense reimbursements are subject to possible recovery until September 30, 2013.

For the year ended September 30, 2012, expense reimbursements related to the prior fiscal year were recovered as follows:

	Recovered Expenses
Fund	Institutional Class	Retail Class	Total
Small Cap Value Fund	$5,398	$—	$5,398

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Notes to Financial Statements – continued

September 30, 2012

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2012, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$465,283	$—
Small Cap Value Fund	178,127	913,805	178,127

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Notes to Financial Statements – continued

September 30, 2012

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$253,968
Small Cap Value Fund	446,654

d.  Sub-Transfer Agent Fees. NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$358,661	$185,330	$—
Small Cap Value Fund	352,238	498,329	130,622

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Notes to Financial Statements – continued

September 30, 2012

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$5,725	$2,704	$—
Small Cap Value Fund	5,720	5,886	1,572

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000. Each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

45  |

Notes to Financial Statements – continued

September 30, 2012

f.  Affiliated Ownership. At September 30, 2012, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of beneficial interest of the Funds representing the following percentages of net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Small Cap Growth Fund	0.81%	1.11%	1.92%
Small Cap Value Fund	1.14%	2.04%	3.18%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Expenses. For the year ended September 30, 2012, the class-specific transfer agent fees and expenses (including sub-transfer agent fees) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class
Small Cap Growth Fund	$378,018	$343,566	$—
Small Cap Value Fund	382,299	510,805	133,164

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, neither Fund had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2012, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$51,598
Small Cap Value Fund	44,143

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Notes to Financial Statements – continued

September 30, 2012

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	25,012,829	$444,379,599	8,270,565	$142,244,743
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(3,982,168)	(71,766,116)	(1,769,935)	(30,230,462)

Net change	21,030,661	$372,613,483	6,500,630	$112,014,281

Retail Class
Issued from the sale of shares	8,772,957	$149,204,216	5,486,059	$91,670,428
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(4,084,044)	(70,211,068)	(3,253,098)	(54,352,059)

Net change	4,688,913	$78,993,148	2,232,961	$37,318,369

Increase (decrease) from capital share transactions	25,719,574	$451,606,631	8,733,591	$149,332,650

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Notes to Financial Statements – continued

September 30, 2012

9.  Capital Shares – continued.

	Small Cap Value Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,160,980	$112,254,002	3,546,529	$95,137,414
Issued in connection with the reinvestment of distributions	37,002	980,177	114,244	3,053,733
Redeemed	(3,852,812)	(105,017,313)	(4,186,397)	(112,560,971)

Net change	345,170	$8,216,866	(525,624)	$(14,369,824)

Retail Class
Issued from the sale of shares	1,188,522	$32,260,155	2,574,140	$67,167,049
Issued in connection with the reinvestment of distributions	—	—	66,486	1,762,558
Redeemed	(4,987,227)	(135,496,848)	(3,836,066)	(101,096,155)

Net change	(3,798,705)	$(103,236,693)	(1,195,440)	$(32,166,548)

Admin Class
Issued from the sale of shares	593,951	$15,631,061	1,061,267	$27,365,871
Issued in connection with the reinvestment of distributions	—	—	5,109	133,140
Redeemed	(1,205,509)	(31,874,850)	(1,344,604)	(35,080,134)

Net change	(611,558)	$(16,243,789)	(278,228)	$(7,581,123)

Increase (decrease) from capital share transactions	(4,065,093)	$(111,263,616)	(1,999,292)	$(54,117,495)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund and Loomis Sayles Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds I, and the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds II (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

49  |

2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Qualified Dividend Income. For the fiscal year ended September 30, 2012, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

As of 9/30/12

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trusts and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

51  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell	44
			Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)	Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

53  |

Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trusts and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trusts; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trusts; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trusts; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer of Loomis Sayles Funds I since 2002 Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trusts; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trusts. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[4]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

57  |

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Annual Report

September 30, 2012

Portfolio Review	1
Portfolio of Investments	19
Financial Statements	67
Notes to Financial Statements	81

LOOMIS SAYLES FIXED INCOME FUND

Portfolio Review

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Symbol:

Institutional Class	LSFIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The fund will invest primarily in fixed-income securities and may invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Geopolitical events dominated the headlines during the 12-month period that ended September 30, 2012. The financial markets generally moved in concert with developments and setbacks tied to the European sovereign debt crisis and the nascent recovery in the United States. Domestic economic data turned somewhat positive but remained markedly weak, underscoring the fragility of the U.S. recovery. This, in conjunction with the potential for fresh volatility stemming from the upcoming presidential election and pending “fiscal cliff” of federal tax hikes and spending cuts, resulted in expectations for action from the Federal Reserve (the Fed). This anticipation and eventual Fed intervention generally supported the credit markets during the second half of the 12-month period. Meanwhile, after months of debate, the European Central Bank agreed to decisive policy steps to stabilize the ailing euro. This action helped ease investor fears and alleviate the volatility that had dominated the market.

Performance Results

For the 12-month period ended September 30, 2012, Institutional Class shares of Loomis Sayles Fixed Income Fund returned 15.79%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 5.66% for the period.

Explanation of Fund Performance

In an environment of heightened liquidity and an elevated demand for yield, the fund’s outperformance was generally due to out-of-benchmark allocations to non-U.S.-dollar-denominated, high-yield and convertible securities. Among the fund’s foreign-currency-denominated holdings, the euro climbed markedly late in the period and was the overall winner within the allocation. Exposure to the New Zealand dollar, Australian dollar and Canadian dollar also aided results. The fund’s high-yield allocation benefitted from a robust new issuance market, supported by the Fed’s assurance that rates would remain low into 2015. High-yield industrials contributed the most to returns, buoyed by strong showings from individual names, while financial and utility issues also aided results. Performance among convertible securities tracked the overall equity market, which advanced during the period. Meanwhile, the fund’s investment-grade financials rebounded during the period, following several successful stress test results for large U.S. banks.

The fund’s allocation to energy issues weighed on performance due largely to increased investor appetites for risk and fears concerning global growth prospects. Within investment grade, the traditionally defensive utility sector lagged because investors favored riskier asset classes during much of the period. Transportation names also struggled, as higher gas prices and uncertainties regarding domestic and global growth weighed on the sector.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

1  |

LOOMIS SAYLES FIXED INCOME FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS
Institutional Class (Inception 1/17/95)	15.79%	8.31%	11.29%
COMPARATIVE PERFORMANCE
Barclays U.S. Government/Credit Bond Index(b)	5.66	6.63	5.39
Lipper BBB-Rated Funds Index(b)	10.77	7.30	6.56

Cumulative Performance

September 30, 2002 through September 30, 2012(a)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

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LOOMIS SAYLES GLOBAL BOND FUND

Portfolio Review

Managers:

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Lynda L. Schweitzer, CFA

Symbols:

Institutional Class	LSGBX
Retail Class	LSGLX

Objective:

High total investment return through a combination of high current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities including investing primarily in investment grade fixed-income securities worldwide, although it may invest up to 20% of assets in below investment grade fixed-income securities.

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period that ended September 30, 2012, but it began to deteriorate in the second half. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Global bond markets delivered strong total returns during the 12-month period, supported by central bank measures aimed at promoting global economic growth. Quantitative easing, a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the 12-month period, helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented a program designed to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, a stimulus plan in which it is buying long-term securities and selling the same dollar amount of short-term securities, through the remainder of the year. Late in the period, the ECB launched an additional sovereign bond-buying program, and the Fed announced its third round of quantitative easing, in which it will purchase $40 billion per month of agency mortgage-backed securities with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Global Bond Fund returned 9.45%. The fund outperformed its benchmark, the Barclays Global Aggregate Bond Index, which returned 5.07% for the period.

Explanation of Fund Performance

An overweight position in corporate bonds and security selection within the sector drove the fund’s outperformance. Our preference for lower-quality U.S. corporates over euro-area corporates and government bonds, along with selections in banking, basic industry and consumer non-cyclicals, were particularly favorable. From a currency perspective, an underweight position in the euro and corresponding overweight positions in emerging market and peripheral currencies added to the fund’s outperformance. Specifically, holdings in the Colombian peso, Mexican peso, New Zealand dollar, Norwegian krone, Singaporean dollar and South Korean won boosted relative returns. Country allocation was an additional source of outperformance, including an overweight position in U.S. and selected emerging market bonds and an underweight position in Japan. In addition, an overweight position along the middle portion (three to 10-year maturities) of the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) in the U.S. dollar aided performance, as rates along this part of the curve fell.

An underweight in securitized bonds detracted from performance, as this asset class outperformed benchmark Treasury bonds. Nevertheless, our preference for corporates and out-of-benchmark commercial mortgage-backed securities more than offset the negative influence of the underweight. In addition, an underweight position in the Australian dollar and overweight positions in the Brazilian real and Indonesian rupiah weighed on performance.

Outlook

The euro zone remains in recession, growth in China has slowed and global manufacturing remains soft. U.S. economic growth has been the most stable at approximately 2%, but the positive influences from housing and energy have been offset by renewed consumer and business caution tied to the election and looming “fiscal cliff” of federal tax hikes and spending cuts.

The fund remains somewhat more defensive than normal, as we have reduced corporate credit exposure given strong recent performance. We see little value in extending maturities in Treasuries, but we expect Treasury yields to remain largely range-bound through the end of the year. In terms of currency exposure, we favor growing economies with well managed central government finances, including Canada, Singapore, South Korea, Mexico, Norway and Uruguay. Among the commodity-exposed currencies, we prefer Norway and Canada to others, because they have less sensitivity to growth in China. Also, given the current global environment, we prefer commodity-linked currencies with correlation to oil rather than those with correlation to metals. Ultimately, we believe a recovery of risk appetites in corporate investment policy committees is key to self-sustaining global economic growth. This still seems some distance away, given the weak current macroeconomic trends and the significant political uncertainties facing investors during the remainder of this year.

3  |

LOOMIS SAYLES GLOBAL BOND FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 5/10/91)	9.45%	6.74%	8.06%
Retail Class (Inception 12/31/96)	9.20	6.41	7.76

COMPARATIVE PERFORMANCE
Barclays Global Aggregate Bond Index(c)	5.07	6.22	6.45
Lipper Global Income Funds Index(c)	7.94	5.92	6.51

Cumulative Performance(a)

September 30, 2002 through September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(b)	The mountain chart is based on the Institutional Class minimum initial investment of $100,000.
(c)	See page 13 for a description of the indices.

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LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Portfolio Review

Managers:*

Elaine Kan

Kevin Kearns

Maura Murphy, CFA

Symbols:

Institutional Class	LSGSX
Retail Class	LIPRX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in inflation-protected securities with emphasis on debt securities issued by the U.S. Treasury.

*	Effective April 23, 2012, Elaine Kan, Kevin Kearns and Maura Murphy replaced John Hyll and Clifton Rowe as portfolio managers of the fund.

Market Conditions

The market’s expectations for annualized inflation increased during the 12-month period ended September 30, 2012, as indicated by the U.S. five-year, five-year forward breakeven rate, which shows the yield difference between nominal U.S. Treasuries and U.S. Treasury Inflation Protected Securities (TIPS). The rate, which indicates the market expectation for the five-year inflation rate in five years, increased by approximately 70 basis points, to 2.87% at the end of the period. (A basis point is one hundredth of one percent.) The Consumer Price Index (CPI), another inflation measure, also moved higher during the period.

In an attempt to combat sluggish economic data, primarily disappointing labor numbers, the Federal Reserve (the Fed) announced its third round of quantitative easing in September 2012. The plan calls for the purchase of agency mortgage-backed securities at a pace that will inject $40 billion monthly into the economy with no specified end date.

Performance Results

For the 12-month period ended September 30, 2012, Institutional Class shares of Loomis Sayles Inflation Protected Securities Fund returned 9.01%. The fund performed in line with its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, which returned 9.10% for the period.

Explanation of Fund Performance

The fund’s TIPS exposure, which represented the greatest percentage of the fund’s market value, produced strong returns. TIPS, whose coupon payments adjust based on inflation, fared well during the year, given the upward trend of the CPI and increased inflation expectations.

Despite periodic volatility throughout the year, riskier assets generally outperformed Treasuries. Many issuers continued to reduce debt during the period, which improved their balance sheets and increased their credit-worthiness. In this regard, the fund’s small allocations to out-of-benchmark securities, including corporate credit, contributed favorably to relative performance. In particular, investment-grade and high-yield industrials performed well. In addition, out-of-benchmark exposure to convertible bonds and non-U.S.-dollar-denominated corporate and sovereign bonds aided performance relative to the benchmark.

Fund turnover was elevated during the period because of fluctuations in the level of fund assets due to shareholder flows, and a change in the Portfolio Management Team.

Over the past twelve months, the income component of the fund has been lower relative to past years due to a very low interest rate environment. This environment is the result of low current inflation pressures, low inflation expectations, and flight-to-quality periods given the events in Europe and, more recently, Operation Twist implemented by the Federal Reserve. Current nominal and real yields are historically low; in fact, TIPS with maturities as far out as January 2026 have negative real yields. We have tried to mitigate this low yield and income environment with the use of corporate bonds in the fund. However, even corporate debt is trading at very low yield levels.

Outlook

Breakeven rates rose during the past 12 months, indicating investors expect higher inflation in the future. It is unclear what impact the latest round of quantitative easing will have on U.S. inflation, but the Fed has claimed inflation remains in line with its target rate and it does not expect inflation to be a major problem in the near term. Given the many risks that could threaten the still-fragile global economy, we believe near-term bouts of volatility are likely to persist, creating periods of risk-aversion from which TIPS and other high-quality assets should continue to benefit.

5  |

LOOMIS SAYLES INFLATION PROTECTED SECURITIES FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 5/20/91)(e)	9.01%	7.53%	5.37%
Retail Class (Inception 5/28/10)(a)(e)	8.71	7.24	5.04

COMPARATIVE PERFORMANCE
Barclays U.S. Treasury Inflation Protected Securities Index(c)	9.10	7.93	6.64
Lipper Treasury Inflation Protected Securities Funds Index(c)	8.33	7.19	N/A

Cumulative Performance(d)(e)

September 30, 2002 through September 30, 2012(b)(d)(e)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the fund, for the last ten years. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the fund, the Barclays U.S. Government Bond Index (the “Former Benchmark”), compared to the performance of the fund from March 31, 2002 through December 31, 2004. On December 15, 2004, in connection with a change of the fund’s investment objective, the fund changed its primary benchmark to the Barclays U.S. Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the fund’s strategy change, comparative data for the fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the fund, from December 31, 2004, through March 31, 2012. The chart above also compares the performance of the fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 through March 31, 2012. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices. Return data is not available for the Lipper Treasury Inflation Protected Securities Index prior to July 1, 2003.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.
(e)	The fund revised its investment strategies on 12/15/04; performance may have been different had the current investment strategy been in place for all periods shown.

|  6

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Portfolio Review

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Symbol:

Institutional Class	LSHIX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in below investment grade fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Central bank action was a primary driver of market performance during the 12-month period that ended September 30, 2012. New programs from the Federal Reserve (the Fed) and the European Central Bank (ECB) indicated that both institutions remain committed to taking actions necessary to support economic recovery. The Fed’s third round of quantitative easing — a program that involves buying financial assets from commercial banks and other private institutions to inject money into the economy and lower yields — sparked by a sluggish economy and weak job growth, and the ECB’s sovereign debt-purchase program — designed to stabilize the euro — helped encourage investors and drove most financial markets higher. Lower-rated credits saw big gains as market risk abated during the period.

Performance Results

For the 12 months ended September 30, 2012, Loomis Sayles Institutional High Income Fund returned 18.37%. The fund underperformed its benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 19.37% for the period.

Explanation of Fund Performance

Financial market performance was largely positive for the period. Riskier asset classes benefited from central bank actions supporting economic recovery. High-yield securities posted outsized gains as money poured into the sector and default rates stayed well under their long-term averages. Security selection was the primary reason for the fund’s underperformance relative to the benchmark. In addition, certain out-of-benchmark positions weighed on performance, including allocations to convertible and non-U.S.-dollar-denominated securities. Security selection dragged down performance among convertibles, while positions in the Norwegian krone, Indonesian rupiah and Icelandic krona drove down the foreign-currency-denominated allocation. Also, poor performance from one technology name hurt overall performance within the industry.

On a positive note, a small position in investment-grade financials contributed strongly to performance, particularly among selected lenders and brokerage names. In addition, an allocation to common stocks contributed strongly to results, while security selection among preferred holdings added to performance.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

7  |

LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS
Institutional Class (Inception 6/5/96)	18.37%	8.04%	13.70%
COMPARATIVE PERFORMANCE
Barclays U.S. Corporate High-Yield Bond Index(b)	19.37	9.34	10.98
Lipper High Current Yield Funds Index(b)	18.27	6.79	9.19

Cumulative Performance

September 30, 2002 through September 30, 2012(a)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

|  8

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Portfolio Review

Managers:*

Christopher Harms

Clifton V. Rowe, CFA

Kurt Wagner

Symbols:

Institutional Class	LSDIX
Retail Class	LSDRX

Objective:

Above-average total return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment-grade fixed-income securities. The fund’s weighted average duration generally is two to five years. The fund may invest any portion of its assets in U.S.-dollar-denominated Canadian securities and up to 20% of its assets in other U.S.-dollar-denominated foreign securities, including emerging market securities.

*	Effective April 23, 2012 Christopher Harms and Kurt Wagner replaced Neil Burke and Richard Raczkowski as portfolio managers with Clifton Rowe of the fund.

Market Conditions

Financial markets generally advanced in the final months of 2011, but not before experiencing a selloff in November, triggered by fears regarding the euro zone sovereign debt crisis, increasing U.S. debt and the stability of Italy and Spain’s financial systems. A cautious optimism marked the beginning of 2012, but that sentiment began to fade in April, as weak domestic data, paired with mounting problems in Greece and Spain, drove investors to the perceived safety of U.S. Treasuries. Investor discomfort was soothed somewhat in July, as the European Central Bank expressed a willingness to take the actions necessary to prevent a meltdown of the euro. September marked the introduction of the Federal Reserve’s (the Fed) third round of quantitative easing, whereby the Fed pledged to purchase $40 billion per month of mortgage-backed securities with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Intermediate Duration Bond Fund returned 6.06%. The fund outperformed its benchmark, the Barclays U.S. Intermediate Government/Credit Intermediate Bond Index, which returned 4.40%.

Explanation of Fund Performance

Commercial mortgage-backed securities were leading relative performers for the fund. We continued to overweight the sector, believing in its yields and in the improving fundamentals of the commercial real estate market. In addition, an overweight in investment-grade corporates produced notable returns, due in large part to security selection in the industrials and financials sectors. Among industrials, specific communications and consumer non-cyclical issues drove results, while holdings in banking companies lifted the financials sector. An allocation to high-yield industrials also aided performance. Underweight positions in U.S. Treasuries and agencies helped relative performance, as these securities generally underperformed riskier assets. Positions in asset-backed securities and mortgage-backed securities (MBS) also contributed to the fund’s gains. Recently, we pared exposure to 15-year MBS to lock in gains while increasing the fund’s MBS holdings that present lower pre-payment risk.

The fund’s positioning along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) detracted slightly from performance and its duration (price sensitivity to interest rate changes) remained relatively in line with the benchmark. While security selection within investment-grade utilities weighed only modestly on returns, the decrease was enough to outweigh the positive influence from the utilities sector.

Outlook

Recent U.S. economic data have been somewhat mixed, but there are increasing concerns the potential “fiscal cliff” of scheduled federal tax hikes and spending cuts starting January 1, 2013 will hinder the health of the U.S. economy going forward.

We will continue to review issues and existing holdings to see if there are opportunities to swap into securities that are potentially more attractive. We continue to find the corporate new issue market an attractive source of outperformance. Corporate sectors generally performed well in the past year, but they remain influenced by events in Europe. In particular, financials exhibited volatile behavior, while industrials were a steadier source of performance. Overall, security selection within financials and industrials was a positive contributor to returns.

9  |

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS

Institutional Class (Inception 1/28/98)	6.06%	7.14%	5.97%
Retail Class (Inception 5/28/10)(a)	5.69	6.87	5.67

COMPARATIVE PERFORMANCE
Barclays U.S. Intermediate Government/Credit Bond Index(c)	4.40	5.71	4.76
Lipper Intermediate Investment Grade Debt Funds Index(c)	8.52	6.55	5.46

Cumulative Performance(d)

September 30, 2002 through September 30, 2012(b)(d)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Prior to inception of Retail Class (5/28/10), performance is that of Institutional Class, restated to reflect the higher net expenses of Retail Class.
(b)	The mountain chart is based on the fund’s initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 13 for a description of the indices.
(d)	Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees.

|  10

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Portfolio Review

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Symbols:

Institutional Class	LSIGX

Objective:

Above-average total investment return through a combination of current income and capital appreciation

Strategy:

Invests primarily in investment grade fixed-income securities. The fund may invest up to 10% of its assets in below investment-grade fixed-income securities and up to 10% of its assets in equity securities (including preferred stocks and common stocks).

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

U.S. economic data showed signs of improvement during the first half of the 12-month period, but it turned weaker and began to deteriorate in the second half. The U.S. Commerce Department revised the second quarter economic growth rate lower, and employment numbers remained weak. U.S. Treasury yields fell to record lows, as volatility persisted during the period, reflecting concerns about the ongoing sovereign debt crisis in Europe and the global economic slowdown.

Quantitative easing — a central bank tool for buying long-term debt in an effort to keep borrowing rates low and a major theme during the 12-month period — helped buoy the financial markets intermittently. In December 2011, the European Central Bank (ECB) implemented a program to provide additional liquidity to the euro zone. Midway through 2012, the Federal Reserve (the Fed) extended Operation Twist, a stimulus plan in which it is buying long-term securities and selling the same dollar amount of short-term securities through the remainder of the year. Late in the period, the ECB launched an additional sovereign bond-buying program, and the Fed announced its third round of quantitative easing, in which it will purchase $40 billion per month of agency mortgage-backed securities (MBS) with no specified end date.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Investment Grade Fixed Income Fund returned 12.78%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 5.66% for the period.

Explanation of Fund Performance

Nearly every sector within the fund outperformed the benchmark during the period, led by high-grade corporate holdings, which represented the fund’s largest source of relative outperformance. In particular, an overweight position in financials significantly boosted results, primarily due to selected names within the banking and insurance industries. Industrial and utility credits also contributed to the fund’s outperformance. Specific holdings within the communication, transportation, basic industry and electric utility sectors were top performers.

Out-of-benchmark allocations to non-U.S.-dollar-denominated and high-yield securities also boosted relative performance. Issues denominated in the commodity-linked currencies of New Zealand, Australia and Canada largely contributed to the fund’s outperformance, while selected holdings denominated in the euro benefitted from the ECB’s bond-buying program. Issues denominated in the British pound and Mexican peso also modestly aided returns. Among high-yield corporate bonds, certain financial and industrial names were among the fund’s leading contributors. Specifically, holdings within finance, consumer cyclicals, capital goods and transportation sectors were top performers.

Commercial mortgage-backed securities also helped performance, while convertible bonds in insurance, technology and banking sectors posted strong returns, following in step with equity markets. Similarly, a small allocation to equities aided relative performance, primarily due to name- specific exposure within the basic industry sector. In addition, an underweight position in U.S. Treasuries proved beneficial, as the fund was able to generate stronger returns from higher-beta (higher risk/reward potential) securities.

On the negative side, fund holdings denominated in the Norwegian krone slightly weighed on performance.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

11  |

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND

Average Annual Total Returns

September 30, 2012

	1 YEAR	5 YEARS	10 YEARS
Institutional Class (Inception 7/1/1994)	12.78%	8.52%	10.00%

COMPARATIVE PERFORMANCE
Barclays U.S. Government/Credit Bond Index(b)	5.66	6.63	5.39
Lipper BBB-Rated Funds Index(b)	10.77	7.30	6.56

Cumulative Performance

September 30, 2002 through September 30, 2012(a)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	The mountain chart is based on the fund’s minimum initial investment of $3,000,000.
(b)	See page 13 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-rate debt markets.

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index that tracks inflation protected securities issued by the U.S. Treasury.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Lipper Global Income Funds Index is an unmanaged index that tracks the average performance of the 30 largest global income funds according to Lipper Inc.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index that tracks the average performance of the 30 largest intermediate investment grade debt funds according to Lipper Inc.

Lipper Treasury Inflation Protected Securities Funds Index is an unmanaged index that tracks the average performance of the 30 largest treasury inflation protected securities funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2012 is available on (i) the funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in each fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

13  |

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,054.00	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88

*   Expenses are equal to the Fund's annualized expense ratio: 0.57%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,042.80	$3.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

Retail Class
Actual	$1,000.00	$1,042.10	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

*   Expenses are equal to the Fund's annualized expense ratio: 0.73% and 0.95% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,055.40	$2.06
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,054.30	$3.34
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,051.60	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

*   Expenses are equal to the Fund's annualized expense ratio: 0.68%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,038.30	$2.04
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

Retail Class
Actual	$1,000.00	$1,037.00	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement): 0.40% and 0.65% for Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,058.40	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.60	$2.43

*   Expenses are equal to the Fund's annualized expense ratio: 0.48%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

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With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, was competitive when compared to relevant performance benchmarks or peer groups and (3) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its peer group.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser under these caps for each Fund other than those for which current expenses are below the cap. The Trustees noted that while the Loomis Sayles Global Bond Fund’s advisory fee was slightly above the median of a peer group of funds, the Fund’s total expense ratio was below the median for its peer group.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds and the overall profit margin of the Adviser compared to other investment managers.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Loomis Sayles Global Bond Fund had breakpoints in its advisory fees and that each of the Funds was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

17  |

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 87.1% of Net Assets

Non-Convertible Bonds – 79.0%

	ABS Other – 0.1%
$710,384	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	$717,881

	Aerospace & Defense – 1.1%
175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	178,500
600,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	565,510
500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	409,722
1,600,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	1,415,887
245,000	Textron, Inc., 5.600%, 12/01/2017	271,381
6,855,000	Textron, Inc., 5.950%, 9/21/2021	8,001,705
1,290,000	Textron, Inc., 7.250%, 10/01/2019	1,522,379

		12,365,084

	Airlines – 0.7%
66,248	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	69,560
44,271	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	47,370
70,802	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	75,851
275,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	284,625
1,194,906	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	1,226,332
266,712	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	294,717
484,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	508,200
981,721	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	1,025,898
1,624,478	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	1,770,681
1,010,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	1,068,075
540,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	556,200
1,420,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	1,441,300

		8,368,809

	Automotive – 2.2%
$2,200,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	$2,343,000
200,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	261,040
765,000	Ford Motor Co., 6.375%, 2/01/2029	833,077
1,030,000	Ford Motor Co., 6.500%, 8/01/2018	1,189,650
165,000	Ford Motor Co., 6.625%, 2/15/2028	178,426
4,230,000	Ford Motor Co., 6.625%, 10/01/2028	4,724,242
690,000	Ford Motor Co., 7.125%, 11/15/2025	779,700
9,250,000	Ford Motor Co., 7.450%, 7/16/2031	11,504,687
1,645,000	Ford Motor Co., 7.500%, 8/01/2026	1,895,862
600,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	655,034
645,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	722,400
375,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	375,938

		25,463,056

	Banking – 10.1%
1,710,000	Associates Corp. of North America, 6.950%, 11/01/2018	2,056,133
500,000	Bank of America Corp., 4.850%, 11/15/2014	500,901
1,900,000	Bank of America Corp., 5.490%, 3/15/2019	2,069,982
1,060,000	Bank of America Corp., 5.650%, 5/01/2018	1,208,587
2,247,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	2,805,899
2,420,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,229,076
250,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	194,203
535,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	667,358
1,300,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	1,742,368
1,450,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	1,583,824
2,150,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	2,321,952

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
2,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	$3,501,289
1,000,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	945,500
1,150,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	1,058,000
1,050,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	1,390,342
3,830,000	Citigroup, Inc., 5.000%, 9/15/2014	4,039,578
300,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	262,264
48,000	Citigroup, Inc., 5.850%, 12/11/2034	56,687
3,320,000	Citigroup, Inc., 5.875%, 2/22/2033	3,506,484
1,215,000	Citigroup, Inc., 6.000%, 10/31/2033	1,309,860
795,000	Citigroup, Inc., 6.125%, 8/25/2036	863,252
14,170,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	12,059,081
200,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	231,309
4,145,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	4,440,464
1,955,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	2,181,714
1,500,000	HBOS PLC, 6.000%, 11/01/2033, 144A	1,272,975
6,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	6,191,500
1,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	103,824
18,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,976,426
1,700,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	1,857,462
5,600,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	5,940,866
50,000	Merrill Lynch & Co., Inc., EMTN, 0.805%, 9/14/2018, (EUR)(c)	53,988
1,000,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	1,278,624
300,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	309,305
200,000	Morgan Stanley, 0.935%, 10/15/2015(c)	190,565
130,000	Morgan Stanley, 3.450%, 11/02/2015	133,218
465,000	Morgan Stanley, 3.800%, 4/29/2016	480,503

	Banking – continued
$7,300,000	Morgan Stanley, 5.500%, 7/24/2020	$7,881,854
7,400,000	Morgan Stanley, 5.750%, 1/25/2021	8,122,617
4,900,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	5,496,082
50,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	86,193
200,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	217,698
4,100,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	4,505,317
1,600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	1,727,628
300,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	327,744
900,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(c)	836,432
625,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	702,029
300,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	509,715
185,000	RBS Capital Trust A, 2.321%, 12/29/2049, (EUR)(c)	140,858
185,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	148,584
2,500,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	2,072,785
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	61,068
650,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	849,974
150,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	166,976
300,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	307,650
200,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	246,938
800,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	788,000
700,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	684,592
150,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, 11/29/2049, (EUR)	167,699
600,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	672,724
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,365,500

		115,102,020

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – 0.9%
$1,495,000	Jefferies Group, Inc., 3.875%, 11/09/2015	$1,504,344
1,245,000	Jefferies Group, Inc., 5.125%, 4/13/2018	1,263,675
2,965,000	Jefferies Group, Inc., 6.250%, 1/15/2036	2,935,350
1,805,000	Jefferies Group, Inc., 6.450%, 6/08/2027	1,850,125
2,530,000	Jefferies Group, Inc., 6.875%, 4/15/2021	2,722,912

		10,276,406

	Building Materials – 1.1%
860,000	Masco Corp., 4.800%, 6/15/2015	905,817
240,000	Masco Corp., 5.850%, 3/15/2017	260,557
2,600,000	Masco Corp., 6.125%, 10/03/2016	2,861,667
800,000	Masco Corp., 6.500%, 8/15/2032	828,426
1,410,000	Masco Corp., 7.125%, 3/15/2020	1,605,026
815,000	Masco Corp., 7.750%, 8/01/2029	860,982
805,000	Owens Corning, Inc., 6.500%, 12/01/2016	903,947
2,050,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,249,401
1,680,000	USG Corp., 6.300%, 11/15/2016	1,696,800

		12,172,623

	Chemicals – 0.7%
275,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	282,563
115,000	ICI Wilmington, Inc., 5.625%, 12/01/2013	120,257
620,000	Methanex Corp., 5.250%, 3/01/2022	662,347
1,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,667,786
5,240,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(b)	4,087,200
55,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(b)	49,500
905,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(b)	796,400

		7,666,053

	Collateralized Mortgage Obligations – 0.1%
951,039	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.690%, 4/25/2035(c)	960,534

	Commercial Mortgage-Backed Securities – 0.2%
$570,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AM, 5.869%, 9/15/2040	$540,066
95,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	103,336
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	1,136,408

		1,779,810

	Construction Machinery – 0.2%
965,000	Toro Co., 6.625%, 5/01/2037(b)	1,026,978
1,155,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	1,264,725

		2,291,703

	Distributors – 0.1%
1,000,000	ONEOK, Inc., 6.000%, 6/15/2035	1,093,654

	Electric – 4.1%
730,000	AES Corp. (The), 7.750%, 3/01/2014	784,750
2,818,163	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,122,552
3,935,866	Bruce Mansfield Unit, 6.850%, 6/01/2034	4,185,675
380,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	215,650
810,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	453,600
7,205,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	6,700,650
5,555,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	5,545,112
100,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	123,686
1,200,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	1,951,711
1,589,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,961,941
4,700,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	4,226,278
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	96,896
2,890,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	3,186,225
275,000	Enersis S.A., 7.375%, 1/15/2014	293,297
4,000,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	4,732,972
75,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	76,351
3,167,901	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)	3,288,027
675,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	87,750

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$2,865,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	$2,241,863
765,000	TXU Corp., Series P, 5.550%, 11/15/2014	615,825
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	901,425
1,675,000	TXU Corp., Series R, 6.550%, 11/15/2034	912,875
450,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)(e)	355,500
670,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)(e)	435,500

		46,496,111

	Food & Beverage – 0.3%
2,740,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	3,050,232

	Gaming – 0.4%
410,000	MGM Resorts International, 6.625%, 7/15/2015	438,700
435,000	MGM Resorts International, 6.875%, 4/01/2016	454,575
350,000	MGM Resorts International, 7.500%, 6/01/2016	374,500
895,000	MGM Resorts International, 7.625%, 1/15/2017	948,700
2,525,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	2,752,250

		4,968,725

	Government Guaranteed – 0.2%
1,620,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	1,679,531

	Government Owned – No Guarantee – 0.7%
2,400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	2,586,000
18,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	1,880,125
29,200,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	3,112,226

		7,578,351

	Healthcare – 2.0%
425,000	Boston Scientific Corp., 5.125%, 1/12/2017	476,143
290,000	Boston Scientific Corp., 5.450%, 6/15/2014	310,571
435,000	Boston Scientific Corp., 6.400%, 6/15/2016	503,559
455,000	HCA, Inc., 5.750%, 3/15/2014	477,750
610,000	HCA, Inc., 5.875%, 3/15/2022	661,087
2,345,000	HCA, Inc., 6.250%, 2/15/2013	2,377,244
410,000	HCA, Inc., 6.375%, 1/15/2015	441,775

	Healthcare – continued
$115,000	HCA, Inc., 6.750%, 7/15/2013	$119,025
3,545,000	HCA, Inc., 7.050%, 12/01/2027	3,350,025
820,000	HCA, Inc., 7.190%, 11/15/2015	897,900
1,475,000	HCA, Inc., 7.500%, 12/15/2023	1,489,750
1,440,000	HCA, Inc., 7.500%, 11/06/2033	1,411,200
2,660,000	HCA, Inc., 7.690%, 6/15/2025	2,699,900
2,220,000	HCA, Inc., 8.360%, 4/15/2024	2,325,450
2,930,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,944,650
430,000	HCA, Inc., MTN, 7.750%, 7/15/2036	426,775
320,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	349,946
1,775,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,588,625

		22,851,375

	Home Construction – 0.9%
270,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	224,100
115,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	106,375
835,000	KB Home, 8.000%, 3/15/2020	924,763
1,700,000	Lennar Corp., Series B, 5.600%, 5/31/2015	1,810,500
1,152,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,221,120
3,920,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,547,600
1,960,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,822,800

		9,657,258

	Independent Energy – 1.7%
3,230,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	3,742,595
1,915,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	2,308,758
100,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	103,125
995,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	1,049,725
1,130,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	971,800
5,955,000	Newfield Exploration Co., 5.625%, 7/01/2024	6,610,050
1,465,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,832,337
2,940,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	3,028,200

		19,646,590

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – 2.8%
$2,300,000	American International Group, Inc., 6.250%, 3/15/2087	$2,323,000
10,165,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	12,439,419
615,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	713,359
175,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	199,528
3,700,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	3,330,000
200,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	235,298
4,345,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	4,649,150
2,270,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,996,400
1,000,000	MetLife, Inc., 6.400%, 12/15/2066	1,049,081
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,655,775
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,319,803
1,000,000	Protective Life Secured Trust, 3.140%, 9/10/2014(c)	1,022,550

		31,933,363

	Local Authorities – 4.6%
4,505,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	4,774,648
5,500,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	6,449,565
4,280,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,884,582
509,975	Province of Alberta, 5.930%, 9/16/2016, (CAD)	575,716
11,700,000	Province of British Columbia, Zero Coupon, 8/23/2013, (CAD)	11,775,215
19,825,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	22,494,146
830,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	910,064

		51,863,936

	Media Cable – 0.5%
1,500,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	1,884,969
3,400,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	4,326,351

		6,211,320

	Media Non-Cable – 0.5%
$730,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	$771,975
2,630,000	News America, Inc., 6.150%, 3/01/2037	3,151,713
1,960,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	1,989,400

		5,913,088

	Metals & Mining – 1.9%
1,100,000	Alcoa, Inc., 5.720%, 2/23/2019	1,180,872
300,000	Alcoa, Inc., 5.870%, 2/23/2022	322,678
400,000	Alcoa, Inc., 5.900%, 2/01/2027	418,234
855,000	ArcelorMittal, 5.750%, 3/01/2021	814,584
2,295,000	ArcelorMittal, 6.125%, 6/01/2018	2,279,968
6,630,000	ArcelorMittal, 7.000%, 3/01/2041	5,960,350
3,300,000	ArcelorMittal, 7.250%, 10/15/2039	3,018,810
6,945,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	5,503,912
1,760,000	United States Steel Corp., 7.500%, 3/15/2022	1,738,000

		21,237,408

	Non-Captive Consumer – 2.7%
300,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	168,000
3,569,000	Residential Capital LLC, 9.625%, 5/15/2015(d)	3,573,461
31,725(††)	SLM Corp., 6.000%, 12/15/2043	753,178
35,000	SLM Corp., Series A, MTN, 0.751%, 1/27/2014(c)	33,989
1,665,000	SLM Corp., Series A, MTN, 5.000%, 10/01/2013	1,725,356
200,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	211,258
145,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	145,227
2,920,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	2,957,002
200,000	SLM Corp., Series A, MTN, 5.375%, 5/15/2014	210,655
3,990,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	3,766,560
7,986,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	9,353,339
300,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	258,936
1,050,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	1,050,000
595,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	534,382
1,805,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	1,795,975

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – continued
$2,100,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	$1,774,500
3,255,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	2,766,750

		31,078,568

	Non-Captive Diversified – 4.9%
682,000	Ally Financial, Inc., 7.500%, 12/31/2013	719,510
2,275,000	Ally Financial, Inc., 7.500%, 9/15/2020	2,610,563
1,460,000	Ally Financial, Inc., 8.000%, 12/31/2018	1,642,500
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,336,236
5,195,000	Ally Financial, Inc., 8.300%, 2/12/2015	5,753,462
1,630,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	1,828,720
35,000	General Electric Capital Corp., 5.625%, 5/01/2018	41,276
2,390,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	2,073,826
1,345,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	1,210,731
5,360,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	4,772,168
1,145,000	General Electric Capital Corp., Series A, MTN, 4.875%, 3/04/2015	1,249,693
9,210,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	8,096,912
295,000	International Lease Finance Corp., 5.875%, 4/01/2019	312,784
3,045,000	International Lease Finance Corp., 5.875%, 8/15/2022	3,145,637
6,080,000	International Lease Finance Corp., 6.250%, 5/15/2019	6,536,000
4,905,000	International Lease Finance Corp., 7.125%, 9/01/2018, 144A	5,714,325
635,000	International Lease Finance Corp., 8.250%, 12/15/2020	755,650
790,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	814,688
225,000	iStar Financial, Inc., 5.850%, 3/15/2017	213,750
1,410,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,360,650
30,000	iStar Financial, Inc., 6.050%, 4/15/2015	29,400
2,495,000	iStar Financial, Inc., 8.625%, 6/01/2013	2,569,850
195,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	195,244

	Non-Captive Diversified – continued
$1,245,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	$1,245,000
1,525,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	1,555,500

		55,784,075

	Oil Field Services – 0.0%
235,000	Parker Drilling Co., 9.125%, 4/01/2018	253,213

	Packaging – 0.2%
2,000,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	2,305,000

	Paper – 1.5%
2,015,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	2,549,876
2,894,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	3,830,481
6,043,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	7,983,903
1,045,000	Westvaco Corp., 7.950%, 2/15/2031	1,372,489
1,080,000	Westvaco Corp., 8.200%, 1/15/2030	1,439,509

		17,176,258

	Pharmaceuticals – 0.4%
860,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	877,200
3,305,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	3,371,100

		4,248,300

	Pipelines – 1.5%
575,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	658,674
250,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	290,489
1,410,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	1,715,010
300,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	386,424
1,300,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	1,450,570
755,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	755,000
5,890,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	6,714,600
250,000	NiSource Finance Corp., 5.250%, 9/15/2017	289,232
1,785,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	2,129,321
2,705,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,366,875

		16,756,195

	Property & Casualty Insurance – 1.3%
80,000	Axis Capital Holdings Ltd., 5.750%, 12/01/2014	85,713

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – continued
$3,565,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	$4,080,442
2,645,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	3,089,934
1,545,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	787,950
1,425,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	1,429,752
2,140,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	2,264,082
1,430,000	XL Group PLC, 6.250%, 5/15/2027	1,623,769
1,135,000	XL Group PLC, 6.375%, 11/15/2024	1,348,791

		14,710,433

	Property Trust – 0.3%
2,960,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	3,589,237

	Railroads – 0.0%
500,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	412,500

	REITs – Apartments – 0.2%
1,495,000	Camden Property Trust, 5.700%, 5/15/2017	1,715,540
70,000	ERP Operating LP, 5.125%, 3/15/2016	78,850

		1,794,390

	REITs – Diversified – 0.0%
210,000	Duke Realty LP, 5.950%, 2/15/2017	237,816

	REITs – Office Property – 0.4%
3,485,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	3,825,426
475,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	559,051

		4,384,477

	REITs – Regional Malls – 0.1%
200,000	Simon Property Group LP, 5.875%, 3/01/2017	235,045
290,000	Simon Property Group LP, 6.100%, 5/01/2016	334,559

		569,604

	REITs – Single Tenant – 0.1%
185,000	Realty Income Corp., 5.750%, 1/15/2021	215,519
815,000	Realty Income Corp., 6.750%, 8/15/2019	995,593

		1,211,112

	REITs – Warehouse/Industrials – 0.0%
100,000	ProLogis LP, 5.625%, 11/15/2015	109,349

	REITs – Warehouse/Industrials – continued
$80,000	ProLogis LP, 5.750%, 4/01/2016	$88,388

		197,737

	Retailers – 0.6%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,059,594
1,100,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,215,500
1,079,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	880,734
575,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	547,687
70,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	62,738
3,505,000	Toys R Us, Inc., 7.375%, 10/15/2018	3,145,737

		6,911,990

	Sovereigns – 1.8%
1,787,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	243,137
7,590,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	786,700
10,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	6,261,931
14,885,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	9,600,265
359,880,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	1,963,389
212,600,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	1,135,085
83,020,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	487,829

		20,478,336

	Supermarkets – 0.7%
125,000	American Stores Co., 7.900%, 5/01/2017	116,250
25,000	American Stores Co., 8.000%, 6/01/2026	21,250
6,955,000	New Albertson’s, Inc., 7.450%, 8/01/2029	3,877,412
1,470,000	New Albertson’s, Inc., 7.750%, 6/15/2026	900,375
2,840,000	New Albertson’s, Inc., 8.000%, 5/01/2031	1,675,600
205,000	New Albertson’s, Inc., 8.700%, 5/01/2030	121,719
1,745,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	942,300

		7,654,906

	Supranational – 2.8%
19,735,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	18,224,588

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supranational – continued
17,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	$13,886,861

		32,111,449

	Technology – 0.8%
935,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	1,144,164
980,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	641,900
80,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	52,000
1,665,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	1,640,025
1,645,000	Avnet, Inc., 6.000%, 9/01/2015	1,800,402
130,000	Avnet, Inc., 6.625%, 9/15/2016	147,781
450,000	Corning, Inc., 6.850%, 3/01/2029	564,775
1,175,000	Corning, Inc., 7.250%, 8/15/2036	1,504,573
164,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	166,460
166,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	177,872
145,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	154,063
926,400	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	1,197,039

		9,191,054

	Tobacco – 0.4%
3,320,000	Reynolds American, Inc., 6.750%, 6/15/2017	4,018,621
810,000	Reynolds American, Inc., 7.250%, 6/15/2037	1,023,951

		5,042,572

	Transportation Services – 0.3%
2,500,000	APL Ltd., 8.000%, 1/15/2024(b)	2,131,250
631,964	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	603,525
652,389	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	564,317
208,552	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	206,467
255,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	261,375

		3,766,934

	Treasuries – 15.9%
8,525,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	8,698,258

	Treasuries – continued
16,935,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	$17,592,004
29,780,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	31,401,224
13,195,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	14,178,552
2,860,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	2,956,555
7,385,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	8,601,110
9,615,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	11,319,900
33,387,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	4,572,348
7,050,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	9,011,404
3,100,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	3,832,275
450,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	573,531
6,710,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	8,564,558
205,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	239,252
205,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	254,436
200,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	256,552
305,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	2,878,998
56,415,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	11,053,358
9,425,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	1,795,700
27,350,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	4,912,583
1,275,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	1,152,314
250,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	175,506
375,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	375,443
1,325,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	1,216,913
35,000,000	U.S. Treasury Note, 0.250%, 5/31/2014	35,010,920

		180,623,694

	Wireless – 0.8%
1,510,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	1,513,775
2,529,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	2,538,484
2,627,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,416,840
1,020,000	Sprint Capital Corp., 6.900%, 5/01/2019	1,058,250

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$300,000	Sprint Capital Corp., 8.750%, 3/15/2032	$310,500
898,000	Sprint Nextel Corp., 6.000%, 12/01/2016	924,940

		8,762,789

	Wirelines – 3.2%
355,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	220,100
195,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	246,266
690,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	938,080
600,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	744,559
3,880,000	CenturyLink, Inc., 6.450%, 6/15/2021	4,378,580
200,000	Embarq Corp., 7.995%, 6/01/2036	224,928
560,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	565,600
1,960,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	2,116,800
140,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	155,400
200,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	178,627
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	925,236
1,700,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	2,015,498
550,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	666,844
3,305,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	3,775,777
7,205,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	7,602,759
350,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	386,320
775,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	841,549
790,000	Qwest Corp., 6.875%, 9/15/2033	799,875
1,780,000	Qwest Corp., 7.200%, 11/10/2026	1,800,025
1,220,000	Qwest Corp., 7.250%, 9/15/2025	1,494,185
1,480,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,309,800
1,395,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	1,272,938
800,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	1,118,583

	Wirelines – continued
1,300,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	$2,062,582

		35,840,911

	Total Non-Convertible Bonds
	(Identified Cost $791,887,600)	896,438,471

Convertible Bonds – 7.5%
	Airlines – 0.0%
470,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	445,414

	Automotive – 0.4%
135,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(f)	100,491
2,925,000	Ford Motor Co., 4.250%, 11/15/2016	4,034,672

		4,135,163

	Brokerage – 0.0%
215,000	Jefferies Group, Inc., 3.875%, 11/01/2029	207,206

	Diversified Manufacturing – 0.5%
5,310,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	5,203,800
510,000	Trinity Industries, Inc., 3.875%, 6/01/2036	526,894

		5,730,694

	Electric – 0.1%
500,000	CMS Energy Corp., 5.500%, 6/15/2029	853,125

	Gaming – 0.0%
235,000	MGM Resorts International, 4.250%, 4/15/2015	244,253

	Healthcare – 0.2%
210,000	Hologic, Inc., (accretes to principal after 3/1/2018), 2.000%, 3/01/2042(f)	204,356
1,270,000	Omnicare, Inc., 3.750%, 12/15/2025	1,793,875

		1,998,231

	Independent Energy – 0.4%
1,565,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	1,260,803
3,055,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	2,743,772
1,040,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	989,950

		4,994,525

	Life Insurance – 1.6%
18,045,000	Old Republic International Corp., 3.750%, 3/15/2018	17,954,775

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Media Non-Cable – 0.0%
$340,504	Liberty Media LLC, 3.500%, 1/15/2031	$160,888

	Metals & Mining – 0.2%
235,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	245,722
1,540,000	United States Steel Corp., 4.000%, 5/15/2014	1,556,363

		1,802,085

	Pharmaceuticals – 0.2%
1,370,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	1,759,594

	Technology – 3.4%
3,600,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	3,528,000
5,195,000	Ciena Corp., 0.875%, 6/15/2017	4,470,947
3,455,000	Ciena Corp., 3.750%, 10/15/2018, 144A	3,627,750
8,417,000	Intel Corp., 2.950%, 12/15/2035	9,153,487
7,000,000	Intel Corp., 3.250%, 8/01/2039	8,627,500
600,000	Micron Technology, Inc., 1.875%, 6/01/2014	593,250
7,185,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	6,327,291
2,295,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	2,145,825
380,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	352,925

		38,826,975

	Wirelines – 0.5%
3,040,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	3,676,500
1,990,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	2,406,656

		6,083,156

	Total Convertible Bonds
	(Identified Cost $79,552,350)	85,196,084

Municipals – 0.6%
	Michigan – 0.2%
2,340,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	1,888,403

	Virginia – 0.4%
$7,725,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	$5,242,726

	Total Municipals
	(Identified Cost $10,046,021)	7,131,129

	Total Bonds and Notes
	(Identified Cost $881,485,971)	988,765,684

Senior Loans – 0.0%
	Media Non-Cable – 0.0%
474,815	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c) (Identified Cost $470,791)	310,211

Shares

Preferred Stocks – 3.2%

Convertible Preferred Stocks – 2.4%
	Automotive – 1.0%
258,280	General Motors Co., Series B, 4.750%	9,628,678
40,805	Goodyear Tire & Rubber Co . (The), 5.875%	1,802,357

		11,431,035

	Banking – 0.6%
2,844	Bank of America Corp., Series L, 7.250%	3,099,960
55,743	Sovereign Capital Trust IV, 4.375%	3,651,167

		6,751,127

	Construction Machinery – 0.1%
19,095	United Rentals Trust I, 6.500%	924,316

	Electric – 0.0%
10,000	AES Trust III, 6.750%	498,400

	Independent Energy – 0.0%
775	Chesapeake Energy Corp., 4.500%	62,783

	Pipelines – 0.5%
96,065	El Paso Energy Capital Trust I, 4.750%	5,220,172

	REITs – Healthcare – 0.0%
7,400	Health Care REIT, Inc., Series I, 6.500%	407,888

	Technology – 0.2%
3,875	Lucent Technologies Capital Trust I, 7.750%	2,247,500

	Total Convertible Preferred Stocks
	(Identified Cost $25,617,077)	27,543,221

Non-Convertible Preferred Stocks – 0.8%
	Banking – 0.1%
5,000	Bank of America Corp., 6.375%	124,700

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Banking – continued
20,975	Countrywide Capital IV, 6.750%	$524,375

		649,075

	Electric – 0.1%
90	Entergy New Orleans, Inc., 4.360%	8,184
2,876	Entergy New Orleans, Inc., 4.750%	299,284
12	MDU Resources Group, Inc., 5.100%	1,199
4,670	Union Electric Co., 4.500%	433,142

		741,809

	Government Sponsored – 0.3%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	3,150,938

	Independent Energy – 0.0%
1,650	Chesapeake Energy Corp., 5.000%	132,000

	Non-Captive Consumer – 0.1%
25,100	SLM Corp., Series A, 6.970%	1,201,537

	Non-Captive Diversified – 0.2%
2,571	Ally Financial, Inc., Series G, 7.000%, 144A	2,405,090

	Total Non-Convertible Preferred Stocks
	(Identified Cost $6,564,405)	8,280,449

	Total Preferred Stocks
	(Identified Cost $32,181,482)	35,823,670

Common Stocks – 4.6%
	Biotechnology – 0.6%
127,420	Vertex Pharmaceuticals, Inc.(g)	7,129,149

	Chemicals – 0.6%
62,529	PPG Industries, Inc.	7,180,830

	Containers & Packaging – 0.1%
35,353	Owens-Illinois, Inc.(g)	663,222
136	Rock-Tenn Co., Class A	9,817

		673,039

	Diversified Telecommunication Services – 0.3%
8,050	Hawaiian Telcom Holdco, Inc.(g)	142,726
241,163	Telefonica S.A., Sponsored ADR	3,202,645

		3,345,371

	Electronic Equipment, Instruments & Components – 0.2%
205,167	Corning, Inc.	2,697,946

	Oil, Gas & Consumable Fuels – 0.8%
54,259	Chesapeake Energy Corp.	1,023,867
172,008	Repsol YPF S.A., Sponsored ADR	3,319,755
70,051	Royal Dutch Shell PLC, ADR	4,862,240

		9,205,862

	Pharmaceuticals – 1.0%
160,000	Bristol-Myers Squibb Co.	5,400,000

	Pharmaceuticals – continued
107,459	Valeant Pharmaceuticals International, Inc.(g)	$5,939,259

		11,339,259

	Semiconductors & Semiconductor Equipment – 1.0%
476,725	Intel Corp.	10,812,123

	Total Common Stocks
	(Identified Cost $40,340,199)	52,383,579

Principal Amount (‡)

Short-Term Investments – 4.2%
$24,561	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $24,561 on 10/01/2012 collateralized by $20,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $28,176 including accrued interest (Note 2 of Notes to Financial Statements)	24,561
47,324,933	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $47,324,973 on 10/01/2012 collateralized by $42,465,000 U.S. Treasury Note, 3.250% due 3/31/2017 valued at $48,276,505 including accrued interest (Note 2 of Notes to Financial Statements)	47,324,933

	Total Short-Term Investments
	(Identified Cost $47,349,494)	47,349,494

	Total Investments – 99.1%
	(Identified Cost $1,001,827,937)(a)	1,124,632,638
	Other assets less liabilities – 0.9%	10,302,419

	Net Assets – 100.0%	$1,134,935,057

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $1,007,794,262 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$139,484,272
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(22,645,896)

	Net unrealized appreciation	$116,838,376

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Fixed Income Fund – continued

(b)	Illiquid security. At September 30, 2012, the value of these securities amounted to $26,497,100 or 2.3% of net assets.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2012, the value of these securities amounted to $791,000 or 0.1% of net assets.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $144,174,462 or 12.7% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	15.9%
Banking	10.8
Non-Captive Diversified	5.1
Local Authorities	4.6
Technology	4.4
Life Insurance	4.4
Electric	4.3
Wirelines	3.7
Automotive	3.6
Non-Captive Consumer	2.8
Supranational	2.8
Healthcare	2.2
Independent Energy	2.1
Metals & Mining	2.1
Pipelines	2.0
Other Investments, less than 2% each	24.1
Short-Term Investments	4.2

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	68.9%
Canadian Dollar	12.0
New Zealand Dollar	4.1
Euro	3.9
Australian Dollar	3.0
Other, less than 2% each	7.2

Total Investments	99.1
Other assets less liabilities	0.9

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 95.6% of Net Assets

Non-Convertible Bonds – 95.3%

	Argentina – 0.2%
$3,960,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	$3,623,400
2,592,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	2,209,680

		5,833,080

	Australia – 2.2%
2,370,000	Asciano Finance Ltd., 4.625%, 9/23/2020, 144A	2,423,583
15,492,209	Australia Government Bond, 3.000%, 9/20/2025, (AUD)	20,838,415
6,422,971	New South Wales Treasury Corp., 2.750%, 11/20/2025, (AUD)	7,559,291
5,858,700	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	6,870,194
6,600,000	SMART Trust/Australia, Series 2012-1USA, Class A3A, 1.500%, 5/14/2016, 144A	6,633,000
4,700,000	SMART Trust/Australia, Series 2012-1USA, Class A4A, 2.010%, 12/14/2017, 144A	4,779,900
7,600,000	Westpac Banking Corp., 2.450%, 11/28/2016, 144A	7,979,240

		57,083,623

	Belgium – 3.0%
55,130,000	Belgium Government Bond, 3.500%, 6/28/2017, (EUR)	78,049,707

	Brazil – 2.6%
5,400,000	Banco BTG Pactual, S.A., 5.750%, 9/28/2022, 144A	5,467,500
5,000,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	5,150,000
10,394,311	Banco Votorantim S.A., 6.250%, 5/16/2016, 144A, (BRL)	5,417,688
2,598,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	2,753,880
5,400,000	Itau Unibanco Holding S.A., 5.650%, 3/19/2022, 144A	5,656,500
4,087,000	Itau Unibanco Holding S.A., 6.200%, 12/21/2021, 144A	4,444,612
1,000,000	Marfrig Overseas Ltd., 9.500%, 5/04/2020, 144A	826,500
6,432,070	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 6/30/2021, 144A	7,232,863
12,535,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	6,492,416
5,400,000	Petrobras International Finance Co., EMTN, 6.250%, 12/14/2026, (GBP)	9,667,509
7,000,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	4,039,955
3,300,000	Telemar Norte Leste S.A., 5.125%, 12/15/2017, 144A, (EUR)	4,429,904
6,100,000	Vale Overseas Ltd., 6.875%, 11/21/2036	7,063,056

		68,642,383

	Canada – 7.5%
4,033,000	Bell Aliant Regional Communications, 5.410%, 9/26/2016, (CAD)	$4,483,231
82,289,000	Canadian Government, 3.000%, 12/01/2015, (CAD)(b)	88,422,799
4,734,000	Ford Auto Securitization Trust, Series 2010-R3A, Class D, 4.526%, 3/15/2017, 144A, (CAD)	4,873,164
11,300,000	Province of Alberta Canada, 1.000%, 6/21/2017, 144A	11,441,250
10,025,000	Province of British Columbia Canada, 1.200%, 4/25/2017	10,239,435
16,500,000	Province of Manitoba Canada, 1.750%, 5/30/2019	16,887,750
6,086,000	Province of Ontario, EMTN, 4.000%, 12/03/2019, (EUR)	9,155,739
696,000,000	Province of Quebec Canada, 1.600%, 5/09/2013, (JPY)	8,972,995
9,992,000	Province of Quebec Canada, EMTN, 3.375%, 6/20/2016, (EUR)	14,113,235
11,944,000	Province of Quebec Canada, Series 169, EMTN, 3.625%, 2/10/2015, (EUR)	16,520,042
1,408,000	Shaw Communications, Inc., 6.500%, 6/02/2014, (CAD)	1,532,401
8,629,000	Shaw Communications, Inc., 6.750%, 11/09/2039, (CAD)	9,620,137

		196,262,178

	Czech Republic – 0.4%
10,600,000	CEZ AS, 4.250%, 4/03/2022, 144A	11,286,668

	Denmark – 0.5%
41,563,550	Kingdom of Denmark, 4.000%, 11/15/2015, (DKK)	8,035,589
3,179,000	TDC A/S, EMTN, 4.375%, 2/23/2018, (EUR)	4,609,341

		12,644,930

	France – 1.0%
2,370,000	AXA S.A., 7.125%, 12/15/2020, (GBP)	4,259,962
6,600,000	Danone S.A., 3.000%, 6/15/2022, 144A	6,746,810
422,000	Lafarge S.A., EMTN, 4.750%, 3/23/2020, (EUR)	543,647
4,542,000	Lafarge S.A., EMTN, 6.625%, 11/29/2018, (EUR)	6,198,571
6,676,000	Pernod-Ricard S.A., 4.450%, 1/15/2022, 144A	7,359,983

		25,108,973

	Germany – 8.9%
68,974,209	Bundesrepublik Deutschland, 3.250%, 1/04/2020, (EUR)(b)	102,818,707
8,825,000	Bundesrepublik Deutschland, 3.750%, 1/04/2017, (EUR)	12,978,028
14,250,000	Bundesrepublik Deutschland, 4.000%, 1/04/2037, (EUR)	24,492,245

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Germany – continued
51,650,000	Bundesrepublik Deutschland, 4.250%, 7/04/2017, (EUR)(b)	$78,273,465
1,035,000,000	Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	15,437,600

		234,000,045

	India – 0.3%
1,980,000	Canara Bank Ltd., (fixed rate to 11/28/2016, variable rate thereafter), 6.365%, 11/28/2021	1,957,870
5,177,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	5,177,000

		7,134,870

	Italy – 2.8%
2,300,000	Enel SpA, EMTN, 5.750%, 6/22/2037, (GBP)	3,201,390
2,300,000	Finmeccanica SpA, EMTN, 4.875%, 3/24/2025, (EUR)	2,512,272
17,770,000	Italy Buoni Poliennali Del Tesoro, 4.000%, 2/01/2037, (EUR)	18,215,746
20,900,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(b)	27,302,300
15,177,000	Republic of Italy, 6.875%, 9/27/2023	16,749,944
3,749,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	3,420,963
915,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	896,700

		72,299,315

	Japan – 14.4%
360,000,000	Development Bank of Japan, 1.750%, 3/17/2017, (JPY)	4,930,164
5,114,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	4,653,740
2,816,000,000	Japan Finance Organization for Municipal Enterprises, 1.350%, 11/26/2013, (JPY)(b)	36,578,050
7,918,500,000	Japan Government Five Year Bond, 0.700%, 6/20/2014, (JPY)(b)	102,500,132
1,923,550,000	Japan Government Ten Year Bond, 1.200%, 12/20/2020, (JPY)(b)	25,886,019
11,336,100,000	Japan Government Ten Year Bond, 1.300%, 3/20/2019, (JPY)(b)	154,114,454
1,540,000,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2027, (JPY)	21,786,639
2,066,450,000	Japan Government Twenty Year Bond, 2.100%, 12/20/2030, (JPY)(b)	28,676,363

		379,125,561

	Korea – 2.0%
440,500,000	Export-Import Bank of Korea, 4.000%, 11/26/2015, 144A, (PHP)	$10,917,726
9,810,000	Hana Bank, 4.000%, 11/03/2016, 144A	10,570,706
13,171,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.220%, 9/20/2016, 144A(c)	13,102,511
3,088,000	Hyundai Steel Co., 4.625%, 4/21/2016, 144A	3,321,453
8,538,000	Korea Finance Corp., 4.625%, 11/16/2021	9,646,967
5,000,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A	5,253,700

		52,813,063

	Latvia – 0.3%
7,500,000	Republic of Latvia, 5.250%, 2/22/2017, 144A	8,250,000

	Lithuania – 0.2%
4,542,000	Lithuania Government International Bond, 6.125%, 3/09/2021, 144A	5,416,335

	Luxembourg – 0.1%
2,725,000	ArcelorMittal, 5.750%, 3/01/2021	2,596,189

	Mexico – 3.6%
2,870,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	1,779,400
2,423,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	1,502,260
3,134,000	Corporacion GEO SAB de CV, 9.250%, 6/30/2020, 144A	3,228,020
7,630,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	7,630,000
3,622,486(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	30,650,790
1,000,065(††)	Mexican Fixed Rate Bonds, Series M-10, 8.500%, 12/13/2018, (MXN)	9,165,573
1,247,129(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	11,772,072
2,968,403(††)	Mexican Fixed Rate Bonds, Series M-30, 8.500%, 11/18/2038, (MXN)	28,819,759

		94,547,874

	Namibia – 0.2%
3,588,000	Namibia International Bonds, 5.500%, 11/03/2021, 144A	4,009,590

	Netherlands – 0.6%
5,400,000	ABN Amro Bank N.V., 4.250%, 2/02/2017, 144A	5,792,472
681,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	842,302
2,900,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	4,716,635

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Netherlands – continued
300,000	Enel Finance International, EMTN, 5.750%, 9/14/2040, (GBP)	$414,088
3,200,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	2,877,466

		14,642,963

	New Zealand – 0.9%
24,516,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)(b)	24,364,543

	Norway – 3.0%
3,625,000	Eksportfinans ASA, 2.000%, 9/15/2015	3,389,375
32,562,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	6,379,853
202,670,000	Norwegian Government Bond, 4.500%, 5/22/2019, (NOK)(b)	41,408,514
68,920,000	Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	13,130,999
81,080,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	14,563,519

		78,872,260

	Philippines – 0.4%
359,000,000	Philippine Government International Bond, 6.250%, 1/14/2036, (PHP)	9,563,436

	Poland – 1.4%
81,455,000	Poland Government Bond, 4.750%, 4/25/2017, (PLN)	26,010,477
5,360,000	Poland Government International Bond, 3.000%, 9/23/2014, (CHF)	5,958,405
4,145,000	Poland Government International Bond, 3.000%, 3/17/2023	4,073,292

		36,042,174

	Singapore – 1.1%
20,163,000	Singapore Government Bond, 1.625%, 4/01/2013, (SGD)	16,536,880
4,919,000	Singapore Government Bond, 2.250%, 7/01/2013, (SGD)	4,067,154
8,565,000	Singapore Government Bond, 2.250%, 6/01/2021, (SGD)	7,509,715

		28,113,749

	South Africa – 0.3%
7,716,000	Edcon Proprietary Ltd., 3.502%, 6/15/2014, 144A, (EUR)(c)	9,221,363

	Spain – 0.2%
3,111,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	3,033,225
1,817,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	2,646,878

		5,680,103

	Supranationals – 0.7%
15,870,000	European Investment Bank, 2.375%, 7/10/2020, (CHF)	$18,763,892

	Sweden – 0.2%
5,800,000	Nordea Bank AB, 4.250%, 9/21/2022, 144A	5,764,069

	Turkey – 0.2%
6,177,000	Akbank TAS, 5.125%, 7/22/2015, 144A	6,385,474

	United Arab Emirates – 1.1%
6,177,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	7,520,497
9,540,000	DP World Ltd., 6.850%, 7/02/2037, 144A	10,279,350
5,359,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A	5,849,349
4,996,000	IPIC GMTN Ltd., MTN, 5.000%, 11/15/2020, 144A	5,458,130

		29,107,326

	United Kingdom – 7.0%
8,629,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	9,285,391
4,078,000	Barclays Bank PLC, EMTN, 5.750%, 9/14/2026, (GBP)	6,441,859
5,800,000	BG Energy Capital PLC, 4.000%, 10/15/2021, 144A	6,416,963
6,449,000	British Telecommunications PLC, 5.750%, 12/07/2028, (GBP)	12,408,570
3,906,000	HSBC Bank PLC, 4.125%, 8/12/2020, 144A	4,301,412
4,360,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	4,592,824
12,640,000	United Kingdom Treasury, 1.750%, 1/22/2017, (GBP)	21,446,925
24,526,209	United Kingdom Treasury, 4.000%, 3/07/2022, (GBP)	48,205,111
8,065,917	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	16,086,507
12,693,827	United Kingdom Treasury, 4.750%, 3/07/2020, (GBP)	25,733,783
12,945,599	United Kingdom Treasury, 5.000%, 3/07/2025, (GBP)(b)	28,055,153

		182,974,498

	United States – 27.1%
3,468,158	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	3,842,754
5,550,000	American International Group, Inc., 4.875%, 6/01/2022	6,254,611
5,137,000	Avnet, Inc., 5.875%, 6/15/2020	5,745,385
13,640,000	Bank of America Corp., 5.625%, 7/01/2020	15,553,828
725,167	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	794,195

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$3,860,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	$4,091,600
5,804,000	Cameron International Corp., 5.950%, 6/01/2041	7,027,396
7,267,000	Capital One Financial Corp., 4.750%, 7/15/2021	8,250,065
5,750,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.967%, 8/17/2017, (EUR)(c)	7,165,761
3,200,000	Capital One Multi-Asset Execution Trust, Series 2004-B7, Class B7, 0.967%, 8/17/2017, (EUR)(c)	3,987,902
6,040,000	CIT Group, Inc., 4.250%, 8/15/2017	6,268,421
9,901,000	Citigroup, Inc., 5.500%, 2/15/2017	10,965,615
543,871	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	581,942
181,095	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	194,007
3,313,304	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	3,694,334
6,975,000	Corning, Inc., 4.700%, 3/15/2037	7,376,955
5,000,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	5,002,750
3,542,463	Credit Suisse Mortgage Capital Certificates, Series 2006-C2, Class A3, 5.855%, 3/15/2039(c)	3,960,888
5,722,000	Crown Castle Towers LLC, 4.523%, 1/15/2035, 144A	6,082,452
3,089,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,720,342
5,141,030	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	5,680,838
766,869	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	828,219
6,489,000	Dolphin Subsidiary II, Inc., 6.500%, 10/15/2016, 144A	7,121,677
5,350,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	5,481,546
6,000,000	Enterprise Fleet Financing LLC, Series 2012-1, Class A2, 1.140%, 11/20/2017, 144A	6,022,548

	United States – continued
$11,617,000	Extended Stay America Trust, Series 2010-ESHA, Class D, 5.498%, 11/05/2027, 144A	$11,709,646
34,385,000	FNMA (TBA), 2.500%, 10/01/2027	36,136,486
5,575,000	FNMA (TBA), 3.000%, 10/01/2027	5,909,500
47,120,000	FNMA (TBA), 3.000%, 10/01/2042	49,741,050
83,450,000	FNMA (TBA), 3.500%, 10/01/2042	89,500,125
5,000,000	Ford Motor Credit Co. LLC, 2.750%, 5/15/2015	5,099,185
4,723,000	Ford Motor Credit Co. LLC, 4.207%, 4/15/2016	5,005,161
2,275,000	Fresenius Medical Care US Finance II Inc, 5.625%, 7/31/2019, 144A	2,422,875
3,365,000	Frontier Communications Corp., 7.125%, 1/15/2023	3,499,600
694,455	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	693,893
4,668,785	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	5,445,932
707,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	807,268
8,327,514	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(c)	9,536,752
1,095,000	HCA, Inc., 6.375%, 1/15/2015	1,179,863
2,216,000	HCA, Inc., 6.500%, 2/15/2016	2,437,600
577,000	HCA, Inc., 7.690%, 6/15/2025	585,655
567,000	HCA, Inc., MTN, 7.580%, 9/15/2025	569,835
1,700,000	Hertz Vehicle Financing LLC, Series 2010-1A, Class B1, 5.020%, 2/25/2015, 144A	1,758,385
5,177,000	HSBC USA, Inc., 5.000%, 9/27/2020	5,532,541
7,644,000	Hyatt Hotels Corp., 5.375%, 8/15/2021	8,559,163
5,800,000	Hyundai Capital America, 4.000%, 6/08/2017, 144A	6,255,880
4,028,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	4,463,709
5,500,000	International Lease Finance Corp., 5.875%, 8/15/2022	5,681,775
4,201,000	International Paper Co., 6.000%, 11/15/2041	5,119,070
6,454,000	JPMorgan Chase & Co., 4.400%, 7/22/2020	7,103,189

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	United States – continued
$3,633,000	Kinder Morgan Finance Co. LLC, 6.000%, 1/15/2018, 144A	$3,937,554
2,460,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	2,509,200
4,723,000	MBNA Credit Card Master Note Trust, Series 2005-B3, Class B3, 0.777%, 3/19/2018, (EUR)(c)	5,806,235
5,250,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	4,645,877
4,482,579	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 6.042%, 6/12/2050(c)	5,087,893
2,797,638	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	3,155,238
2,874,845	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	3,290,548
4,179,000	NII Capital Corp., 7.625%, 4/01/2021	3,322,305
3,097,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,362,936
3,595,675	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	3,615,883
4,000,000	Santander Drive Auto Receivables Trust, Series 2012-4, Class C, 2.940%, 12/15/2017	4,087,184
7,644,000	SLM Corp., MTN, 8.000%, 3/25/2020	8,828,820
2,725,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	3,191,566
1,400,000	Tennessee Gas Pipeline Co., 7.500%, 4/01/2017	1,718,437
5,600,000	Tennessee Gas Pipeline Co., 8.000%, 2/01/2016	6,663,916
4,950,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	6,392,165
10,694,038	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	11,104,368
15,000,000	U.S. Treasury Bond, 4.375%, 5/15/2041	19,875,000
5,990,000	U.S. Treasury Note, 0.625%, 2/28/2013(d)	6,001,932
12,945,000	U.S. Treasury Note, 0.625%, 8/31/2017	12,953,091
134,630,000	U.S. Treasury Note, 1.500%, 7/31/2016	140,046,703
1,426,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	1,479,475
1,150,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	1,301,691

	United States – continued
$8,100,000	WEA Finance LLC, 4.625%, 5/10/2021, 144A	$8,842,697
2,205,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	3,874,189
1,750,000	Wells Fargo & Co., Series F, EMTN, 4.875%, 11/29/2035, (GBP)	2,786,110
6,272,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	6,635,663
6,800,000	World Financial Network Credit Card Master Trust, Series 2012-B, Class A, 1.760%, 5/17/2021	6,842,038
4,360,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 10/02/2013, variable rate thereafter), 5.750%, 10/02/2023, (EUR)	5,749,633
2,907,000	Zurich Finance USA, Inc., EMTN, (fixed rate to 6/15/2015, variable rate thereafter), 4.500%, 6/15/2025, (EUR)	3,829,031

		711,387,547

	Uruguay – 0.9%
196,599,380	Uruguay Government International Bond, 3.700%, 6/26/2037, (UYU)	10,454,985
250,967,170	Uruguay Government International Bond, 4.375%, 12/15/2028, (UYU)	14,418,720

		24,873,705

	Total Non-Convertible Bonds
	(Identified Cost $2,347,022,528)	2,500,861,486

Convertible Bonds – 0.1%

	United States – 0.1%
4,882,000	Ciena Corp., 0.875%, 6/15/2017 (Identified Cost $4,027,190)	4,201,571

Municipals – 0.2%

	United States – 0.2%
4,870,000	California Statewide Communities Development Authority, Series A, 4.750%, 4/01/2033 (Identified Cost $4,066,647)	5,049,313

	Total Bonds and Notes
	(Identified Cost $2,355,116,365)	2,510,112,370

Shares

Preferred Stocks – 0.3%
332,593	PNC Financial Services Group, Inc., 5.375%(e) (Identified Cost $8,314,825)	8,278,240

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 7.9%
$30,497,299	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $30,497,324 on 10/01/2012 collateralized by $29,830,000 U.S. Treasury Note, 1.500% due 7/31/2016 valued at $31,108,931 including accrued interest (Note 2 of Notes to Financial Statements)	$30,497,299
126,590,000	U.S. Treasury Bills, 0.105% - 0.115%, 11/08/2012(f)(g)	126,580,252
50,245,000	U.S. Treasury Bills, 0.130%, 1/10/2013(f)	50,233,393

Total Short-Term Investments
	(Identified Cost $207,298,782)	207,310,944

Total Investments – 103.8%
	(Identified Cost $2,570,729,972)(a)	2,725,701,554
	Other assets less liabilities—(3.8)%	(100,771,832)

	Net Assets – 100.0%	$2,624,929,722

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $2,583,116,201 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$152,789,041
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(10,203,688)

	Net unrealized appreciation	$142,585,353

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts or TBA transactions.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	All or a portion of this security has been pledged as collateral for open forward foreign currency contracts and/or as initial margin for open futures contracts.
(e)	Non-income producing security.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	The Fund’s investment in U.S. Treasury Bills is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $388,902,623 or 14.8% of net assets.
EMTN	Euro Medium Term Note
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
TBA	To Be Announced

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SGD	Singapore Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	11/29/2012	Australian Dollar	29,320,000	$30,263,002	$99,910
Sell[2]	12/28/2012	British Pound	13,800,000	22,278,940	68,918
Sell[1]	12/07/2012	Canadian Dollar	37,810,000	38,403,487	(314,294)
Buy[3]	12/21/2012	Malaysian Ringgit	62,652,000	20,381,527	18,813
Sell[2]	10/31/2012	New Zealand Dollar	27,310,000	22,591,852	(1,206,756)
Buy[2]	10/11/2012	Singapore Dollar	12,520,000	10,201,965	357,457
Buy[2]	12/10/2012	South Korean Won	31,476,000,000	28,225,942	632,359
Buy[1]	12/10/2012	South Korean Won	24,975,000,000	22,396,204	510,387
Sell[4]	12/19/2012	Swiss Franc	9,760,000	10,392,087	(166,517)

Total					$277

At September 30, 2012, the Fund had the following open forward foreign cross-currency contracts:

Settlement Date	Deliver/Units of Currency		Receive5 /Units of Currency		Unrealized Appreciation (Depreciation)
12/12/2012	Norwegian Krone	140,000,000	Euro	18,985,883	$42,961

1 Counterparty is Credit Suisse AG.

2 Counterparty is Barclays Bank PLC.

3 Counterparty is JP Morgan Chase Bank, N.A.

4 Counterparty is UBS AG.

5 Counterparty is Deutsche Bank AG.

At September 30, 2012, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/19/2012	93	$15,365,344	$(117,873)

At September 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2012	444	$55,336,969	$(212,407)
10 Year U.S. Treasury Note	12/19/2012	288	38,443,500	(200,777)
30 Year U.S. Treasury Bond	12/19/2012	175	26,140,625	80,344

Total				$(332,840)

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Global Bond Fund – continued

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	51.6%
Mortgage Related	6.9
Banking	5.7
Local Authorities	3.8
Sovereigns	2.8
Government Guaranteed	2.6
Government Owned—No Guarantee	2.3
Commercial Mortgage-Backed Securities	2.1
ABS Car Loan	2.1
Wirelines	2.0
Other Investments, less than 2% each	14.0
Short-Term Investments	7.9

Total Investments	103.8
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	(3.8)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	46.4%
Euro	17.0
Japanese Yen	15.1
British Pound	7.3
Canadian Dollar	4.3
Mexican Peso	3.3
Norwegian Krone	2.9
Other, less than 2% each	7.5

Total Investments	103.8
Other assets less liabilities (including open forward foreign currency contracts and futures contracts)	(3.8)

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Inflation Protected Securities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 92.1% of Net Assets

Non-Convertible Bonds – 92.0%

	Airlines – 0.5%
$130,000	Continental Airlines, Inc., 6.750%, 9/15/2015, 144A	$136,337

	Electric – 1.1%
140,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	139,751
150,000	Iberdrola Finance Ireland Ltd., 5.000%, 9/11/2019, 144A	150,894

		290,645

	Independent Energy – 0.5%
130,000	SandRidge Energy, Inc., 7.500%, 3/15/2021, 144A	133,900

	Non-Captive Diversified – 0.5%
130,000	International Lease Finance Corp., Series R, MTN, 6.625%, 11/15/2013	135,850

	Pipelines – 0.0%
3,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	3,259

	Tobacco – 0.4%
100,000	Altria Group, Inc., 2.850%, 8/09/2022	99,768

	Treasuries – 88.2%
1,658,963	U.S. Treasury Inflation Indexed Bond, 2.125%, 2/15/2040(b)	2,421,308
2,449,109	U.S. Treasury Inflation Indexed Bond, 2.500%, 1/15/2029	3,503,184
9,507,375	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2017	10,241,971
5,967,450	U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2022	6,513,841
981,375	U.S. Treasury Inflation Indexed Note, 0.125%, 7/15/2022	1,072,382

		23,752,686

	Wireless – 0.2%
67,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	67,251

	Wirelines – 0.6%
150,000	Telefonica Emisiones SAU, 6.421%, 6/20/2016	158,437

	Total Non-Convertible Bonds
	(Identified Cost $24,023,561)	24,778,133

Convertible Bonds – 0.1%

	Metals & Mining – 0.1%
35,000	Alpha Natural Resources, Inc., 2.375%, 4/15/2015 (Identified Cost $30,303)	30,625

	Total Bonds and Notes
	(Identified Cost $24,053,864)	24,808,758

Shares	Description	Value (†)

Preferred Stocks – 0.4%

	Diversified Manufacturing – 0.4%
2,100	United Technologies Corp., 7.500% (Identified Cost $105,000)	$117,810

Notional Amount

Purchased Options – 4.1%

	Interest Rate Swaptions – 4.1%
$100,000,000	1-year Interest Rate Swap Put, expiring 9/27/2013, Pay 3-month LIBOR, Receive 0.295%(c)	50,300
20,000,000	5-year Interest Rate Swap Put, expiring 9/27/2013, Pay 3-month LIBOR, Receive 1.115%(c)	213,200
8,000,000	30-year Interest Rate Swap Call, expiring 9/29/2014, Pay 2.798%, Receive 3-month LIBOR(c)	832,792

	Total Purchased Options
	(Identified Cost $1,039,500)	1,096,292

Principal Amount

Short-Term Investments – 7.8%
501,930	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $501,930 on 10/01/2012 collateralized by $455,000 U.S. Treasury Note, 3.250% due 3/31/2017 valued at $517,269 including accrued interest (Note 2 of Notes to Financial Statements)	501,930
1,600,000	U.S. Treasury Bill, 0.093%, 1/10/2013(b)(d)	1,599,630

	Total Short-Term Investments
	(Identified Cost $2,101,512)	2,101,560

	Total Investments – 104.4%
	(Identified Cost $27,299,876)(a)	28,124,420
	Other assets less liabilities—(4.4)%	(1,185,056)

	Net Assets – 100.0%	$26,939,364

Notional Amount

Written Options – (2.6%)

	Interest Rate Swaptions – (2.6)%
$100,000,000	1-year Interest Rate Swap Call, expiring 9/27/2013, Pay 0.445%, Receive 3-month LIBOR(c)	$(141,400)
20,000,000	5-year Interest Rate Swap Call, expiring 9/27/2013, Pay 0.783%, Receive 3-month LIBOR(c)	(63,120)

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Inflation Protected Securities Fund – continued

Notional Amount	Description	Value (†)

Written Options – continued
$8,000,000	30-year Interest Rate Swap Put, expiring 9/29/2014, Pay 3-month LIBOR, Receive 3.298%(c)	$(506,312)

	Total Written Options
	(Premiums Received $642,100)	$(710,832)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $27,381,926 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$742,616
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(122)

	Net unrealized appreciation	$742,494

(b)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or swaptions.
(c)	Counterparty is Citibank, N.A.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $560,882 or 2.1% of net assets.
MTN	Medium Term Note

At September 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2012	3	$373,898	$(740)

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	88.2%
Purchased Options	4.1
Other Investments, less than 2% each	4.3
Short-Term Investments	7.8

Total Investments	104.4
Other assets less liabilities (including open written options and futures contracts)	(4.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.3% of Net Assets

Non-Convertible Bonds – 68.1%

	Aerospace & Defense – 1.5%
135,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	$144,795
2,175,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,218,500
500,000	Ducommun, Inc., 9.750%, 7/15/2018	527,500
800,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	655,555
4,900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	4,336,152
2,610,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A(b)	2,179,350

		10,061,852

	Airlines – 3.0%
4,110,000	Air Canada, 9.250%, 8/01/2015, 144A	4,274,400
985,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	1,037,000
555,000	Air Canada, 12.000%, 2/01/2016, 144A	542,513
336,037	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	375,522
119,532	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	127,900
62,825	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	67,304
320,866	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	346,535
369,559	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	379,278
1,576,000	United Air Lines, Inc., 9.875%, 8/01/2013, 144A	1,611,460
514,434	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	527,295
4,045,505	US Airways Pass Through Trust, Series 2010-1C, Class C, 11.000%, 10/22/2014, 144A	4,146,642
1,657,906	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	1,740,802
683,814	US Airways Pass Through Trust, Series 2011-1C, Class C, 10.875%, 10/22/2014	700,909
310,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	319,300
3,485,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	3,537,275

		19,734,135

	Automotive – 1.3%
$1,000,000	American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	$1,012,500
600,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	639,000
500,000	Cummins, Inc., 6.750%, 2/15/2027	626,187
15,000	Ford Motor Co., 6.375%, 2/01/2029	16,335
95,000	Ford Motor Co., 6.625%, 2/15/2028	102,730
1,945,000	Ford Motor Co., 6.625%, 10/01/2028	2,172,258
230,000	Ford Motor Co., 7.125%, 11/15/2025	259,900
40,000	Ford Motor Co., 7.500%, 8/01/2026	46,100
1,655,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	1,754,300
2,090,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,095,225

		8,724,535

	Banking – 5.6%
915,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%, 12/29/2049	996,380
4,520,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,846,651
7,210,000	HBOS PLC, 6.000%, 11/01/2033, 144A	6,118,767
9,495,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	9,637,425
7,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	726,771
11,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	1,207,816
1,700,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 9/29/2049, 144A	1,122,000
500,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	530,435
5,300,000	Morgan Stanley, 5.750%, 1/25/2021	5,817,550
475,000	RBS Capital Trust A, 2.321%, 12/29/2049, (EUR)(b)	361,661
80,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)	60,654
135,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049	83,700
160,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049	131,200
85,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%, 9/29/2049	53,125

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$3,545,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	$3,421,418
105,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	84,331
1,545,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	1,280,981
85,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%, 3/29/2049	69,488
435,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, 11/29/2049, (EUR)	486,327
350,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	392,422

		36,429,102

	Brokerage – 0.8%
1,495,000	Jefferies Group, Inc., 3.875%, 11/09/2015	1,504,344
945,000	Jefferies Group, Inc., 5.125%, 4/13/2018	959,175
1,615,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,598,850
1,045,000	Jefferies Group, Inc., 6.450%, 6/08/2027	1,071,125
165,000	Jefferies Group, Inc., 6.875%, 4/15/2021	177,581

		5,311,075

	Building Materials – 1.4%
440,000	Masco Corp., 5.850%, 3/15/2017	477,687
750,000	Masco Corp., 6.125%, 10/03/2016	825,481
670,000	Masco Corp., 6.500%, 8/15/2032	693,806
1,225,000	Owens Corning, Inc., 7.000%, 12/01/2036	1,344,155
4,695,000	USG Corp., 6.300%, 11/15/2016	4,741,950
745,000	USG Corp., 9.750%, 1/15/2018	804,600

		8,887,679

	Chemicals – 2.3%
3,043,000	Hercules, Inc., 6.500%, 6/30/2029	2,784,345
3,687,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	3,788,393
30,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	26,775
1,824,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(c)	1,422,720
555,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(c)	499,500

	Chemicals – continued
$2,641,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(c)	$2,324,080
5,682,777	Reichhold Industries, Inc., 9.000%, 5/08/2017, 144A(c)(d)	4,432,566

		15,278,379

	Commercial Mortgage-Backed Securities – 0.1%
340,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AM, 5.869%, 9/15/2040	322,145
205,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	235,862

		558,007

	Construction Machinery – 1.0%
250,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	274,375
1,200,000	Terex Corp., 8.000%, 11/15/2017	1,242,000
1,995,000	United Rentals North America, Inc., 8.375%, 9/15/2020	2,134,650
965,000	United Rentals North America, Inc., 10.875%, 6/15/2016	1,073,563
1,410,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	1,543,950

		6,268,538

	Consumer Cyclical Services – 0.3%
135,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	130,950
1,902,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	1,583,415

		1,714,365

	Consumer Products – 0.1%
400,000	Visant Corp., 10.000%, 10/01/2017	396,000

	Electric – 0.8%
290,546	AES Ironwood LLC, 8.857%, 11/30/2025	334,128
100,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(e)	56,750
490,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(e)	274,400
395,000	Edison Mission Energy, 7.625%, 5/15/2027	202,437
1,100,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	1,023,000
1,000,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	998,220
1,645,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(c)(e)	213,850
920,000	TXU Corp., Series P, 5.550%, 11/15/2014	740,600
1,515,000	TXU Corp., Series Q, 6.500%, 11/15/2024	901,425

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$420,000	TXU Corp., Series R, 6.550%, 11/15/2034	$228,900

		4,973,710

	Environmental – 0.1%
536,000	ADS Waste Holdings, Inc., 8.250%, 10/01/2020, 144A	546,720

	Food & Beverage – 0.1%
350,000	Chiquita Brands International, Inc., 7.500%, 11/01/2014	348,250

	Gaming – 0.3%
755,000	MGM Resorts International, 6.625%, 7/15/2015	807,850
655,000	MGM Resorts International, 6.875%, 4/01/2016	684,475
80,000	MGM Resorts International, 7.500%, 6/01/2016	85,600
585,000	MGM Resorts International, 7.625%, 1/15/2017	620,100

		2,198,025

	Government Guaranteed – 0.7%
4,720,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	4,485,886

	Government Owned – No Guarantee – 0.5%
400,000	DP World Ltd., 6.850%, 7/02/2037, 144A	431,000
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	940,063
16,700,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,779,937
700,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	432,250

		3,583,250

	Government Sponsored – 0.7%
3,440,000	Eksportfinans ASA, 2.000%, 9/15/2015	3,216,400
1,250,000	Eksportfinans ASA, 2.375%, 5/25/2016	1,156,250

		4,372,650

	Healthcare – 3.0%
550,000	HCA, Inc., 5.875%, 3/15/2022	596,062
30,000	HCA, Inc., 6.250%, 2/15/2013	30,413
1,065,000	HCA, Inc., 7.050%, 12/01/2027	1,006,425
965,000	HCA, Inc., 7.190%, 11/15/2015	1,056,675
970,000	HCA, Inc., 7.500%, 12/15/2023	979,700
4,660,000	HCA, Inc., 7.500%, 11/06/2033	4,566,800
1,815,000	HCA, Inc., 7.690%, 6/15/2025	1,842,225

	Healthcare – continued
$375,000	HCA, Inc., 8.360%, 4/15/2024	$392,813
945,000	HCA, Inc., MTN, 7.580%, 9/15/2025	949,725
1,550,000	HCA, Inc., MTN, 7.750%, 7/15/2036	1,538,375
7,644,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	6,841,380

		19,800,593

	Home Construction – 3.1%
1,641,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	1,657,410
3,131,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	3,146,655
882,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	732,060
1,068,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	987,900
755,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	705,925
985,000	K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	1,068,109
2,145,000	KB Home, 7.250%, 6/15/2018	2,311,238
3,005,000	KB Home, 8.000%, 3/15/2020	3,328,037
2,540,000	KB Home, 9.100%, 9/15/2017	2,876,550
400,000	Pulte Group, Inc., 6.000%, 2/15/2035	362,000
2,460,000	Pulte Group, Inc., 6.375%, 5/15/2033	2,287,800
870,000	Pulte Group, Inc., 7.875%, 6/15/2032	904,800

		20,368,484

	Independent Energy – 1.5%
150,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	198,540
60,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	61,875
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	58,025
6,640,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	5,710,400
3,360,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	3,460,800

		9,489,640

	Industrial Other – 1.2%
9,150,000	Connacher Oil and Gas Ltd., 8.750%, 8/01/2018, 144A, (CAD)	8,011,067

	Life Insurance – 2.5%
1,600,000	American International Group, Inc., 6.250%, 3/15/2087	1,616,000
6,535,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	7,997,206

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$4,400,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	$3,960,000
280,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	369,600
1,530,000	MetLife, Inc., 10.750%, 8/01/2069	2,272,050

		16,214,856

	Local Authorities – 2.5%
2,245,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	2,379,375
12,200,000	Province of Ontario, Canada, 4.200%, 3/08/2018, (CAD)	13,842,551

		16,221,926

	Media Non-Cable – 1.7%
5,615,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	5,053,500
415,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	438,863
480,000	R.R. Donnelley & Sons Co., 6.125%, 1/15/2017	472,800
550,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	545,875
1,091,000	R.R. Donnelley & Sons Co., 7.625%, 6/15/2020	1,082,817
3,230,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	3,278,450

		10,872,305

	Metals & Mining – 3.2%
377,000	Essar Steel Algoma, Inc., 9.375%, 3/15/2015, 144A	359,093
10,690,000	Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	8,471,825
4,740,000	United States Steel Corp., 6.050%, 6/01/2017	4,704,450
2,020,000	United States Steel Corp., 6.650%, 6/01/2037	1,696,800
2,035,000	United States Steel Corp., 7.000%, 2/01/2018	2,040,087
3,680,000	United States Steel Corp., 7.500%, 3/15/2022	3,634,000

		20,906,255

	Non-Captive Consumer – 3.4%
1,000,000	AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	560,000
4,040,000	Residential Capital LLC, 9.625%, 5/15/2015(e)	4,045,050
875,000	SLM Corp., MTN, 7.250%, 1/25/2022	980,000
115,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	115,180
4,550,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	4,295,200
2,020,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,365,858

	Non-Captive Consumer – continued
1,450,000	Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	$1,835,372
1,540,000	Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	1,329,205
250,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	250,000
525,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	471,513
2,895,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	2,880,525
3,630,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	3,085,500

		22,213,403

	Non-Captive Diversified – 2.7%
3,225,000	Ally Financial, Inc., 5.500%, 2/15/2017	3,371,038
585,000	Ally Financial, Inc., 8.000%, 12/31/2018	658,125
562,000	Ally Financial, Inc., 8.000%, 11/01/2031	655,292
970,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	841,678
250,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	225,043
3,035,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	2,668,201
115,000	International Lease Finance Corp., 5.875%, 4/01/2019	121,933
200,000	International Lease Finance Corp., 6.250%, 5/15/2019	215,000
300,000	International Lease Finance Corp., 8.250%, 12/15/2020	357,000
790,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	814,687
1,110,000	iStar Financial, Inc., 5.850%, 3/15/2017	1,054,500
1,335,000	iStar Financial, Inc., 5.875%, 3/15/2016	1,288,275
944,000	iStar Financial, Inc., 6.050%, 4/15/2015	925,120
2,940,000	iStar Financial, Inc., 8.625%, 6/01/2013	3,028,200
120,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	120,150
565,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	565,000
885,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	902,700

		17,811,942

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Oil Field Services – 0.0%
$210,000	Parker Drilling Co., 9.125%, 4/01/2018	$226,275

	Packaging – 1.3%
1,555,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	1,792,138
5,950,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	5,905,375
600,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	612,000
510,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	479,400

		8,788,913

	Paper – 1.0%
1,390,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,758,971
3,620,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	4,782,679

		6,541,650

	Pharmaceuticals – 0.4%
500,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	510,000
1,920,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	1,958,400

		2,468,400

	Pipelines – 0.6%
3,340,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	2,922,500
1,000,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	852,500

		3,775,000

	Property & Casualty Insurance – 0.6%
1,870,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	953,700
3,245,000	White Mountains Re Group Ltd., (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 5/29/2049, 144A	3,307,174

		4,260,874

	Railroads – 0.0%
314,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)	259,050
30,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(c)	30,000

		289,050

	REITs – Office Property – 0.1%
$470,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	$515,911

	Retailers – 2.0%
430,000	Dillard’s, Inc., 6.625%, 1/15/2018	453,650
450,000	Dillard’s, Inc., 7.000%, 12/01/2028	447,750
750,000	Dillard’s, Inc., 7.130%, 8/01/2018	811,875
1,895,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,958,956
125,000	Dillard’s, Inc., 7.750%, 5/15/2027	128,125
170,000	Dillard’s, Inc., 7.875%, 1/01/2023	181,900
1,679,000	Foot Locker, Inc., 8.500%, 1/15/2022	1,855,295
230,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	187,738
280,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	250,950
295,000	Macy’s Retail Holdings, Inc., 7.000%, 2/15/2028	358,586
7,385,000	Toys R Us, Inc., 7.375%, 10/15/2018	6,628,037

		13,262,862

	Sovereigns – 0.8%
1,153,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	156,876
6,561,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	957,088
4,897,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	507,572
4,170,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,689,493
66,455,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	362,557
49,000,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	261,614
11,080,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	65,107

		5,000,307

	Supermarkets – 2.1%
600,000	American Stores Co., 7.900%, 5/01/2017	558,000
360,000	American Stores Co., 8.000%, 6/01/2026	306,000
1,865,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	1,487,338
3,705,000	New Albertson’s, Inc., 7.450%, 8/01/2029	2,065,537
2,025,000	New Albertson’s, Inc., 7.750%, 6/15/2026	1,240,313
9,055,000	New Albertson’s, Inc., 8.000%, 5/01/2031	5,342,450
3,980,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,363,125

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – continued
$940,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	$507,600

		13,870,363

	Supranational – 0.2%
1,639,380,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	165,976
8,600,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	868,627

		1,034,603

	Technology – 2.1%
910,000	Advanced Micro Devices, Inc., 7.500%, 8/15/2022, 144A	878,150
90,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	91,350
650,000	Alcatel-Lucent France, Inc., 8.500%, 1/15/2016, (EUR)	783,077
8,910,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	5,836,050
4,210,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,736,500
1,945,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	1,915,825
13,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	13,195
12,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	12,858
1,570,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(e)	1,668,125

		13,935,130

	Textile – 0.9%
3,235,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	2,652,700
2,835,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	2,927,138

		5,579,838

	Transportation Services – 0.9%
3,285,000	APL Ltd., 8.000%, 1/15/2024(c)	2,800,463
929,889	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	888,044
289,324	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)	254,605
195,717	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	169,295
399,542	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)	305,649

	Transportation Services – continued
$40,344	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(g)	$32,275
1,247,000	Overseas Shipholding Group, 7.500%, 2/15/2024	698,320
740,000	Teekay Corp., 8.500%, 1/15/2020	777,000

		5,925,651

	Treasuries – 2.9%
24,214,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	3,316,106
3,225,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	4,122,238
850,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	1,050,785
175,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	223,040
4,405,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	5,622,486
95,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	896,737
6,355,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	1,141,479
590,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	533,227
560,000	Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	393,133
175,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	175,207
1,425,000	Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	1,308,756

		18,783,194

	Wireless – 1.1%
2,725,000	NII Capital Corp., 7.625%, 4/01/2021	2,166,375
4,085,000	Sprint Capital Corp., 6.875%, 11/15/2028	3,758,200
840,000	Sprint Capital Corp., 6.900%, 5/01/2019	871,500
215,000	Sprint Capital Corp., 8.750%, 3/15/2032	222,525

		7,018,600

	Wirelines – 5.7%
410,000	Axtel SAB de CV, 9.000%, 9/22/2019, 144A	254,200
385,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	350,350
5,540,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	5,623,100
465,000	Frontier Communications Corp., 7.000%, 11/01/2025	458,025
4,351,000	Frontier Communications Corp., 7.875%, 1/15/2027	4,274,857
902,000	Frontier Communications Corp., 8.750%, 4/15/2022	1,023,770
2,600,000	Frontier Communications Corp., 9.000%, 8/15/2031	2,775,500

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$905,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	$914,050
3,055,000	Level 3 Financing, Inc., 8.125%, 7/01/2019	3,245,937
890,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	961,200
145,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	160,950
250,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	223,284
900,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	925,236
2,100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	2,489,732
200,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	255,725
1,100,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,333,689
1,439,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,643,977
800,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	844,165
1,385,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	1,528,721
5,332,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	5,789,854
645,000	Qwest Corp., 7.250%, 9/15/2025	789,959
1,407,000	Qwest Corp., 7.250%, 10/15/2035	1,442,175

		37,308,456

	Total Non-Convertible Bonds
	(Identified Cost $403,115,114)	444,367,706

Convertible Bonds – 14.1%

	Airlines – 0.2%
1,705,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	1,615,811

	Automotive – 1.3%
1,090,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	811,369
3,530,000	Ford Motor Co., 4.250%, 11/15/2016	4,869,194
2,955,000	Navistar International Corp., 3.000%, 10/15/2014	2,620,715

		8,301,278

	Brokerage – 0.3%
2,070,000	Jefferies Group, Inc., 3.875%, 11/01/2029	1,994,963

	Diversified Manufacturing – 0.9%
$3,765,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	$3,689,700
2,315,000	Trinity Industries, Inc., 3.875%, 6/01/2036	2,391,684

		6,081,384

	Electric – 0.1%
250,000	CMS Energy Corp., 5.500%, 6/15/2029	426,563

	Gaming – 0.0%
130,000	MGM Resorts International, 4.250%, 4/15/2015	135,119

	Healthcare – 1.9%
3,325,000	Health Management Associates, Inc., 3.750%, 5/01/2028, 144A	3,539,047
2,470,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	2,449,931
1,325,000	Hologic, Inc., (accretes to principal after 3/1/2018), 2.000%, 3/01/2042(h)	1,289,391
660,000	Illumina, Inc., 0.250%, 3/15/2016, 144A	615,038
345,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	346,725
860,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	934,712
2,646,000	Omnicare, Inc., 3.250%, 12/15/2035	2,612,925
610,000	Omnicare, Inc., 3.750%, 12/15/2025	861,625

		12,649,394

	Home Construction – 0.9%
2,295,000	Lennar Corp., 3.250%, 11/15/2021, 144A	3,783,881
2,050,000	Standard Pacific Corp., 1.250%, 8/01/2032	2,255,000

		6,038,881

	Independent Energy – 1.1%
5,045,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	4,064,378
2,785,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	2,501,278
685,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	652,035

		7,217,691

	Life Insurance – 1.0%
6,533,000	Old Republic International Corp., 3.750%, 3/15/2018	6,500,335

	Media Non-Cable – 0.0%
46,432	Liberty Media LLC, 3.500%, 1/15/2031	21,939

	Metals & Mining – 0.6%
1,250,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,307,031

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Metals & Mining – continued
$2,280,000	United States Steel Corp., 4.000%, 5/15/2014	$2,304,225

		3,611,256

	Technology – 4.6%
740,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	725,200
7,895,000	Ciena Corp., 0.875%, 6/15/2017	6,794,634
4,140,000	Ciena Corp., 3.750%, 10/15/2018, 144A	4,347,000
175,000	Ciena Corp., 4.000%, 3/15/2015, 144A	188,344
5,750,000	Intel Corp., 3.250%, 8/01/2039	7,086,875
280,000	Micron Technology, Inc., 1.875%, 6/01/2014	276,850
5,360,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	4,720,150
2,790,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	2,608,650
380,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	352,925
230,000	SanDisk Corp., 1.500%, 8/15/2017	260,331
1,050,000	Teradyne, Inc., 4.500%, 3/15/2014	2,758,875

		30,119,834

	Textile – 0.5%
3,080,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	3,060,750

	Wirelines – 0.7%
2,210,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(c)	2,672,719
1,190,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(c)	1,439,156
400,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	510,165

		4,622,040

	Total Convertible Bonds
	(Identified Cost $81,232,597)	92,397,238

Municipals – 0.1%

	District of Columbia – 0.1%
540,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047 (Identified Cost $540,000)	669,125

	Total Bonds and Notes
	(Identified Cost $484,887,711)	537,434,069

Senior Loans – 1.7%

	Automotive – 0.2%
$1,044,875	TI Group Automotive Systems, LLC, New Term Loan, 6.750%, 3/14/2018(b)	$1,050,099

	Food & Beverage – 0.1%
574,079	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(b)	591,301

	Independent Energy – 0.5%
3,000,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(b)	3,007,650

	Media Non-Cable – 0.0%
150,694	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(b)	98,453

	Metals & Mining – 0.1%
520,000	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(b)	521,300

	Non-Captive Diversified – 0.6%
4,000,000	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(b)	4,060,000

	Wireless – 0.1%
825,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(b)	834,801

	Wirelines – 0.1%
747,853	FairPoint Communications, Inc., New Term Loan B, 6.501%, 1/22/2016(i)	700,978

	Total Senior Loans
	(Identified Cost $10,688,742)	10,864,582

Shares

Common Stocks – 9.0%

	Automobiles – 0.7%
465,000	Ford Motor Co.	4,584,900

	Biotechnology – 1.4%
165,617	Vertex Pharmaceuticals, Inc.(g)	9,266,271

	Chemicals – 1.2%
156,958	Dow Chemical Co. (The)	4,545,504
30,167	PPG Industries, Inc.	3,464,378

		8,009,882

	Containers & Packaging – 0.2%
40,621	Owens-Illinois, Inc.(g)	762,050
1,772	Rock-Tenn Co., Class A	127,903

		889,953

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – 0.3%
22,208	FairPoint Communications, Inc.(g)	$167,893
2,627	Hawaiian Telcom Holdco, Inc.(g)	46,577
117,962	Telefonica S.A., Sponsored ADR	1,566,535

		1,781,005

	Electronic Equipment, Instruments & Components – 2.3%
1,119,766	Corning, Inc.	14,724,923

	Food Products – 0.0%
3,100	ConAgra Foods, Inc.	85,529

	Household Durables – 0.0%
6,775	KB Home	97,221

	Oil, Gas & Consumable Fuels – 0.6%
2,846	Chesapeake Energy Corp.	53,704
82,985	Repsol YPF S.A., Sponsored ADR	1,601,611
33,796	Royal Dutch Shell PLC, ADR	2,345,780

		4,001,095

	Pharmaceuticals – 1.3%
64,900	Bristol-Myers Squibb Co.	2,190,375
117,041	Valeant Pharmaceuticals International, Inc.(g)	6,468,856

		8,659,231

	REITs – Apartments – 0.1%
6,185	Apartment Investment & Management Co., Class A	160,748
32,565	Associated Estates Realty Corp.	493,686

		654,434

	REITs – Shopping Centers – 0.0%
7,868	DDR Corp.	120,852

	Semiconductors & Semiconductor Equipment – 0.9%
245,350	Intel Corp.	5,564,538

	Total Common Stocks
	(Identified Cost $46,598,531)	58,439,834

Preferred Stocks – 3.1%

Convertible Preferred Stocks – 2.0%

	Automotive – 1.0%
148,570	General Motors Co., Series B, 4.750%	5,538,690
20,395	Goodyear Tire & Rubber Co. (The), 5.875%	900,847

		6,439,537

	Banking – 0.0%
138	Wells Fargo & Co., Series L, Class A, 7.500%	170,844

	Construction Machinery – 0.1%
17,160	United Rentals Trust I, 6.500%	830,650

	Electric – 0.1%
17,119	AES Trust III, 6.750%	853,211

	Home Construction – 0.0%
11,000	Hovnanian Enterprises, Inc., 7.250%	$208,780

	Pipelines – 0.5%
54,200	El Paso Energy Capital Trust I, 4.750%	2,945,228

	Technology – 0.3%
3,260	Lucent Technologies Capital Trust I, 7.750%	1,890,800

	Total Convertible Preferred Stocks
	(Identified Cost $14,513,049)	13,339,050

Non-Convertible Preferred Stocks – 1.1%

	Banking – 0.2%
18,000	Bank of America Corp., 6.375%	448,920
23,925	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	666,311
7,075	Countrywide Capital IV, 6.750%	176,875

		1,292,106

	Home Construction – 0.1%
96,887	Hovnanian Enterprises, Inc., 7.625%(g)	794,474

	Independent Energy – 0.0%
900	Chesapeake Energy Corp., 5.000%	72,000

	Non-Captive Consumer – 0.1%
12,475	SLM Corp., Series A, 6.970%	597,178

	Non-Captive Diversified – 0.6%
4,153	Ally Financial, Inc., Series G, 7.000%, 144A	3,885,002

	REITs – Warehouse/Industrials – 0.1%
3,363	ProLogis, Inc., Series Q, 8.540%	205,143

	Total Non-Convertible Preferred Stocks
	(Identified Cost $5,439,530)	6,845,903

	Total Preferred Stocks
	(Identified Cost $19,952,579)	20,184,953

Warrants – 0.0%
33,185	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(c)(g)(j) (Identified Cost $0)	—

Principal Amount (‡)

Short-Term Investments – 0.2%
$68,274	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $68,275 on 10/01/2012 collateralized by $50,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $70,439 including accrued interest (Note 2 of Notes to Financial Statements)	68,274

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Institutional High Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – continued
$1,527,238	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $1,527,239 on 10/01/2012 collateralized by $1,520,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $1,558,985 including accrued interest (Note 2 of Notes to Financial Statements)	$1,527,238

	Total Short-Term Investments
	(Identified Cost $1,595,512)	1,595,512

	Total Investments – 96.3%
	(Identified Cost $563,723,075)(a)	628,518,950
	Other assets less liabilities—3.7%	24,247,913

	Net Assets – 100.0%	$652,766,863

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $568,419,175 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$84,343,168
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(24,243,393)

	Net unrealized appreciation	$60,099,775

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	Illiquid security. At September 30, 2012, the value of these securities amounted to $16,094,104 or 2.5% of net assets.
(d)	All or a portion of interest payment is paid-in-kind.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Maturity has been extended under the terms of a plan of reorganization.
(g)	Non-income producing security.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.
(j)	Fair valued security by the Fund’s investment adviser.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $131,806,193 or 20.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
IDR	Indonesian Rupiah
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2012 (Unaudited)

Technology	7.0%
Wirelines	6.5
Banking	5.8
Healthcare	4.9
Home Construction	4.1
Non-Captive Diversified	3.9
Metals & Mining	3.9
Automotive	3.8
Chemicals	3.5
Non-Captive Consumer	3.5
Life Insurance	3.5
Airlines	3.2
Independent Energy	3.1
Treasuries	2.9
Local Authorities	2.5
Electronic Equipment, Instruments & Components	2.3
Supermarkets	2.1
Retailers	2.0
Other Investments, less than 2% each	27.6
Short-Term Investments	0.2

Total Investments	96.3
Other assets less liabilities	3.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 96.0% of Net Assets

	ABS Car Loan – 6.0%
$335,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$341,020
150,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	150,881
180,000	AmeriCredit Automobile Receivables Trust, Series 2012-2, Class A2, 0.760%, 10/08/2015	180,437
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	130,447
270,435	BMW Vehicle Lease Trust, Series 2011-1, Class A3, 1.060%, 2/20/2014	271,153
250,881	CarMax Auto Owner Trust, Series 2011-1, Class A3, 1.290%, 9/15/2015	252,368
620,000	CarMax Auto Owner Trust, Series 2012-2, Class A3, 0.840%, 3/15/2017	623,149
91,129	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 1/15/2015, 144A	91,171
260,000	Ford Credit Floorplan Master Owner Trust, Series 2010-5, Class A1, 1.500%, 9/15/2015	262,601
390,000	GE Dealer Floorplan Master Note Trust, Series 2012-3, Class A, 0.709%, 6/20/2017(b)	391,930
145,000	Harley-Davidson Motorcycle Trust, Series 2012-1, Class A3, 0.680%, 4/15/2017	145,312
200,000	Honda Auto Receivables Owner Trust, Series 2012-2, Class A3, 0.700%, 2/16/2016	201,393
345,000	Honda Auto Receivables Owner Trust, Series 2012-3, Class A3, 0.560%, 5/15/2016	346,392
225,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	230,130
420,000	Nissan Master Owner Trust Receivables, Series 2012-A, Class A, 0.691%, 5/15/2017(b)	422,000
320,000	Santander Drive Auto Receivables Trust, Series 2011-1, Class A3, 1.280%, 1/15/2015	321,793
264,628	World Omni Auto Receivables Trust, Series 2011-A, Class A3, 1.110%, 5/15/2015	265,879
110,000	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/2015	110,786

		4,738,842

Principal Amount	Description	Value (†)

	ABS Credit Card – 1.1%
$60,000	Capital One Multi-Asset Execution Trust, Series 2004-A4, Class A4, 0.441%, 3/15/2017(b)	$60,099
210,000	MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1, 4.450%, 8/15/2016	221,190
560,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	605,591

		886,880

	ABS Home Equity – 0.1%
59,430	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	56,631

	ABS Student Loan – 2.8%
999,813	Montana Higher Education Student Assistance Corp., Series 2012-1, Class A1, 0.819%, 9/20/2022(b)	999,813
550,000	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.251%, 7/25/2025(b)	551,645
650,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.451%, 7/25/2025(b)	656,584

		2,208,042

	Aerospace & Defense – 0.5%
355,000	Raytheon Co., 3.125%, 10/15/2020	380,762

	Airlines – 0.2%
160,151	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	182,973

	Automotive – 1.2%
235,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	248,404
305,000	Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	383,193
315,000	Toyota Motor Credit Corp., MTN, 2.000%, 9/15/2016	327,269

		958,866

	Banking – 7.0%
250,000	Bank of America Corp., 5.650%, 5/01/2018	285,044
260,000	Bank of Montreal, MTN, 1.400%, 9/11/2017	261,339
495,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	617,687
365,000	Capital One Financial Corp., 2.125%, 7/15/2014	372,433
270,000	Citigroup, Inc., 6.010%, 1/15/2015	295,899
265,000	Commonwealth Bank of Australia, 1.900%, 9/18/2017	265,583
370,000	Goldman Sachs Group, Inc. (The), 6.150%, 4/01/2018	431,856
275,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	327,873

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$630,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	$754,812
750,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	861,705
40,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	41,905
330,000	U.S. Bancorp, MTN, 2.200%, 11/15/2016	346,408
340,000	Wells Fargo & Co., 3.676%, 6/15/2016	370,097
275,000	Westpac Banking Corp., 1.125%, 9/25/2015	275,538

		5,508,179

	Building Materials – 0.0%
30,000	Masco Corp., 7.125%, 3/15/2020	34,149

	Chemicals – 0.3%
200,000	Eastman Chemical Co., 4.500%, 1/15/2021	223,609
25,000	Methanex Corp., 5.250%, 3/01/2022	26,707

		250,316

	Collateralized Mortgage Obligations – 8.6%
103,541	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.268%, 7/25/2021(b)	96,652
725,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	837,261
355,000	FHLMC Multifamily Structured Pass Through Certificates, Series K501, Class A2, 1.655%, 11/25/2016	366,419
435,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018	480,750
420,000	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	445,002
1,035,000	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	1,086,660
360,000	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	376,794
1,460,000	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,508,939
140,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.900%, 10/29/2020	150,500

	Collateralized Mortgage Obligations – continued
$336,892	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.678%, 10/07/2020(b)	$338,408
1,057,687	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 0.779%, 12/08/2020(b)	1,064,033

		6,751,418

	Commercial Mortgage-Backed Securities – 6.9%
40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	46,719
95,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	100,354
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.866%, 6/15/2039(b)	452,070
360,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	408,877
110,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	125,922
325,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	379,098
375,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	428,183
330,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(b)	377,919
410,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(b)	474,565
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	241,614
237,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	269,329
475,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	539,058
400,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	457,840
510,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	577,272
555,000	Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	573,987

		5,452,807

	Construction Machinery – 0.7%
290,000	Caterpillar Financial Services Corp., MTN, 6.125%, 2/17/2014	312,362

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Construction Machinery – continued
$265,000	John Deere Capital Corp., 1.200%, 10/10/2017	$266,263

		578,625

	Diversified Manufacturing – 0.6%
285,000	Goodrich Corp., 4.875%, 3/01/2020	337,145
90,000	Snap-On, Inc., 4.250%, 1/15/2018	101,733

		438,878

	Electric – 3.5%
260,000	Carolina Power & Light Co., 5.250%, 12/15/2015	295,965
245,000	Consolidated Edison Co. of NY, Inc., 7.125%, 12/01/2018	321,387
375,000	Dominion Resources, Inc., 1.950%, 8/15/2016	387,580
380,000	Duke Energy Corp., 3.050%, 8/15/2022	383,647
150,000	Duke Energy Corp., 5.625%, 11/30/2012	151,237
180,000	Duke Energy Corp., 5.650%, 6/15/2013	186,428
140,000	NextEra Energy Capital Holdings, Inc., 0.838%, 11/09/2012(b)	140,054
215,000	NextEra Energy Capital Holdings, Inc., 1.611%, 6/01/2014	217,728
265,000	Southern California Edison Co., 5.750%, 3/15/2014	285,115
375,000	Southern Co., 1.950%, 9/01/2016	386,993

		2,756,134

	Entertainment – 0.8%
330,000	Time Warner, Inc., 4.875%, 3/15/2020	381,101
215,000	Viacom, Inc., 3.125%, 6/15/2022	222,059

		603,160

	Environmental – 0.1%
90,000	Waste Management, Inc., 6.375%, 3/11/2015	101,258

	Food & Beverage – 1.3%
455,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	506,711
270,000	Kraft Foods Group, Inc., 6.125%, 8/23/2018, 144A	330,701
125,000	PepsiCo, Inc., 1.250%, 8/13/2017	126,110
80,000	Tyson Foods, Inc., 4.500%, 6/15/2022	83,800

		1,047,322

	Government Owned – No Guarantee – 0.2%
150,000	Federal National Mortgage Association, 5.375%, 6/12/2017	181,868

	Health Insurance – 0.4%
$275,000	UnitedHealth Group, Inc., 4.875%, 2/15/2013	$279,328
35,000	WellPoint, Inc., 6.000%, 2/15/2014	37,449

		316,777

	Healthcare – 1.9%
75,000	Baxter International, Inc., 1.850%, 1/15/2017	77,628
400,000	Express Scripts, Inc., 3.125%, 5/15/2016	426,554
20,000	Express Scripts, Inc., 6.250%, 6/15/2014	21,787
425,000	McKesson Corp., 3.250%, 3/01/2016	457,304
105,000	McKesson Corp., 6.500%, 2/15/2014	112,982
375,000	Stryker Corp., 2.000%, 9/30/2016	390,957

		1,487,212

	Hybrid ARMs – 0.8%
125,179	FHLMC, 2.363%, 1/01/2035(b)	133,670
436,736	FNMA, 2.823%, 4/01/2037(b)	468,625

		602,295

	Independent Energy – 2.1%
100,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	115,870
110,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	132,618
330,000	Canadian Natural Resources Ltd., 1.450%, 11/14/2014	335,254
215,000	Encana Corp., 6.500%, 5/15/2019	261,185
155,000	EQT Corp., 8.125%, 6/01/2019	187,641
70,000	Hess Corp., 7.000%, 2/15/2014	75,846
115,000	Newfield Exploration Co., 5.750%, 1/30/2022	128,512
375,000	Occidental Petroleum Corp., 1.750%, 2/15/2017	388,258
55,000	XTO Energy, Inc., 4.900%, 2/01/2014	58,259

		1,683,443

	Integrated Energy – 0.7%
340,000	Total Capital S.A., 4.450%, 6/24/2020	394,774
170,000	XTO Energy, Inc., 5.750%, 12/15/2013	180,599

		575,373

	Life Insurance – 0.6%
125,000	American International Group, Inc., 4.875%, 9/15/2016	139,530
220,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	250,836

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$30,000	Lincoln National Corp., 4.300%, 6/15/2015	$32,051
70,000	Unum Group, 5.625%, 9/15/2020	78,251

		500,668

	Lodging – 0.0%
15,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	16,889

	Media Cable – 0.5%
100,000	Cox Communications, Inc., 4.625%, 6/01/2013	102,769
295,000	Cox Communications, Inc., 5.450%, 12/15/2014	324,442

		427,211

	Media Non-Cable – 0.2%
175,000	Thomson Reuters Corp., 5.950%, 7/15/2013	182,380

	Metals & Mining – 1.5%
110,000	Alcoa, Inc., 6.150%, 8/15/2020	121,392
315,000	ArcelorMittal, 10.100%, 6/01/2019	362,843
305,000	Rio Tinto Finance USA PLC, 1.625%, 8/21/2017	305,612
110,000	Teck Resources Ltd., 3.150%, 1/15/2017	114,375
270,000	Teck Resources Ltd., 3.750%, 2/01/2023	267,096

		1,171,318

	Mortgage Related – 3.8%
378,741	FHLMC, 2.636%, 5/01/2036(b)	407,722
126	FHLMC, 6.000%, 11/01/2012	127
1,893	FHLMC, 6.500%, 1/01/2024	2,183
216	FHLMC, 8.000%, 7/01/2025	261
184,924	FNMA, 3.000%, with various maturities in 2027(c)	196,486
311,797	FNMA, 3.885%, 2/01/2039(b)	336,965
164,078	FNMA, 4.000%, 4/01/2024	175,600
2,268	FNMA, 6.000%, 9/01/2021	2,497
660	FNMA, 7.500%, 6/01/2016	709
901	FNMA, 8.000%, 6/01/2015	956
343,770	GNMA, 4.514%, 5/20/2062	393,245
328,666	GNMA, 4.520%, 5/20/2062	375,579

	Mortgage Related – continued
$339,877	GNMA, 4.528%, 3/20/2062	$387,815
341,178	GNMA, 4.560%, 3/20/2062	388,832
250,329	GNMA, 4.604%, 6/20/2062	287,730
5,402	GNMA, 6.500%, 12/15/2023	6,199
1,462	GNMA, 8.500%, 9/15/2022	1,688
3,141	GNMA, 9.500%, 1/15/2019	3,675

		2,968,269

	Non-Captive Consumer – 0.3%
225,000	SLM Corp., MTN, 6.250%, 1/25/2016	244,125

	Non-Captive Diversified – 1.0%
645,000	General Electric Capital Corp., 5.625%, 5/01/2018	760,648

	Oil Field Services – 1.8%
305,000	Cameron International Corp., 1.351%, 6/02/2014(b)	304,797
355,000	Ensco PLC, 3.250%, 3/15/2016	378,750
130,000	FMC Technologies, Inc., 2.000%, 10/01/2017	131,348
285,000	Nabors Industries, Inc., 9.250%, 1/15/2019	372,985
175,000	Rowan Cos., Inc., 5.000%, 9/01/2017	193,037

		1,380,917

	Pharmaceuticals – 2.1%
355,000	AstraZeneca PLC, 1.950%, 9/18/2019	361,222
270,000	Bristol-Myers Squibb Co., 0.875%, 8/01/2017	267,630
275,000	Eli Lilly & Co., 4.200%, 3/06/2014	289,752
355,000	GlaxoSmithKline Capital PLC, 0.750%, 5/08/2015	357,122
225,000	Watson Pharmaceuticals, Inc., 1.875%, 10/01/2017	227,504
170,000	Watson Pharmaceuticals, Inc., 3.250%, 10/01/2022	172,177

		1,675,407

	Pipelines – 1.9%
290,000	Energy Transfer Partners LP, 6.000%, 7/01/2013	300,244
380,000	Enterprise Products Operating LLC, 1.250%, 8/13/2015	383,769
245,000	NiSource Finance Corp., 6.125%, 3/01/2022	300,883
175,000	Questar Corp., 2.750%, 2/01/2016	183,868
265,000	Spectra Energy Capital LLC, 5.668%, 8/15/2014	286,838

		1,455,602

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – 0.6%
$260,000	Berkshire Hathaway Finance Corp., 1.600%, 5/15/2017	$266,048
155,000	Willis Group Holdings PLC, 4.125%, 3/15/2016	164,530
15,000	Willis North America, Inc., 7.000%, 9/29/2019	17,834

		448,412

	Railroads – 1.8%
350,000	Burlington Northern Santa Fe Corp., 7.000%, 2/01/2014	379,576
420,000	Canadian National Railway Co., 1.450%, 12/15/2016	428,067
245,000	CSX Corp., 3.700%, 10/30/2020	264,753
30,000	CSX Corp., 6.150%, 5/01/2037	38,283
260,000	Union Pacific Corp., 5.750%, 11/15/2017	309,812

		1,420,491

	REITs – Shopping Centers – 0.4%
280,000	Federal Realty Investment Trust, 5.400%, 12/01/2013	292,874

	Retailers – 0.5%
375,000	Lowe’s Cos., Inc., 1.625%, 4/15/2017	382,509

	Supermarket – 0.4%
285,000	Delhaize Group S.A., 4.125%, 4/10/2019	275,312

	Technology – 2.1%
305,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	373,230
210,000	Corning, Inc., 4.250%, 8/15/2020	235,662
160,000	Equifax, Inc., 7.000%, 7/01/2037	198,624
290,000	Hewlett-Packard Co., 0.823%, 5/30/2014(b)	287,622
230,000	IBM International Group Capital, 5.050%, 10/22/2012	230,619
275,000	Oracle Corp., 4.950%, 4/15/2013	281,807

		1,607,564

	Tobacco – 1.6%
380,000	Altria Group, Inc., 2.850%, 8/09/2022	379,117
92,000	Altria Group, Inc., 9.700%, 11/10/2018	131,772
335,000	Philip Morris International, Inc., 1.125%, 8/21/2017	334,729
365,000	Philip Morris International, Inc., 2.500%, 5/16/2016	385,589

		1,231,207

	Transportation Services – 0.5%
$105,000	Continental Airlines Pass Thru Certificates, Series 2012-2, Class A, 4.000%, 4/29/2026	$107,756
300,000	ERAC USA Finance LLC, 2.250%, 1/10/2014, 144A	303,878

		411,634

	Treasuries – 24.8%
255,000	U.S. Treasury Note, 0.875%, 1/31/2017	258,904
2,995,000	U.S. Treasury Note, 1.750%, 5/31/2016	3,140,305
2,615,000	U.S. Treasury Note, 1.750%, 5/15/2022	2,651,772
4,445,000	U.S. Treasury Note, 1.875%, 4/30/2014	4,560,117
3,285,000	U.S. Treasury Note, 1.875%, 6/30/2015	3,426,666
560,000	U.S. Treasury Note, 2.125%, 2/29/2016	593,381
1,640,000	U.S. Treasury Note, 2.125%, 8/15/2021	1,734,812
785,000	U.S. Treasury Note, 2.375%, 7/31/2017	851,480
2,200,000	U.S. Treasury Note, 2.500%, 4/30/2015	2,325,125

		19,542,562

	Wireless – 0.6%
250,000	America Movil SAB de CV, 3.625%, 3/30/2015	266,058
5,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	5,013
170,000	Sprint Nextel Corp., 6.000%, 12/01/2016	175,100

		446,171

	Wirelines – 1.2%
515,000	AT&T, Inc., 5.800%, 2/15/2019	640,589
255,000	Embarq Corp., 7.995%, 6/01/2036	286,784

		927,373

	Total Bonds and Notes
	(Identified Cost $72,837,816)	75,551,753

Short-Term Investments – 2.5%
1,942,455	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $1,942,457 on 10/01/2012 collateralized by $1,745,000 U.S. Treasury Note, 3.250% due 3/31/2017 valued at $1,983,810 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,942,455)	1,942,455

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Intermediate Duration Bond Fund – continued

Value (†)

Total Investments – 98.5%
	(Identified Cost $74,780,271)(a)	$77,494,208
	Other assets less liabilities—1.5%	1,177,409

	Net Assets – 100.0%	$78,671,617

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $75,152,497 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,441,579
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(99,868)

	Net unrealized appreciation	$2,341,711

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	The Fund’s investment in mortgage related securities of Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $856,197 or 1.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	24.8%
Collateralized Mortgage Obligations	8.6
Banking	7.0
Commercial Mortgage-Backed Securities	6.9
ABS Car Loan	6.0
Mortgage Related	3.8
Electric	3.5
ABS Student Loan	2.8
Independent Energy	2.1
Pharmaceuticals	2.1
Technology	2.1
Other Investments, less than 2% each	26.3
Short-Term Investments	2.5

Total Investments	98.5
Other assets less liabilities	1.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 85.0% of Net Assets

Non-Convertible Bonds – 81.1%

	ABS Credit Card – 0.2%
$1,000,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class B, 6.750%, 4/15/2019	$1,113,932

	ABS Other – 1.3%
2,449,600	Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029	2,475,451
2,091,703	SVO VOI Mortgage Corp., Series 2009-BA, Class NT, 5.810%, 12/20/2028, 144A	2,155,696
888,032	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	1,042,209
2,916,986	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	2,993,385

		8,666,741

	Airlines – 2.8%
336,037	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	375,522
998,642	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	1,113,486
4,287,188	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	4,951,702
160,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	165,600
1,569,034	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	1,694,557
4,402,109	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	5,029,410
1,895,814	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	2,071,177
3,170,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	3,270,165
847,169	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	923,414

		19,595,033

	Automotive – 0.7%
1,930,000	Cummins, Inc., 5.650%, 3/01/2098	2,019,782
2,665,000	Ford Motor Co., 6.375%, 2/01/2029	2,902,158

		4,921,940

	Banking – 11.3%
2,670,000	Associates Corp. of North America, 6.950%, 11/01/2018	3,210,453

	Banking – continued
$230,000	Bank of America Corp., 5.420%, 3/15/2017	$248,618
1,000,000	Bank of America Corp., 5.490%, 3/15/2019	1,089,464
530,000	Bank of America Corp., MTN, 5.000%, 5/13/2021	582,566
985,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	1,230,000
500,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	538,034
2,770,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	2,551,463
100,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	87,421
30,000	Citigroup, Inc., 5.850%, 12/11/2034	35,429
185,000	Citigroup, Inc., 5.875%, 2/22/2033	195,392
2,515,000	Citigroup, Inc., 6.125%, 8/25/2036	2,730,918
4,670,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	3,974,306
225,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	238,817
1,330,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.875%, 2/08/2022	1,411,516
5,625,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	6,025,961
870,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	970,890
4,100,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	4,161,500
60,000	JPMorgan Chase & Co., 4.750%, 5/01/2013	61,521
400,000	JPMorgan Chase & Co., EMTN, 1.074%, 5/30/2017, (GBP)(c)	587,141
5,000,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	519,122
7,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	768,610
900,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	983,363
6,570,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	6,969,909
235,000	Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015	252,411
1,700,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	1,752,729
100,000	Morgan Stanley, 0.935%, 10/15/2015(c)	95,282
5,000,000	Morgan Stanley, 5.500%, 7/24/2020	5,398,530
3,800,000	Morgan Stanley, 5.750%, 1/25/2021	4,171,074
2,000,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	2,243,299

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$100,000	Morgan Stanley, GMTN, 5.500%, 1/26/2020	$108,849
2,000,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	2,197,716
2,900,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	3,262,958
600,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	647,860
1,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	1,747,966
600,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(c)	557,621
695,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	780,656
420,000	National City Bank of Indiana, 4.250%, 7/01/2018	468,814
50,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	61,068
400,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	523,061
100,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	111,317
200,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	205,100
825,000	Santander Holdings USA, Inc., 4.625%, 4/19/2016	864,284
100,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	123,469
400,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	394,000
400,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	391,196
2,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	2,184,585
5,000,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	5,365,500
300,000	Standard Chartered Bank, 6.400%, 9/26/2017, 144A	341,781
4,500,000	Standard Chartered PLC, 5.500%, 11/18/2014, 144A	4,857,300

		78,280,840

	Brokerage – 1.1%
2,750,000	Cantor Fitzgerald LP, 6.375%, 6/26/2015, 144A	2,792,004
895,000	Cantor Fitzgerald LP, 7.875%, 10/15/2019, 144A(b)	924,354
1,090,000	Jefferies Group, Inc., 6.250%, 1/15/2036	1,079,100
575,000	Jefferies Group, Inc., 6.450%, 6/08/2027	589,375

	Brokerage – continued
$105,000	Jefferies Group, Inc., 6.875%, 4/15/2021	$113,006
1,820,000	Jefferies Group, Inc., 8.500%, 7/15/2019	2,088,450

		7,586,289

	Building Materials – 1.4%
1,175,000	Masco Corp., 4.800%, 6/15/2015	1,237,599
730,000	Masco Corp., 5.850%, 3/15/2017	792,527
1,695,000	Masco Corp., 6.125%, 10/03/2016	1,865,586
1,330,000	Masco Corp., 6.500%, 8/15/2032	1,377,258
375,000	Masco Corp., 7.750%, 8/01/2029	396,157
1,235,000	Owens Corning, Inc., 6.500%, 12/01/2016	1,386,801
2,255,000	Owens Corning, Inc., 7.000%, 12/01/2036	2,474,342

		9,530,270

	Chemicals – 0.2%
185,000	Methanex Corp., 5.250%, 3/01/2022	197,636
980,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	1,044,364

		1,242,000

	Collateralized Mortgage Obligations – 0.2%
675,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035	796,015
217,428	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.498%, 7/25/2035(c)	203,790
166,183	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.644%, 3/25/2035(c)	164,867

		1,164,672

	Commercial Mortgage-Backed Securities – 3.8%
160,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.364%, 9/10/2047(c)	180,206
600,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4, 5.540%, 9/11/2041	693,349
360,000	Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041	417,547
200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	219,038

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$407,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(c)	$480,046
38,424	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	38,967
1,055,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	1,201,248
480,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/2046(c)	547,748
3,525,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.866%, 6/15/2039(c)	3,983,867
2,030,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.955%, 9/15/2039(c)	2,251,227
685,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	778,001
3,125,000	Crown Castle Towers LLC, 6.113%, 1/15/2040, 144A	3,763,700
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	1,749,684
805,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	875,633
350,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(c)	400,823
1,180,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A4, 5.475%, 4/15/2043	1,337,932
1,090,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.003%, 6/15/2049(c)	1,261,649
1,405,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	1,616,516
480,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030	523,053
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 6.064%, 6/15/2038(c)	439,122

	Commercial Mortgage-Backed Securities – continued
$390,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	$450,434
235,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.091%, 6/12/2046(c)	272,120
350,000	Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042	385,628
425,000	Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	468,803
250,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	286,150
800,000	Morgan Stanley Capital I, Series 2008-T29, Class A4, 6.455%, 1/11/2043(c)	979,009
200,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/15/2048	231,281
400,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	452,762
250,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.722%, 3/15/2044, 144A(c)	241,372

		26,526,915

	Consumer Products – 0.2%
605,000	Hasbro, Inc., 6.600%, 7/15/2028	687,223
780,000	Snap-on, Inc., 6.700%, 3/01/2019	943,766

		1,630,989

	Diversified Manufacturing – 0.3%
700,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	903,943
540,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	996,346

		1,900,289

	Electric – 2.6%
1,600,000	AmerenEnergy Generating Co., Series H, 7.000%, 4/15/2018	1,552,000
1,433,747	Bruce Mansfield Unit, 6.850%, 6/01/2034	1,524,747
1,185,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	1,339,228
555,000	Commonwealth Edison Co., 4.700%, 4/15/2015	605,393
2,300,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	2,139,000
800,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	798,576

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
600,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	$975,856
1,000,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	1,234,702
900,000	Enel Finance International NV, 5.125%, 10/07/2019, 144A	934,474
7,012,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	6,305,246
700,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	678,271
150,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	152,701

		18,240,194

	Financial Other – 1.1%
4,165,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	4,245,801
2,500,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	3,338,233

		7,584,034

	Government Guaranteed – 0.8%
1,000,000	Instituto de Credito Oficial, EMTN, 4.530%, 3/17/2016, (CAD)	926,376
840,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	870,868
2,500,000	Instituto de Credito Oficial, MTN, 6.125%, 2/27/2014, (AUD)	2,474,454
970,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	921,887

		5,193,585

	Government Owned – No Guarantee – 1.5%
2,565,000	Abu Dhabi National Energy Co., 7.250%, 8/01/2018, 144A	3,122,887
4,500,000	DP World Ltd., 6.850%, 7/02/2037, 144A	4,848,750
9,000,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	940,063
10,400,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	1,108,464

		10,020,164

	Health Insurance – 0.0%
20,000	CIGNA Corp., 7.875%, 5/15/2027	26,514

	Healthcare – 0.9%
3,330,000	Aristotle Holding, Inc., 4.750%, 11/15/2021, 144A	3,852,963
855,000	Boston Scientific Corp., 6.000%, 1/15/2020	1,016,297
55,000	HCA, Inc., 5.875%, 3/15/2022	59,606
95,000	HCA, Inc., 6.375%, 1/15/2015	102,363
100,000	HCA, Inc., 7.050%, 12/01/2027	94,500
190,000	HCA, Inc., 7.190%, 11/15/2015	208,050

	Healthcare – continued
$75,000	HCA, Inc., 7.500%, 12/15/2023	$75,750
175,000	HCA, Inc., 7.690%, 6/15/2025	177,625
305,000	HCA, Inc., 8.360%, 4/15/2024	319,487
10,000	HCA, Inc., MTN, 7.580%, 9/15/2025	10,050
305,000	HCA, Inc., MTN, 7.750%, 7/15/2036	302,713

		6,219,404

	Home Construction – 0.8%
1,116,000	Pulte Group, Inc., 5.200%, 2/15/2015	1,182,960
3,340,000	Pulte Group, Inc., 6.000%, 2/15/2035	3,022,700
1,455,000	Pulte Group, Inc., 6.375%, 5/15/2033	1,353,150

		5,558,810

	Hybrid ARMs – 0.0%
54,500	FNMA, 2.261%, 2/01/2037(c)	57,929
104,024	FNMA, 2.913%, 9/01/2036(c)	112,004

		169,933

	Independent Energy – 1.4%
1,195,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	1,440,714
60,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	61,875
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	58,025
3,000,000	EQT Corp., 8.125%, 6/01/2019	3,631,761
2,150,000	Equitable Resources, Inc., 6.500%, 4/01/2018	2,474,265
1,735,000	Newfield Exploration Co., 5.625%, 7/01/2024	1,925,850

		9,592,490

	Industrial Other – 0.2%
1,150,000	Worthington Industries, Inc., 6.500%, 4/15/2020	1,280,298

	Life Insurance – 2.3%
1,600,000	American International Group, Inc., 6.250%, 3/15/2087	1,616,000
2,600,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	3,181,750
390,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	452,374
110,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	125,418
355,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	470,243

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance – continued
$2,355,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	$2,519,850
1,095,000	MetLife, Inc., 6.400%, 12/15/2066	1,148,744
2,620,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	2,699,284
2,885,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	3,708,800

		15,922,463

	Local Authorities – 2.3%
4,635,000	Manitoba (Province of), GMTN, 6.375%, 9/01/2015, (NZD)	4,137,958
4,495,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	5,271,054
4,000,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	4,565,030
229,701	Province of Alberta, 5.930%, 9/16/2016, (CAD)	259,311
1,185,000	Province of Quebec, Canada, Series QC, 6.750%, 11/09/2015, (NZD)	1,071,593
670,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	734,630

		16,039,576

	Lodging – 0.5%
1,480,000	Wyndham Worldwide Corp., 6.000%, 12/01/2016	1,667,094
1,660,000	Wyndham Worldwide Corp., 7.375%, 3/01/2020	1,999,990

		3,667,084

	Media Non-Cable – 0.1%
240,000	News America, Inc., 8.150%, 10/17/2036	329,235
580,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	588,700

		917,935

	Metals & Mining – 0.7%
420,000	ArcelorMittal, 6.500%, 2/25/2022	413,688
2,305,000	ArcelorMittal, 7.000%, 3/01/2041	2,072,188
510,000	ArcelorMittal, 7.250%, 10/15/2039	466,544
2,070,000	United States Steel Corp., 7.500%, 3/15/2022	2,044,125

		4,996,545

	Mortgage Related – 0.0%
17,912	Federal National Mortgage Association, REMIC, 7.000%, 4/25/2020	19,962

	Mortgage Related – continued
$3,175	FHLMC, 10.000%, with various maturities in 2018(d)	$3,732
9,488	FNMA, 6.000%, 12/01/2018	10,478
37,416	GNMA, 10.000%, with various maturities in 2018(d)	38,434

		72,606

	Non-Captive Consumer – 1.7%
470,000	SLM Corp., MTN, 5.050%, 11/14/2014	496,090
1,820,000	SLM Corp., MTN, 7.250%, 1/25/2022	2,038,400
240,000	SLM Corp., Series A, MTN, 5.000%, 4/15/2015	253,510
995,000	SLM Corp., Series A, MTN, 5.375%, 1/15/2013	1,007,609
1,295,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	1,222,480
2,385,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	2,793,352
45,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	45,000
1,300,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	1,098,500
3,615,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	3,072,750

		12,027,691

	Non-Captive Diversified – 2.6%
97,000	Ally Financial, Inc., 8.000%, 12/31/2018	109,125
820,000	General Electric Capital Australia Funding Pty Ltd., 7.000%, 10/08/2015, (AUD)	919,969
65,000	General Electric Capital Corp., 5.625%, 5/01/2018	76,655
790,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	685,491
470,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	423,081
2,205,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	1,963,177
655,000	General Electric Capital Corp., Series A, MTN, 0.755%, 5/13/2024(c)	561,794
5,650,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	4,967,161
25,000	International Lease Finance Corp., 5.750%, 5/15/2016	26,506
175,000	International Lease Finance Corp., 5.875%, 4/01/2019	185,550

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – continued
$3,550,000	International Lease Finance Corp., 6.250%, 5/15/2019	$3,816,250
3,683,000	International Lease Finance Corp., 6.375%, 3/25/2013	3,756,660
315,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	329,994

		17,821,413

	Oil Field Services – 0.2%
1,090,000	Rowan Cos., Inc., 7.875%, 8/01/2019	1,351,353

	Paper – 0.4%
1,500,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	1,898,171
230,000	Mead Corp. (The), 7.550%, 3/01/2047	245,852
200,000	Westvaco Corp., 8.200%, 1/15/2030	266,576

		2,410,599

	Pipelines – 0.8%
210,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	240,559
200,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	257,616
800,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	892,658
965,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	1,025,313
2,000,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,456,188
810,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	950,393

		5,822,727

	Property & Casualty Insurance – 1.6%
1,695,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	1,980,128
2,465,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	2,906,573
60,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	30,600
800,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	802,668
150,000	Progressive Corp., 7.000%, 10/01/2013	158,996
220,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	232,756
805,000	Willis North America, Inc., 7.000%, 9/29/2019	957,074
2,015,000	XL Group PLC, 6.250%, 5/15/2027	2,288,039
1,595,000	XL Group PLC, 6.375%, 11/15/2024	1,895,437

		11,252,271

	Railroads – 0.0%
$190,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	$156,750

	Refining – 0.1%
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	798,890

	REITs – Apartments – 0.0%
30,000	ERP Operating LP, 5.125%, 3/15/2016	33,793
115,000	ERP Operating LP, 5.750%, 6/15/2017	136,857

		170,650

	REITs – Office Property – 0.2%
80,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	87,815
1,075,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	1,265,221

		1,353,036

	REITs – Shopping Centers – 0.4%
1,000,000	Equity One, Inc., 6.000%, 9/15/2017	1,126,637
1,350,000	Federal Realty Investment Trust, 5.650%, 6/01/2016	1,525,019

		2,651,656

	REITs – Single Tenant – 0.1%
95,000	Realty Income Corp., 5.750%, 1/15/2021	110,672
405,000	Realty Income Corp., 6.750%, 8/15/2019	494,743

		605,415

	REITs – Warehouse/Industrials – 0.2%
55,000	ProLogis LP, 5.625%, 11/15/2015	60,142
240,000	ProLogis LP, 5.625%, 11/15/2016	267,546
265,000	ProLogis LP, 5.750%, 4/01/2016	292,787
785,000	ProLogis LP, 7.375%, 10/30/2019	972,094

		1,592,569

	Restaurants – 0.1%
610,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	652,181

	Retailers – 0.5%
118,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	96,317
2,803,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	3,381,063

		3,477,380

	Sovereigns – 1.6%
5,250,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	3,029,967
3,100,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	3,495,250

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Sovereigns – continued
$3,200,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	$3,488,000
85,235,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	465,015
101,800,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	543,516
20,150,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	118,402

		11,140,150

	Supermarkets – 0.2%
225,000	Delhaize Group S.A., 5.700%, 10/01/2040	200,187
260,000	New Albertson’s, Inc., 7.450%, 8/01/2029	144,950
1,340,000	New Albertson’s, Inc., 8.000%, 5/01/2031	790,600
115,000	New Albertson’s, Inc., 8.700%, 5/01/2030	68,281

		1,204,018

	Supranational – 1.5%
4,000,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	2,073,311
45,300,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 9/23/2013, (IDR)	4,476,511
4,375,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	4,040,161

		10,589,983

	Technology – 1.5%
210,000	Corning, Inc., 6.850%, 3/01/2029	263,562
810,000	Corning, Inc., 7.000%, 5/15/2024	1,066,179
3,565,000	Corning, Inc., 7.250%, 8/15/2036	4,564,940
3,550,000	Ingram Micro, Inc., 5.250%, 9/01/2017	3,893,093
49,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	52,505
400,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	516,856

		10,357,135

	Tobacco – 0.2%
735,000	Reynolds American, Inc., 6.750%, 6/15/2017	889,664
195,000	Reynolds American, Inc., 7.250%, 6/15/2037	246,507

		1,136,171

	Transportation Services – 0.4%
100,000	APL Ltd., 8.000%, 1/15/2024(b)	85,250

	Transportation Services – continued
$1,444,488	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	$1,379,486
155,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	158,875
945,000	Erac USA Finance Co., 6.700%, 6/01/2034, 144A	1,128,402

		2,752,013

	Treasuries – 24.7%
135,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	137,744
10,935,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	11,530,302
40,000,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	42,981,589
31,580,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	36,780,372
1,000,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	1,118,625
1,850,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	2,364,694
3,420,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	4,227,865
1,590,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	2,026,475
1,750,000	Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	2,233,678
50,000	Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	58,354
50,000	Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	62,058
50,000	Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	64,138
140,000(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	1,321,507
23,620,000	Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	4,627,853
57,675,000	Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	10,359,533
305,000	Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	275,651
100,000	Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	100,118
50,000,000	U.S. Treasury Note, 0.250%, 5/31/2014	50,015,600

		170,286,156

	Wireless – 0.2%
220,000	Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	220,550
187,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	187,701
234,000	Sprint Capital Corp., 6.875%, 11/15/2028	215,280
120,000	Sprint Capital Corp., 6.900%, 5/01/2019	124,500

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wireless – continued
$366,000	Sprint Nextel Corp., 6.000%, 12/01/2016	$376,980

		1,125,011

	Wirelines – 3.2%
2,000,000	BellSouth Telecommunications, Inc., 5.850%, 11/15/2045	2,132,820
2,870,000	CenturyLink, Inc., 6.450%, 6/15/2021	3,238,795
245,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	263,265
2,265,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,395,518
1,220,000	Embarq Corp., 7.995%, 6/01/2036	1,372,063
300,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	308,412
100,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	118,559
500,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	571,222
2,875,000	Qwest Corp., 6.875%, 9/15/2033	2,910,938
1,880,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	1,663,800
500,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	699,114
1,700,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	2,697,223
80,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	84,835
2,170,000	Verizon New England, Inc., 7.875%, 11/15/2029	2,788,856
695,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	755,543

		22,000,963

	Total Non-Convertible Bonds
	(Identified Cost $486,431,824)	560,397,726

Convertible Bonds – 3.3%

	Automotive – 0.2%
1,035,000	Ford Motor Co., 4.250%, 11/15/2016	1,427,653

	Independent Energy – 0.3%
1,420,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	1,275,338
685,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	652,034

		1,927,372

	Life Insurance – 1.3%
8,995,000	Old Republic International Corp., 3.750%, 3/15/2018	8,950,025

	Technology – 1.5%
$3,505,000	Intel Corp., 2.950%, 12/15/2035	$3,811,687
4,700,000	Intel Corp., 3.250%, 8/01/2039	5,792,750
530,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	512,113
40,000	Micron Technology, Inc., 1.875%, 6/01/2014	39,550

		10,156,100

	Total Convertible Bonds
	(Identified Cost $20,504,311)	22,461,150

Municipals – 0.6%

	Illinois – 0.1%
1,105,000	State of Illinois, 5.100%, 6/01/2033	1,070,922

	Michigan – 0.1%
1,030,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	831,220

	Ohio – 0.1%
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(b)	603,143

	Virginia – 0.3%
2,815,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	1,910,456

	Total Municipals
	(Identified Cost $5,404,664)	4,415,741

	Total Bonds and Notes
	(Identified Cost $512,340,799)	587,274,617

Senior Loans – 0.5%

	Non-Captive Diversified – 0.5%
2,950,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(c)
	(Identified Cost $2,923,679)	2,983,187

Shares

Common Stocks – 3.0%

	Biotechnology – 0.1%
13,708	Vertex Pharmaceuticals, Inc.(e)	766,963

	Chemicals – 0.5%
31,080	PPG Industries, Inc.	3,569,227

	Electronic Equipment, Instruments & Components – 1.8%
950,000	Corning, Inc.	12,492,500

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – 0.6%
85,496	Repsol YPF S.A., Sponsored ADR	$1,650,073
34,819	Royal Dutch Shell PLC, ADR	2,416,786

		4,066,859

	Total Common Stocks
	(Identified Cost $19,174,986)	20,895,549

Preferred Stocks – 1.1%

Convertible Preferred Stocks – 0.6%

	Banking – 0.4%
940	Bank of America Corp., Series L, 7.250%	1,024,600
25,000	Sovereign Capital Trust IV, 4.375%	1,637,500

		2,662,100

	Pipelines – 0.2%
20,775	El Paso Energy Capital Trust I, 4.750%	1,128,914

	Total Convertible Preferred Stocks
	(Identified Cost $2,232,760)	3,791,014

Non-Convertible Preferred Stocks – 0.5%

	Electric – 0.0%
263	Connecticut Light & Power Co., 2.200%	11,980
11	MDU Resources Group, Inc., 5.100%	1,098
100	San Diego Gas & Electric Co., 4.500%	2,450
3,160	Union Electric Co., 4.500%	293,090

		308,618

	Government Sponsored – 0.5%
3,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(f)	3,150,938

	Non-Captive Diversified – 0.0%
161	Ally Financial, Inc., Series G, 7.000%, 144A	150,610

	Total Non-Convertible Preferred Stocks
	(Identified Cost $3,217,162)	3,610,166

	Total Preferred Stocks
	(Identified Cost $5,449,922)	7,401,180

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 10.4%
$37,285	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $37,285 on 10/01/2012 collateralized by $30,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $42,263 including accrued interest (Note 2 of Notes to Financial Statements)	$37,285
71,779,328	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $71,779,388 on 10/01/2012 collateralized by $71,385,000 U.S. Treasury Note, 1.000% due 3/31/2017 valued at $73,215,882 including accrued interest (Note 2 of Notes to Financial Statements)	71,779,328

	Total Short-Term Investments
	(Identified Cost $71,816,613)	71,816,613

	Total Investments – 100.0%
	(Identified Cost $611,705,999)(a)	690,371,146
	Other assets less liabilities—0.0%	321,390

	Net Assets – 100.0%	$690,692,536

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $615,567,612 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$78,307,008
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,503,474)

	Net unrealized appreciation	$74,803,534

(b)	Illiquid security. At September 30, 2012, the value of these securities amounted to $4,598,594 or 0.7% of net assets.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Non-income producing security.
(f)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Investment Grade Fixed Income Fund – continued

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $93,477,565 or 13.5% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMIC	Real Estate Mortgage Investment Conduit

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	24.7%
Banking	11.7
Commercial Mortgage-Backed Securities	3.8
Life Insurance	3.6
Wirelines	3.2
Non-Captive Diversified	3.1
Technology	3.0
Airlines	2.8
Electric	2.6
Local Authorities	2.3
Other Investments, less than 2% each	28.8
Short-Term Investments	10.4

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	72.2%
Canadian Dollar	13.6
New Zealand Dollar	3.2
Australian Dollar	2.9
Euro	2.3
Norwegian Krone	2.2
Other, less than 2% each	3.6

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  66

Statements of Assets and Liabilities

September 30, 2012

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
ASSETS
Investments at cost	$954,478,443	$2,540,232,673	$26,797,946
Repurchase agreement(s) at cost	47,349,494	30,497,299	501,930
Net unrealized appreciation	122,804,701	154,971,582	824,544

Investments at value	1,124,632,638	2,725,701,554	28,124,420
Foreign currency at value (identified cost $306,198, $45,104,710 and $0)	304,833	45,463,846	—
Receivable for Fund shares sold	2,659,995	5,150,191	3,202
Receivable from investment adviser (Note 6)	—	—	6,313
Receivable for securities sold	272,366	8,314,803	642,100
Securities received as collateral for open forward foreign currency contracts (Notes 2 and 4)	—	193,798	—
Dividends and interest receivable	14,878,096	23,357,233	35,008
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,730,805	—
Tax reclaims receivable	18,565	—	—

TOTAL ASSETS	1,142,766,493	2,809,912,230	28,811,043

LIABILITIES
Options written, at value (premiums received $0, $0 and $642,100) (Note 2)	—	—	710,832
Payable for securities purchased	7,106,263	—	1,039,500
Payable for delayed delivery securities purchased (Note 2)	—	178,820,329	—
Payable for Fund shares redeemed	—	2,534,424	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	1,687,567	—
Foreign taxes payable (Note 2)	11,877	—	—
Due to brokers (Note 2)	—	193,798	—
Payable for variation margin on futures contracts (Note 2)	—	7,810	94
Management fees payable (Note 6)	461,582	1,134,870	—
Deferred Trustees’ fees (Note 6)	127,816	217,971	67,788
Administrative fees payable (Note 6)	41,425	95,366	990
Payable to distributor (Note 6d)	—	58,041	151
Other accounts payable and accrued expenses	82,473	232,332	52,324

TOTAL LIABILITIES	7,831,436	184,982,508	1,871,679

NET ASSETS	$1,134,935,057	$2,624,929,722	$26,939,364

NET ASSETS CONSIST OF:
Paid-in capital	$970,027,839	$2,498,985,969	$24,624,808
Undistributed (Distributions in excess of) net investment income	39,810,844	371,924	(78,633)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,258,496	(29,640,126)	1,638,117
Net unrealized appreciation on investments, futures contracts, options written and foreign currency translations	122,837,878	155,211,955	755,072

NET ASSETS	$1,134,935,057	$2,624,929,722	$26,939,364

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$1,134,935,057	$1,629,719,166	$23,770,535

Shares of beneficial interest	76,538,804	93,853,124	1,950,889

Net asset value, offering and redemption price per share	$14.83	$17.36	$12.18

Retail Class:
Net assets	$—	$995,210,556	$3,168,829

Shares of beneficial interest	—	57,866,844	260,845

Net asset value, offering and redemption price per share	$—	$17.20	$12.15

See accompanying notes to financial statements.

67  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$562,127,563	$72,837,816	$539,889,386
Repurchase agreement(s) at cost	1,595,512	1,942,455	71,816,613
Net unrealized appreciation	64,795,875	2,713,937	78,665,147

Investments at value	628,518,950	77,494,208	690,371,146
Cash	3,247	—	—
Foreign currency at value (identified cost $82,051, $0 and $179,048)	81,765	—	178,287
Receivable for Fund shares sold	242	585,193	—
Receivable for securities sold	18,446,056	734,836	1,500,775
Dividends and interest receivable	9,770,286	499,205	7,952,507
Tax reclaims receivable	7,074	159	7,216
Receivable from distributor (Note 6d)	—	—	6

TOTAL ASSETS	656,827,620	79,313,601	700,009,937

LIABILITIES
Payable for securities purchased	3,542,723	497,548	284,130
Payable for Fund shares redeemed	—	—	8,606,356
Foreign taxes payable (Note 2)	2,445	—	3,840
Management fees payable (Note 6)	322,024	10,661	220,942
Deferred Trustees’ fees (Note 6)	88,271	70,962	96,173
Administrative fees payable (Note 6)	24,084	2,835	24,786
Payable to distributor (Note 6d)	68	46	—
Other accounts payable and accrued expenses	81,142	59,932	81,174

TOTAL LIABILITIES	4,060,757	641,984	9,317,401

NET ASSETS	$652,766,863	$78,671,617	$690,692,536

NET ASSETS CONSIST OF:
Paid-in capital	$561,006,693	$75,182,186	$608,574,117
Undistributed net investment income	25,947,122	8,090	440,642
Accumulated net realized gain on investments and foreign currency transactions	1,020,858	767,404	2,978,192
Net unrealized appreciation on investments and foreign currency translations	64,792,190	2,713,937	78,699,585

NET ASSETS	$652,766,863	$78,671,617	$690,692,536

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$652,766,863	$75,588,069	$690,692,536

Shares of beneficial interest	84,307,438	7,001,338	52,288,612

Net asset value, offering and redemption price per share	$7.74	$10.80	$13.21

Retail Class:
Net assets	$—	$3,083,548	$—

Shares of beneficial interest	—	285,536	—

Net asset value, offering and redemption price per share	$—	$10.80	$—

See accompanying notes to financial statements.

|  68

Statements of Operations

For the Year Ended September 30, 2012

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
INVESTMENT INCOME
Interest	$53,223,641	$78,553,831	$368,860
Dividends	4,029,869	—	—
Less net foreign taxes withheld	(211,674)	(109,082)	—

	57,041,836	78,444,749	368,860

Expenses
Management fees (Note 6)	5,032,244	12,559,060	69,777
Distribution fees (Note 6)	—	2,433,025	5,943
Administrative fees (Note 6)	458,381	1,059,316	12,742
Trustees’ fees and expenses (Note 6)	42,322	71,495	21,387
Transfer agent fees and expenses (Notes 6 and 7)	5,126	2,374,922	16,121
Audit and tax services fees	45,373	47,628	41,381
Custodian fees and expenses	78,351	217,975	18,170
Legal fees	14,170	32,142	398
Registration fees	44,379	111,824	51,192
Shareholder reporting expenses	3,741	181,933	2,668
Miscellaneous expenses	28,727	65,003	6,536

Total expenses	5,752,814	19,154,323	246,315
Less waiver and/or expense reimbursement (Note 6)	—	—	(128,723)

Net expenses	5,752,814	19,154,323	117,592

Net investment income	51,289,022	59,290,426	251,268

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	8,901,771	48,708,615	3,042,174
Futures contracts	—	(6,149,178)	(11,309)
Foreign currency transactions	(216,316)	(8,142,370)	(264)
Net change in unrealized appreciation (depreciation) on:
Investments	84,259,140	105,057,823	(896,162)
Futures contracts	—	1,559,988	(740)
Options written	—	—	(68,732)
Foreign currency translations	319,922	10,167,692	353

Net realized and unrealized gain on investments, futures contracts, options written and foreign currency transactions	93,264,517	151,202,570	2,065,320

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,553,539	$210,492,996	$2,316,588

See accompanying notes to financial statements.

69  |

	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$37,887,226	$1,829,259	$27,215,271
Dividends	2,407,123	—	868,211
Less net foreign taxes withheld	(136,247)	(18)	(51,245)

	40,158,102	1,829,241	28,032,237

Expenses
Management fees (Note 6)	3,450,556	181,648	2,279,998
Distribution fees (Note 6)	—	8,945	—
Administrative fees (Note 6)	261,786	33,105	259,427
Trustees’ fees and expenses (Note 6)	31,936	22,377	32,465
Transfer agent fees and expenses (Notes 6 and 7)	11,425	8,155	3,190
Audit and tax services fees	43,784	41,170	42,189
Custodian fees and expenses	53,146	21,180	49,510
Legal fees	8,240	1,046	8,080
Registration fees	52,079	52,659	54,039
Shareholder reporting expenses	5,168	2,270	2,302
Miscellaneous expenses	17,323	6,860	17,000

Total expenses	3,935,443	379,415	2,748,200
Less waiver and/or expense reimbursement (Note 6)	—	(79,834)	—

Net expenses	3,935,443	299,581	2,748,200

Net investment income	36,222,659	1,529,660	25,284,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,243,934	1,598,231	7,064,917
Foreign currency transactions	(74,680)	—	(186,357)
Net change in unrealized appreciation (depreciation) on:
Investments	56,716,026	1,207,609	37,666,882
Foreign currency translations	60,434	—	251,275

Net realized and unrealized gain on investments and foreign currency transactions	58,945,714	2,805,840	44,796,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,168,373	$4,335,500	$70,080,754

See accompanying notes to financial statements.

|  70

Statements of Changes in Net Assets

	Fixed Income Fund		Global Bond Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$51,289,022	$44,342,263	$59,290,426	$71,002,868
Net realized gain on investments, futures contracts and foreign currency transactions	8,685,455	21,230,024	34,417,067	85,455,091
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	84,579,062	(43,095,648)	116,785,503	(130,794,927)

Net increase in net assets resulting from operations	144,553,539	22,476,639	210,492,996	25,663,032

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(55,065,901)	(48,778,586)	(49,854,363)	(57,085,645)
Retail Class	—	—	(35,526,511)	(39,906,009)
Net realized capital gains
Institutional Class	(3,493,626)	—	—	—

Total distributions	(58,559,527)	(48,778,586)	(85,380,874)	(96,991,654)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	167,671,586	101,432,953	167,583,958	91,658,933

Net increase in net assets	253,665,598	75,131,006	292,696,080	20,330,311
NET ASSETS
Beginning of the year	881,269,459	806,138,453	2,332,233,642	2,311,903,331

End of the year	$1,134,935,057	$881,269,459	$2,624,929,722	$2,332,233,642

UNDISTRIBUTED NET INVESTMENT INCOME	$39,810,844	$39,784,762	$371,924	$23,396,177

See accompanying notes to financial statements.

71  |

	Inflation Protected Securities Fund		Institutional High Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$251,268	$737,744	$36,222,659	$27,303,838
Net realized gain on investments, futures contracts and foreign currency transactions	3,030,601	180,184	2,169,254	14,025,279
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written and foreign currency translations	(965,281)	881,255	56,776,460	(46,766,231)

Net increase (decrease) in net assets resulting from operations	2,316,588	1,799,183	95,168,373	(5,437,114)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(601,119)	(886,738)	(30,835,111)	(28,511,356)
Retail Class	(66,586)	(27,306)	—	—
Net realized capital gains
Institutional Class	(354,085)	—	(11,637,175)	(15,983,712)
Retail Class	(23,631)	—	—	—

Total distributions	(1,045,421)	(914,044)	(42,472,286)	(44,495,068)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(10,134,563)	21,601,812	170,449,624	95,860,676

Net increase (decrease) in net assets	(8,863,396)	22,486,951	223,145,711	45,928,494
NET ASSETS
Beginning of the year	35,802,760	13,315,809	429,621,152	383,692,658

End of the year	$26,939,364	$35,802,760	$652,766,863	$429,621,152

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(78,633)	$(50,125)	$25,947,122	$19,592,888

See accompanying notes to financial statements.

|  72

Statements of Changes in Net Assets — continued

	Intermediate Duration Bond Fund		Investment Grade Fixed Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$1,529,660	$1,565,069	$25,284,037	$22,558,640
Net realized gain on investments and foreign currency transactions	1,598,231	1,361,090	6,878,560	13,747,397
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,207,609	(1,020,642)	37,918,157	(19,285,277)

Net increase in net assets resulting from operations	4,335,500	1,905,517	70,080,754	17,020,760

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(1,853,230)	(1,893,993)	(28,645,949)	(26,029,453)
Retail Class	(92,881)	(42,505)	—	—
Net realized capital gains
Institutional Class	(442,765)	—	(6,747,521)	(19,655,485)
Retail Class	(48,501)	—	—	—

Total distributions	(2,437,377)	(1,936,498)	(35,393,470)	(45,684,938)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	16,598,518	23,164,733	203,695,535	7,775,191

Net increase (decrease) in net assets	18,496,641	23,133,752	238,382,819	(20,888,987)
NET ASSETS
Beginning of the year	60,174,976	37,041,224	452,309,717	473,198,704

End of the year	$78,671,617	$60,174,976	$690,692,536	$452,309,717

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$8,090	$(35,580)	$440,642	$2,040,021

See accompanying notes to financial statements.

73  |

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|  74

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
FIXED INCOME FUND

Institutional Class
9/30/2012	$13.69	$0.72	$1.31	$2.03	$(0.84)	$(0.05)	$(0.89)
9/30/2011	14.12	0.73	(0.32)	0.41	(0.84)	—	(0.84)
9/30/2010	12.94	0.77	1.14	1.91	(0.73)	—	(0.73)
9/30/2009	12.15	0.78	1.15	1.93	(0.89)	(0.25)	(1.14)
9/30/2008	14.49	0.88	(2.14)	(1.26)	(1.06)	(0.02)	(1.08)

GLOBAL BOND FUND

Institutional Class
9/30/2012	$16.52	$0.44	$1.05	$1.49	$(0.65)	$—	$(0.65)
9/30/2011	16.99	0.53	(0.28)	0.25	(0.72)	—	(0.72)
9/30/2010	16.09	0.55	0.92	1.47	(0.57)	—	(0.57)
9/30/2009	14.42	0.67	1.89	2.56	(0.89)	—	(0.89)
9/30/2008	15.83	0.70	(1.30)	(0.60)	(0.81)	—	(0.81)

Retail Class
9/30/2012	16.37	0.40	1.04	1.44	(0.61)	—	(0.61)
9/30/2011	16.84	0.48	(0.28)	0.20	(0.67)	—	(0.67)
9/30/2010	15.96	0.49	0.91	1.40	(0.52)	—	(0.52)
9/30/2009	14.31	0.62	1.88	2.50	(0.85)	—	(0.85)
9/30/2008	15.71	0.64	(1.29)	(0.65)	(0.75)	—	(0.75)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Effective June 2, 2008, redemption fees were eliminated.
(g)	Includes fee/expense recovery of 0.01%.
(h)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

75  |

					Ratios to Average Net Assets:
Redemption fees(b)		Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)		Gross expenses (%)(e)		Net investment income (%)(e)	Portfolio turnover rate (%)

$—		$14.83	15.79	$1,134,935	0.57		0.57		5.10	17
—		13.69	3.01	881,269	0.58		0.58		5.14	26
—		14.12	15.38	806,138	0.58		0.58		5.83	22
—		12.94	19.55	761,955	0.58		0.58		7.11	29
—		12.15	(9.42)	624,486	0.58		0.58		6.43	30

$—		$17.36	9.45	$1,629,719	0.72		0.72		2.64	102
—		16.52	1.23	1,353,993	0.67		0.67		3.15	84
—		16.99	9.46	1,285,095	0.66		0.66		3.41	100
—		16.09	19.19	1,032,465	0.68		0.68		4.76	75
0.00	(f)	14.42	(4.14)	1,157,175	0.64		0.64		4.36	60

—		17.20	9.20	995,211	0.97		0.97		2.43	102
—		16.37	0.94	978,241	0.97		0.97		2.84	84
—		16.84	9.05	1,026,809	1.00	(g)	1.00	(g)	3.08	100
—		15.96	18.81	918,742	1.00		1.02		4.46	75
0.00	(f)	14.31	(4.45)	1,073,466	1.00	(h)	1.00	(h)	4.02	60

See accompanying notes to financial statements.

|  76

Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(b)	Total distributions
INFLATION PROTECTED SECURITIES FUND

Institutional Class
9/30/2012	$11.58	$0.11	(f)	$0.92	$1.03	$(0.28)	$(0.15)	$(0.43)
9/30/2011	11.10	0.46		0.55	1.01	(0.53)	—	(0.53)
9/30/2010	10.46	0.31		0.67	0.98	(0.34)	—	(0.34)
9/30/2009	9.86	0.09	(g)	0.61	0.70	(0.10)	—	(0.10)
9/30/2008	10.31	0.73		(0.43)	0.30	(0.75)	—	(0.75)

Retail Class
9/30/2012	11.56	0.04	(f)	0.96	1.00	(0.26)	(0.15)	(0.41)
9/30/2011	11.09	0.35		0.63	0.98	(0.51)	—	(0.51)
9/30/2010*	10.71	0.04		0.44	0.48	(0.10)	—	(0.10)

INSTITUTIONAL HIGH INCOME FUND

Institutional Class
9/30/2012	$7.15	$0.46		$0.75	$1.21	$(0.45)	$(0.17)	$(0.62)
9/30/2011	8.08	0.50		(0.51)	(0.01)	(0.59)	(0.33)	(0.92)
9/30/2010	7.40	0.54		0.66	1.20	(0.52)	(0.00)	(0.52)
9/30/2009	6.87	0.57		0.54	1.11	(0.49)	(0.09)	(0.58)
9/30/2008	8.45	0.60		(1.52)	(0.92)	(0.51)	(0.15)	(0.66)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Net investment income is low relative to past years due to lower inflation and a low interest rate/yield environment.
(g)	Includes income reductions resulting from principal deflation adjustments during the period in the amount of $0.14 per share and 1.44% of average net assets. See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

77  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(c)	Net assets, end of the period (000’s)	Net expenses (%)(d)(e)	Gross expenses (%)(e)	Net investment income (%)(e)		Portfolio turnover rate (%)

$12.18	9.01	$23,771	0.40	0.85	0.95	(f)	166
11.58	9.36	33,880	0.40	1.08	4.04		20
11.10	9.58	13,240	0.40	1.22	2.88		39
10.46	7.21	13,976	0.40	1.11	0.88	(g)	12
9.86	2.64	16,033	0.40	0.95	6.85		22

12.15	8.71	3,169	0.65	1.23	0.35	(f)	166
11.56	9.14	1,923	0.65	1.31	3.09		20
11.09	4.47	75	0.65	2.36	1.12		39

$7.74	18.37	$652,767	0.68	0.68	6.30		21
7.15	(0.43)	429,621	0.69	0.69	6.37		25
8.08	17.06	383,693	0.71	0.71	7.08		21
7.40	20.82	458,516	0.72	0.72	9.54		37
6.87	(11.70)	214,201	0.72	0.72	7.70		35

See accompanying notes to financial statements.

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Financial Highlights – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
INTERMEDIATE DURATION BOND FUND

Institutional Class
9/30/2012	$10.54	$0.22	$0.40	$0.62	$(0.28)	$(0.08)	$(0.36)
9/30/2011	10.57	0.30	0.04	0.34	(0.37)	—	(0.37)
9/30/2010	9.95	0.38	0.66	1.04	(0.42)	—	(0.42)
9/30/2009	8.95	0.48	0.98	1.46	(0.46)	—	(0.46)
9/30/2008	9.47	0.47	(0.50)	(0.03)	(0.49)	—	(0.49)

Retail Class
9/30/2012	10.55	0.20	0.39	0.59	(0.26)	(0.08)	(0.34)
9/30/2011	10.58	0.27	0.04	0.31	(0.34)	—	(0.34)
9/30/2010*	10.21	0.09	0.41	0.50	(0.13)	—	(0.13)

INVESTMENT GRADE FIXED INCOME FUND

Institutional Class
9/30/2012	$12.52	$0.56	$0.97	$1.53	$(0.66)	$(0.18)	$(0.84)
9/30/2011	13.44	0.65	(0.17)	0.48	(0.76)	(0.64)	(1.40)
9/30/2010	12.39	0.68	1.07	1.75	(0.70)	—	(0.70)
9/30/2009	11.36	0.67	1.31	1.98	(0.81)	(0.14)	(0.95)
9/30/2008	12.96	0.76	(1.47)	(0.71)	(0.89)	—	(0.89)

*	From commencement of Class operations on May 28, 2010 through September 30, 2010.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(c)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

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			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)(d)	Gross expenses (%)(d)	Net investment income (%)(d)	Portfolio turnover rate (%)

$10.80	6.06	$75,588	0.40	0.51	2.12	82
10.54	3.26	58,471	0.40	0.57	2.83	83
10.57	10.67	36,959	0.40	0.73	3.75	43
9.95	16.99	28,027	0.40	0.68	5.24	52
8.95	(0.46)	32,748	0.40	0.59	5.00	65

10.80	5.69	3,084	0.65	0.84	1.91	82
10.55	3.00	1,704	0.65	0.94	2.60	83
10.58	4.89	82	0.65	1.61	2.66	43

$13.21	12.78	$690,693	0.48	0.48	4.44	19
12.52	3.82	452,310	0.49	0.49	5.03	17
13.44	14.59	473,199	0.48	0.48	5.29	24
12.39	19.35	525,504	0.49	0.49	6.10	22
11.36	(6.00)	277,863	0.50	0.50	5.98	32

See accompanying notes to financial statements.

|  80

Notes To Financial Statements

September 30, 2012

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund also offer Retail Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Credit default swap agreements and options on interest rate swaps (“interest rate swaptions”) are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

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Notes To Financial Statements – continued

September 30, 2012

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

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f.  Swaptions. Certain funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked to market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

Over-the-counter interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

g.  Swap Agreements. The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

The notional amounts of credit default swaps are not recorded in the financial statements. Credit default swaps are marked-to-market daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Operations as realized gain or loss when received or paid. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Credit default swaps are privately negotiated and traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. The Funds cover their net obligations under outstanding credit default swaps by segregating or earmarking liquid assets or cash.

No credit default swaps were held by the Funds during the year ended September 30, 2012.

h.  Due to Brokers. Transactions and positions in certain futures and forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. Due to brokers’ balances in the Statements of Assets and Liabilities for Global Bond Fund represent securities received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash and/or securities held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax

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September 30, 2012

positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, foreign currency transactions, defaulted bond adjustments, paydown gains and losses, premium amortization, preferred securities adjustment, adjustments to inflation-protected securities redemption in-kind adjustments, contingent payment debt instruments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency and futures contracts mark to market, defaulted bond interest, preferred securities adjustment, Non-REIT return of capital outstanding, REIT basis adjustments, adjustments to inflation-protected securities and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 was as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Fixed Income Fund	$55,065,901	$3,493,626	$58,559,527	$48,778,586	$—	$48,778,586
Global Bond Fund	85,380,874	—	85,380,874	96,991,654	—	96,991,654
Inflation Protected Securities Fund	667,705	377,716	1,045,421	914,044	—	914,044
Institutional High Income Fund	31,678,976	10,793,310	42,472,286	43,588,875	906,193	44,495,068
Intermediate Duration Bond Fund	2,037,713	399,664	2,437,377	1,936,498	—	1,936,498
Investment Grade Fixed Income Fund	28,948,628	6,444,842	35,393,470	33,639,027	12,045,911	45,684,938

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$46,121,674	$348,475	$715,526	$30,980,846	$794,923	$3,041,440
Undistributed long-term capital gains	2,293,917	—	993,056	1,399,402	423,758	4,339,904

Total undistributed earnings	48,415,591	348,475	1,708,582	32,380,248	1,218,681	7,381,344

Capital loss carryforward: Short-term:
Expires September 30, 2018	—	(17,796,221)	—	—	—	—

Total capital loss carryforward	—	(17,796,221)	—	—	—	—

Unrealized appreciation	116,872,699	143,609,471	673,762	60,096,185	2,341,711	74,837,972

Total accumulated earnings	$165,288,290	$126,161,725	$2,382,344	$92,476,433	$3,560,392	$82,219,316

Capital loss carryforward utilized in the current year	$—	$28,762,739	$399,625	$—	$—	$—

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Notes To Financial Statements – continued

September 30, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

k.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

l.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

m.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012, none of the Funds had loaned securities under this agreement.

n.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

o.  New Accounting Pronouncement. In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.   Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

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September 30, 2012

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid quotations may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid quotations for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid quotations may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012 , at value:

Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$103,042,939	$12,059,081	(b)	$115,102,020
Electric	—	45,705,111	791,000	(c)	46,496,111
Non-Captive Consumer	753,178	30,325,390	—		31,078,568
Transportation Services	—	1,635,684	2,131,250	(b)	3,766,934
All Other Non-Convertible Bonds(a)	—	699,994,838	—		699,994,838

Total Non-Convertible Bonds	753,178	880,703,962	14,981,331		896,438,471

Convertible Bonds(a)	—	85,196,084	—		85,196,084
Municipals(a)	—	7,131,129	—		7,131,129

Total Bonds and Notes	753,178	973,031,175	14,981,331		988,765,684

Senior Loans(a)	—	310,211	—		310,211
Preferred Stocks
Convertible Preferred Stocks
Banking	3,099,960	3,651,167	—		6,751,127
Construction Machinery	—	924,316	—		924,316
All Other Convertible Preferred Stocks(a)	19,867,778	—	—		19,867,778

Total Convertible Preferred Stocks	22,967,738	4,575,483	—		27,543,221

Non-Convertible Preferred Stocks
Electric	433,142	308,667	—		741,809
Government Sponsored	—	3,150,938	—		3,150,938
Non-Captive Diversified	—	2,405,090	—		2,405,090
All Other Non-Convertible Preferred Stocks(a)	1,982,612	—	—		1,982,612

Total Non-Convertible Preferred Stocks	2,415,754	5,864,695	—		8,280,449

Total Preferred Stocks	25,383,492	10,440,178	—		35,823,670

Common Stocks(a)	52,383,579	—	—		52,383,579
Short-Term Investments	—	47,349,494	—		47,349,494

Total	$78,520,249	$1,031,131,058	$14,981,331		$1,124,632,638

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid quotations.

(c) Fair valued by the Fund’s investment adviser.

|  86

Notes To Financial Statements – continued

September 30, 2012

A preferred stock valued at $1,207,960 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Australia	$—	$28,685,917	$28,397,706	(b)	$57,083,623
Canada	—	191,389,014	4,873,164	(b)	196,262,178
United States	—	706,384,797	5,002,750	(b)	711,387,547
All Other Non-Convertible Bonds(a)	—	1,536,128,138	—		1,536,128,138

Total Non-Convertible Bonds	—	2,462,587,866	38,273,620		2,500,861,486

Convertible Bonds(a)	—	4,201,571	—		4,201,571
Municipals(a)	—	5,049,313	—		5,049,313

Total Bonds and Notes	—	2,471,838,750	38,273,620		2,510,112,370

Preferred Stocks(a)	8,278,240	—	—		8,278,240
Short-Term Investments	—	207,310,944	—		207,310,944

Total Investments	8,278,240	2,679,149,694	38,273,620		2,725,701,554

Forward Foreign Currency Contracts (unrealized appreciation)	—	1,730,805	—		1,730,805
Futures Contracts (unrealized appreciation)	80,344	—	—		80,344

Total	$8,358,584	$2,680,880,499	$38,273,620		$2,727,512,703

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(1,687,567)	$—	$(1,687,567)
Futures Contracts (unrealized depreciation)	(531,057)	—	—	(531,057)

Total	$(531,057)	$(1,687,567)	$—	$(2,218,624)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid quotations.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

Inflation Protected Securities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$24,808,758	$—	$24,808,758
Preferred Stocks(a)	117,810	—	—	117,810
Purchased Options(a)	—	1,096,292	—	1,096,292
Short-Term Investments	—	2,101,560	—	2,101,560

Total	$117,810	$28,006,610	$—	$28,124,420

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(710,832)	$—	$(710,832)
Futures Contracts (unrealized depreciation)	(740)	—	—	(740)

Total	$(740)	$(710,832)	$—	$(711,572)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

87  |

Notes To Financial Statements – continued

September 30, 2012

Institutional High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$32,582,451	$3,846,651	(c)	$36,429,102
Transportation Services	—	3,125,188	2,800,463	(c)	5,925,651
All Other Non-Convertible Bonds(a)	—	402,012,953	—		402,012,953

Total Non-Convertible Bonds	—	437,720,592	6,647,114		444,367,706

Convertible Bonds(a)	—	92,397,238	—		92,397,238
Municipals(a)	—	669,125	—		669,125

Total Bonds and Notes	—	530,786,955	6,647,114		537,434,069

Senior Loans(a)	—	10,864,582	—		10,864,582
Common Stocks(a)	58,439,834	—	—		58,439,834
Preferred Stocks
Convertible Preferred Stocks(a)	12,508,400	830,650	—		13,339,050
Non-Convertible Preferred Stocks(a)	2,960,901	3,885,002	—		6,845,903

Total Preferred Stocks	15,469,301	4,715,652	—		20,184,953

Warrants(b)	—	—	—		—
Short-Term Investments	—	1,595,512	—		1,595,512

Total	$73,909,135	$547,962,701	$6,647,114		$628,518,950

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

(c) Valued using broker-dealer bid quotations.

A preferred stock valued at $573,120 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Commercial Mortgage-Backed Securities	$—	$4,878,820	$573,987	$5,452,807
All Other Bonds and Notes(a)	—	70,098,946	—	70,098,946

Total Bonds and Notes	—	74,977,766	573,987	75,551,753

Short-Term Investments	—	1,942,455	—	1,942,455

Total	$—	$76,920,221	$573,987	$77,494,208

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2012, there were no transfers between Levels 1, 2 and 3.

|  88

Notes To Financial Statements – continued

September 30, 2012

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$74,306,534	$3,974,306	$78,280,840
Transportation Services	—	2,666,763	85,250	2,752,013
All Other Non-Convertible Bonds(a)	—	479,364,873	—	479,364,873

Total Non-Convertible Bonds	—	556,338,170	4,059,556	560,397,726

Convertible Bonds(a)	—	22,461,150	—	22,461,150
Municipals(a)	—	4,415,741	—	4,415,741

Total Bonds and Notes	—	583,215,061	4,059,556	587,274,617

Senior Loans(a)	—	2,983,187	—	2,983,187
Common Stocks(a)	20,895,549	—	—	20,895,549
Preferred Stocks
Convertible Preferred Stocks
Banking	1,024,600	1,637,500	—	2,662,100
Pipelines	1,128,914	—	—	1,128,914

Total Convertible Preferred Stocks	2,153,514	1,637,500	—	3,791,014

Non-Convertible Preferred Stocks
Electric	307,520	1,098	—	308,618
Government Sponsored	—	3,150,938	—	3,150,938
Non-Captive Diversified	—	150,610	—	150,610

Total Non-Convertible Preferred Stocks	307,520	3,302,646	—	3,610,166

Total Preferred Stocks	2,461,034	4,940,146	—	7,401,180

Short-Term Investments	—	71,816,613	—	71,816,613

Total	$23,356,583	$662,955,007	$4,059,556	$690,371,146

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $10,578 was transferred from Level 2 to Level 1 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available; at September 30, 2012, this security was valued at market price in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$—	$908,000	$11,151,081	$—	$—	$—	$12,059,081	$908,000
Electric	—	—	—	(416,520)	—	—	1,207,520	—	791,000	(416,520)
Transportation Services	—	19,824	—	511,426	—	—	1,600,000	—	2,131,250	511,426
Treasuries	55,017	1,488	(68,596)	43,055	—	(30,964)	—	—	—	—
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	672,600	—	—	—	—	—	—	(672,600)	—	—

Total	$727,617	$21,312	$(68,596)	$1,045,961	$11,151,081	$(30,964)	$2,807,520	$(672,600)	$14,981,331	$1,002,906

89  |

Notes To Financial Statements – continued

September 30, 2012

A preferred stock valued at $672,600 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $1,600,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $1,207,520 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Global Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Australia	$25,602,840	$430,070	$266,557	$4,543,951	$—	$(2,445,712)	$—	$—	$28,397,706	$4,649,533
Canada	4,973,757	—	2,895	364,841	—	(468,329)	—	—	4,873,164	355,558
Supranationals	10,487,450	5,431	(1,604,887)	640,526	—	(9,528,520)	—	—	—	—
United States	—	—	—	3,620	4,999,130	—	—	—	5,002,750	3,620

Total	$41,064,047	$435,501	$(1,335,435)	$5,552,938	$4,999,130	$(12,442,561)	$—	$—	$38,273,620	$5,008,711

Institutional High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$—	$289,637	$3,557,014	$—	$—	$—	$3,846,651	$289,637
Consumer Cyclical Services	73,350	—	—	—	—	—	—	(73,350)	—	—
Technology	347,500	19,868	(794,781)	882,838	—	(455,425)	—	—	—	—
Transportation Services	—	32,147	—	664,416	385,500	—	1,718,400	—	2,800,463	664,416
Treasuries	27,508	744	(34,299)	21,528	—	(15,481)	—	—	—	—
Preferred Stocks
Convertible Preferred Stocks
Electric	186,750	—	77,422	12,328	621,000	(897,500)	—	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	268,800	—	—	—	—	—	—	(268,800)	—	—

Total	$903,908	$52,759	$(751,658)	$1,870,747	$4,563,514	$(1,368,406)	$1,718,400	$(342,150)	$6,647,114	$954,053

|  90

Notes To Financial Statements – continued

September 30, 2012

A debt security ($73,350) and a preferred stock ($268,800) valued at $342,150 were transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $1,718,400 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Commercial Mortgage-Backed Securities	$—	$—	$—	$5,118	$568,869	$—	$—	$—	$573,987	$5,118

Investment Grade Fixed Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$—	$299,249	$3,675,057	$—	$—	$—	$3,974,306	$299,249
Transportation Services	—	411	—	20,839	—	—	64,000	—	85,250	20,839
Treasuries	27,508	744	(34,299)	21,528	—	(15,481)	—	—	—	—
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	96,600	—	—	—	—	—	—	(96,600)	—	—

Total	$124,108	$1,155	$(34,299)	$341,616	$3,675,057	$(15,481)	$64,000	$(96,600)	$4,059,556	$320,088

A preferred stock valued at $96,600 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $64,000 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that certain Funds used during the period include forward foreign currency contracts, futures contracts and swaptions.

91  |

Notes To Financial Statements – continued

September 30, 2012

Global Bond Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2012, Global Bond Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

Global Bond Fund and Inflation Protected Securities Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts and interest rate swaptions to hedge against changes in interest rates and may also use futures contracts to manage their duration without having to buy or sell portfolio securities. During the year ended September 30, 2012, Global Bond Fund and Inflation Protected Securities Fund used futures contracts to manage duration and Inflation Protected Securities Fund used interest rate swaptions to hedge against changes in interest rates.

Global Bond Fund and Inflation Protected Securities Fund are party to agreements with counterparties that govern transactions in forward foreign currency contracts and interest rate swaptions. These agreements contain credit-risk-related contingent features that allow the counterparties to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such features were to be triggered, the counterparties could request immediate settlement of open contracts at current fair value. As of September 30, 2012, the fair value of derivative positions (including open trades) subject to credit-risk-related contingent features that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:

Fund	Counterparty	Derivatives	Collateral Pledged
Global Bond Fund	Barclays Bank PLC	$(148,022)	$917,825
	UBS AG	(166,517)	357,711
Inflation Protected Securities Fund	Citibank, N.A.	(11,940)	—

Forward foreign currency contracts and interest rate swaptions are subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the contracts. The Funds have mitigated this risk by entering into master netting agreements with counterparties that allow the Fund and the counterparty to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. The maximum amount of loss that the Funds would incur if counterparties failed to meet their obligations, and the amount of loss that the Funds would incur after taking into account master netting arrangements are as follows as of September 30, 2012:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Bond Fund	$1,730,805	$357,777
Inflation Protected Securities Fund	56,792	—

These amounts do not take into account the value of collateral received by Global Bond Fund in the amount of $193,798. The Fund generally receives U.S. government and agency securities as collateral. Collateral is valued in accordance with the Fund’s valuation policies and is recorded on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. Collateral is posted based on the requirements established under International Swaps and Derivatives Association (“ISDA”) agreements negotiated between each Fund and the derivative counterparties. The risk of loss to a Fund from counterparty default should be limited to the extent a Fund is undercollateralized; however, final settlement of a Fund’s claim against any collateral received may be subject to bankruptcy court proceedings.

The following is a summary of derivative instruments for Global Bond Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts
Assets
Unrealized appreciation on forward foreign currency contracts	$—	$1,730,805
Unrealized appreciation on futures contracts*	80,344	—
Liabilities
Unrealized depreciation on forward foreign currency contracts	—	(1,687,567)
Unrealized depreciation on futures contracts*	(531,057)	—

* Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

|  92

Notes To Financial Statements – continued

September 30, 2012

Transactions in derivative instruments for Global Bond Fund during the year ended September 30, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts	Foreign Exchange Contracts
Net Realized Gain (Loss) on:
Foreign currency transactions*	$—	$(6,130,306)
Futures contracts	(6,149,178)	—
Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations*	—	6,726,881
Futures contracts	1,559,988	—

* Represents realized loss and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period.

The following is a summary of derivative instruments for Inflation Protected Securities Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts
Assets
Investments at value*	$1,096,292
Liabilities
Options written, at value	(710,832)
Unrealized depreciation on futures contracts**	(740)

*   Represents purchased options, at value.

** Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Inflation Protected Securities Fund during the year ended September 30, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(11,309)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	56,792
Futures contracts	(740)
Options written	(68,732)

* Represents change in unrealized appreciation (depreciation) for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and future contract activity, as a percentage of net assets, for Global Bond Fund and Inflation Protected Securities Fund, based on gross month-end notional amounts outstanding during the period including long and short positions, at absolute value, was as follows for the year ended September 30, 2012:

Global Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	13.39%	7.11%
Highest Notional Amount Outstanding	19.06%	7.67%
Lowest Notional Amount Outstanding	9.67%	5.15%
Notional Amount Outstanding as of September 30, 2012	9.67%	5.15%

Inflation Protected Securities Fund	Futures
Average Notional Amount Outstanding	0.10%
Highest Notional Amount Outstanding	1.39%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2012	1.39%

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Notes To Financial Statements – continued

September 30, 2012

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

The volume of interest rate swaption activity, as a percentage of net assets, for Inflation Protected Securities Fund, based on average premiums paid or received during the period including long and short positions, at absolute value, was as follows for the year ended September 30, 2012:

Inflation Protected Securities Fund	Interest Rate Swap Call Options Written	Interest Rate Swap Put Options Written	Interest Rate Swap Call Options Purchased	Interest Rate Swap Put Options Purchased
Average Premium Paid/Received	0.05%	0.13%	0.22%	0.07%
Highest Premium Paid/Received	0.61%	1.77%	2.98%	0.87%
Lowest Premium Paid/Received	0.00%	0.00%	0.00%	0.00%
Premium Paid/Received as of September 30, 2012	0.61%	1.77%	2.98%	0.87%

The following is a summary of Inflation Protected Securities Fund’s written option activity:

	Notional Amount	Premiums
Options written	$128,000,000	$642,100
Options terminated in closing purchase transactions	—	—

Outstanding at 9/30/2012	$128,000,000	$642,100

5.  Purchases and Sales of Securities. For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Fixed Income Fund	$53,075,786	$18,616,578	$274,774,218	$137,817,300
Global Bond Fund	1,239,579,550	922,108,913	1,193,427,275	1,380,852,410
Inflation Protected Securities Fund	41,700,380	49,999,398	1,890,934	2,473,487
Institutional High Income Fund	16,305,501	16,757,840	253,159,385	98,644,797
Intermediate Duration Bond Fund	35,284,125	31,917,757	36,864,650	25,214,526
Investment Grade Fixed Income Fund	90,704,330	41,940,428	165,284,768	55,517,275

6.  Management Fees and Other Transactions with Affiliates.

a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2012, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Over $2 Billion
Fixed Income Fund	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%
Intermediate Duration Bond Fund	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense. These undertakings are in effect until January 31, 2013 and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

|  94

Notes To Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class
Fixed Income Fund	0.65%	—
Global Bond Fund	0.75%	1.00%
Inflation Protected Securities Fund	0.40%	0.65%
Institutional High Income Fund	0.75%	—
Intermediate Duration Bond Fund	0.40%	0.65%
Investment Grade Fixed Income Fund	0.55%	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2012, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Fixed Income Fund	$5,032,244	$—	$5,032,244	0.50%	0.50%
Global Bond Fund	12,559,060	—	12,559,060	0.54%	0.54%
Inflation Protected Securities Fund	69,777	69,777	—	0.25%	0.00%
Institutional High Income Fund	3,450,556	—	3,450,556	0.60%	0.60%
Intermediate Duration Bond Fund	181,648	71,950	109,698	0.25%	0.15%
Investment Grade Fixed Income Fund	2,279,998	—	2,279,998	0.40%	0.40%

1 Management fee waivers are subject to possible recovery until September 30, 2013.

For the year ended September 30, 2012, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Retail Class	Total
Inflation Protected Securities Fund	$6,274	$3,576	$9,850
Intermediate Duration Bond Fund	4,617	3,267	7,884

In addition, the investment adviser reimbursed non-class-specific expenses of Inflation Protected Securities Fund in the amount of $49,096 for the year ended September 30, 20122.

2 Expense reimbursements are subject to possible recovery until September 30, 2013.

No expenses were recovered for any of the Funds during the year ended September 30, 2012 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, Global Bond Fund, Inflation Protected Securities Fund and Intermediate Duration Bond Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Notes To Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, the distribution fees for each Fund were as follows:

Distribution Fees
Fund	Retail Class
Global Bond Fund	$2,433,025
Inflation Protected Securities Fund	5,943
Intermediate Duration Bond Fund	8,945

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Fixed Income Fund	$458,381
Global Bond Fund	1,059,316
Inflation Protected Securities Fund	12,742
Institutional High Income Fund	261,786
Intermediate Duration Bond Fund	33,105
Investment Grade Fixed Income Fund	259,427

d.  Sub-Transfer Agent Fees. NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$1,343,265	$895,487
Inflation Protected Securities Fund	10,562	2,083
Institutional High Income Fund	5,498	—
Intermediate Duration Bond Fund	2,500	717
Investment Grade Fixed Income Fund	30	—

As of September 30, 2012, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees:

	Reimbursements of Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class
Global Bond Fund	$46,907	$11,134
Inflation Protected Securities Fund	118	33
Institutional High Income Fund	68	—
Intermediate Duration Bond Fund	33	13

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Notes To Financial Statements – continued

September 30, 2012

As of September 30, 2012, NGAM Distribution owes the Fund the following for overpayments of sub-transfer agent fees:

Overpayments of Sub-Transfer Agent Fees
Fund	Institutional Class
Investment Grade Fixed Income Fund	$6

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2012, Loomis Sayles owned shares equating to 12.66% of Inflation Protected Securities Fund’s net assets and the Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of net assets:

Fund	Retirement Plan
Global Bond Fund	0.37%
Inflation Protected Securities Fund	13.43%
Institutional High Income Fund	2.01%
Intermediate Duration Bond Fund	1.39%

Investment activities of affiliated shareholders could have material impacts on the Funds.

7.  Class-Specific Expenses. For the year ended, September 30, 2012, the class-specific transfer agent fees and expenses (including sub-transfer agent fees) for each Fund were as follows:

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class
Fixed Income Fund	$5,126	$—
Global Bond Fund	1,388,154	986,768
Inflation Protected Securities Fund	12,545	3,576
Institutional High Income Fund	11,425	—
Intermediate Duration Bond Fund	4,617	3,538
Investment Grade Fixed Income Fund	3,190	—

8.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

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Notes To Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, none of the Funds had borrowings under these agreements.

9.  Concentration of Risk. Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

10.   Concentration of Ownership. From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, certain Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Non- Affiliated Shareholders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Fixed Income Fund	4	24.17%	—	24.17%
Global Bond Fund	1	11.15%	—	11.15%
Inflation Protected Securities Fund	1	21.66%	26.09%	47.75%
Institutional High Income Fund	1	5.08%	—	5.08%
Intermediate Duration Bond Fund	5	65.58%	—	65.58%
Investment Grade Fixed Income Fund	3	36.36%	—	36.36%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Fixed Income Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	15,044,035	$211,308,493	13,546,359	$191,418,231
Issued in connection with the reinvestment of distributions	3,792,125	49,183,861	3,122,786	41,814,110
Redeemed	(6,671,466)	(92,820,768)	(9,382,927)	(131,799,388)

Increase (decrease) from capital share transactions	12,164,694	$167,671,586	7,286,218	$101,432,953

	Global Bond Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	38,032,479	$638,830,194	25,151,575	$427,774,766
Issued in connection with the reinvestment of distributions	2,684,824	44,754,190	3,095,427	52,205,920
Redeemed	(15,901,783)	(266,645,544)	(21,912,559)	(369,610,748)
Redeemed in-kind (Note 12)	(12,917,122)	(217,911,853)	—	—

Net change	11,898,398	$199,026,987	6,334,443	$110,369,938

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	12,729,562	$212,173,846	18,868,453	$317,959,706
Issued in connection with the reinvestment of distributions	2,104,913	34,700,358	2,259,522	37,747,467
Redeemed	(16,726,919)	(278,317,233)	(22,325,827)	(374,418,178)

Net change	(1,892,444)	$(31,443,029)	(1,197,852)	$(18,711,005)

Increase (decrease) from capital share transactions	10,005,954	$167,583,958	5,136,591	$91,658,933

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Notes To Financial Statements – continued

September 30, 2012

11.  Capital Shares – continued

	Inflation Protected Securities Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,354,498	$16,025,604	2,220,810	$25,259,237
Issued in connection with the reinvestment of distributions	76,313	898,275	71,695	802,802
Redeemed	(2,405,935)	(28,264,420)	(558,915)	(6,259,047)

Net change	(975,124)	$(11,340,541)	1,733,590	$19,802,992

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	608,202	$7,272,762	187,412	$2,122,073
Issued in connection with the reinvestment of distributions	7,634	90,217	2,297	25,998
Redeemed	(521,302)	(6,157,001)	(30,197)	(349,251)

Net change	94,534	$1,205,978	159,512	$1,798,820

Increase (decrease) from capital share transactions	(880,590)	$(10,134,563)	1,893,102	$21,601,812

	Institutional High Income Fund

	Year Ended September 30, 2012		Year Ended September 30, 2012

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	26,212,406	$188,636,316	17,611,718	$137,196,965
Issued in connection with the reinvestment of distributions	5,682,363	37,958,187	5,108,876	37,652,413
Redeemed	(7,635,195)	(56,144,879)	(10,157,087)	(78,988,702)

Increase (decrease) from capital share transactions	24,259,574	$170,449,624	12,563,507	$95,860,676

	Intermediate Duration Bond Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,838,677	$30,026,780	3,921,646	$41,094,151
Issued in connection with the reinvestment of distributions	208,896	2,205,076	168,202	1,757,264
Redeemed	(1,592,404)	(16,920,401)	(2,038,767)	(21,305,663)

Net change	1,455,169	$15,311,455	2,051,081	$21,545,752

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	674,742	$7,101,771	214,017	$2,245,994
Issued in connection with the reinvestment of distributions	7,694	81,016	655	6,860
Redeemed	(558,347)	(5,895,724)	(61,001)	(633,873)

Net change	124,089	$1,287,063	153,671	$1,618,981

Increase (decrease) from capital share transactions	1,579,258	$16,598,518	2,204,752	$23,164,733

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Notes To Financial Statements – continued

September 30, 2012

11.  Capital Shares – continued

	Investment Grade Fixed Income Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	19,283,257	$244,362,694	7,739,370	$99,118,544
Issued in connection with the reinvestment of distributions	2,545,539	31,929,009	3,146,404	39,907,537
Redeemed	(5,664,721)	(72,596,168)	(9,966,294)	(131,250,890)

Increase (decrease) from capital share transactions	16,164,075	$203,695,535	919,480	$7,775,191

12.  Redemption In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Global Bond Fund realized a gain of $10,034,128 on redemptions in-kind during the year ended September 30, 2012. This amount is included in realized gain (loss) on the Statements of Operations.

|  100

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Fixed Income Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Institutional High Income Fund, Loomis Sayles Intermediate Duration Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

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2012 U.S. Tax Distribution Information To Shareholders (unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Fixed Income	5.46%
Institutional High Income	2.89%
Investment Grade Fixed Income	1.66%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2012, unless subsequently determined to be different.

Fund	Amount
Fixed Income	$3,493,626
Inflation Protected Securities	377,716
Institutional High Income	10,793,310
Intermediate Duration Bond	399,664
Investment Grade Fixed Income	6,444,842

Qualified Dividend Income. For the fiscal year ended September 30, 2012, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Fixed Income
Institutional High Income
Investment Grade Fixed Income

|  102

Trustee and Officer

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustee of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

105  |

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles Bond Fund

Annual Report

September 30, 2012

Portfolio Review	1
Portfolio of Investments	11
Financial Statements	39
Notes to Financial Statements	45

LOOMIS SAYLES BOND FUND

Portfolio review

Managers:

Matthew J. Eagan, CFA

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Symbols:

Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX

Objective:

High total investment return through a combination of current income and capital appreciation

Strategy:

The fund will invest primarily in fixed-income securities, including investing primarily in investment-grade fixed-income securities, although it may also invest up to 35% of its assets in below investment-grade fixed-income securities and up to 20% of its assets in equity securities such as common stocks and preferred stocks (with up to 10% of its assets in common stocks).

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a Portfolio Manager of the fund.

Market Conditions

Geopolitical events dominated the headlines during the 12-month period that ended September 30, 2012. The financial markets generally moved in concert with developments and setbacks tied to the European sovereign debt crisis and the nascent recovery in the United States. Domestic economic data turned somewhat positive but remained markedly weak, underscoring the fragility of the U.S. recovery. This, in conjunction with the potential for fresh volatility stemming from the upcoming presidential election and pending “fiscal cliff” of federal tax hikes and spending cuts, resulted in expectations for action from the Federal Reserve (the Fed). This anticipation and eventual Fed intervention generally supported the credit markets during the second half of the 12-month period. Meanwhile, after months of debate, the European Central Bank agreed to decisive policy steps to stabilize the ailing euro. This action helped ease investor fears and alleviate the volatility that had dominated the market.

Performance Results

For the 12 months ended September 30, 2012, Institutional Class shares of Loomis Sayles Bond Fund returned 14.52%. The fund outperformed its benchmark, the Barclays U.S. Government/Credit Bond Index, which returned 5.66% for the period.

Explanation of Fund Performance

The fund benefited from the heightened liquidity and elevated demand for yield prevalent during the 12-month period. In particular, out-of benchmark allocations drove the fund’s relative outperformance. For example, the fund’s non-U.S.-dollar-denominated holdings contributed the most to relative performance, as investors turned away from traditional “safe-haven” securities in their search for yield. The euro climbed markedly late in the period and was the overall winner among the fund’s foreign-currency-denominated issues. The New Zealand dollar, Australian dollar and

1  |

Canadian dollar also posted positive results. In addition, the fund’s exposure to high-yield securities benefitted from a robust new issuance market, supported by the Fed’s assurance that interest rates would remain low into 2015. Within high-yield the industrial sector contributed the most to returns, buoyed by strong showings from individual names, while financial and utility sectors also proved additive. Exposure to convertible securities also boosted performance. Convertibles trended alongside equities, which climbed at intervals throughout the 12-month period. Meanwhile, an underweight in U.S. Treasuries helped performance, as investors favored high-beta (higher risk/reward potential), high-yielding assets during much of the period.

The fund’s allocation to sovereign issues weighed on performance. This was largely due to poor showings from certain issues denominated in the fund’s currency laggards for the period. While many major currencies rallied versus the U.S. dollar, the Swiss franc, Indonesian rupiah and Norwegian krone faltered and detracted from returns. In addition, exposure to investment-grade utilities lagged, as the traditionally defensive sector was out of favor for much of the period.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. We believe desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider recent positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risks ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

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LOOMIS SAYLES BOND FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	10 years

Institutional Class (Inception 5/16/91)	14.52%	7.40%	10.72%
Retail Class (Inception 12/31/96)	14.25	7.08	10.41
Admin Class (Inception 1/2/98)	13.91	6.80	10.13

Comparative Performance
Barclays U.S. Government/Credit Bond Index(c)	5.66	6.63	5.39
Lipper BBB-Rated Funds Index(c)	10.77	7.30	6.56

Cumulative Performance(a)

September 30, 2002 through September 30, 2012(a)(b)

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Cumulative performance is shown for the Institutional Class. Performance of the Retail and Admin Classes would be lower, due to higher fees.
(b)	The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class.
(c)	See page 4 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

Lipper BBB-Rated Funds Index is an unmanaged index that tracks the average performance of the 30 largest BBB-rated funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis, Sayles & Company, L.P. at 800-633-3330; (ii) on the fund’s website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the fund voted proxies relating to portfolio securities during the 12 months ended June 30, 2012 is available on (i) the fund’s website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of fund shares shows the actual amount of fund expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

|  4

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,048.10	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.13

Retail Class
Actual	$1,000.00	$1,046.70	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65

Admin Class
Actual	$1,000.00	$1,045.40	$6.14
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

*   Expenses are equal to the Fund's annualized expense ratio: 0.62%, 0.92% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on the Loomis Sayles Bond Fund’s (the “Fund”) advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) the Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing

|  6

the Fund’s performance and fee differentials against peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against similarly categorized funds. The portfolio management team for the Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2012. The Agreement was continued for a one-year period for the Fund. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources, if any.

The Trustees considered not only the advisory services provided by the Adviser to the Fund, but also the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of similarly categorized funds and the Fund’s respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. The Trustees noted that the Fund had performance that lagged

7  |

that of a relevant category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent and long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of its peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund, as well as the need for the Adviser to offer competitive compensation and to expend additional resources as the Fund grows in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that the Fund currently has an expense cap in place, and the Trustees considered that the current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Fund, the expense levels

|  8

of the Fund, whether the Adviser had implemented breakpoints and/or expense caps and the overall profit margin of the Adviser compared to other investment managers. The Trustees also noted management’s history of proposing additional advisory fee breakpoints as the Fund grew to substantially larger scale.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in its investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that the Fund had breakpoints in its advisory fees and it was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of the Fund.

•

Whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under a separate agreement covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also

9  |

considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2013.

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Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 85.4% of Net Assets

Non-Convertible Bonds – 77.6%

	ABS Car Loan – 0.0%
$5,917,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class B, 5.110%, 3/20/2017, 144A	$6,475,677

	Aerospace & Defense – 0.3%
1,510,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	1,619,560
13,664,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	13,937,280
5,200,000	Meccanica Holdings USA, Inc., 6.250%, 7/15/2019, 144A	4,901,088
13,363,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	10,950,230
16,780,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	14,849,109
6,995,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	5,840,825
7,145,000	Textron, Inc., 5.600%, 12/01/2017	7,914,367

		60,012,459

	Airlines – 1.9%
51,400,000	Air Canada, 10.125%, 8/01/2015, 144A, (CAD)	54,113,518
55,173	Continental Airlines Pass Through Trust, Series 1996-1, Class A, 6.940%, 4/15/2015	55,587
1,591,284	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	1,670,848
1,465,876	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	1,524,512
2,647,651	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	2,780,034
6,335,381	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	6,715,504
2,894,719	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	3,097,349
2,448,699	Continental Airlines Pass Through Trust, Series 2000-1, Class A-1, 8.048%, 5/01/2022	2,797,638
2,350,412	Continental Airlines Pass Through Trust, Series 2000-2, Class A-1, 7.707%, 10/02/2022	2,626,586
2,999,592	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	3,209,563
2,739,895	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	2,975,499
1,482,263	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	1,587,948
16,143,351	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	17,999,836
25,495,229	Continental Airlines Pass Through Trust, Series 2007-1, Class B, 6.903%, 10/19/2023	26,768,461
21,810,639	Continental Airlines Pass Through Trust, Series 2009-1, 9.000%, 1/08/2018	25,191,289

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Airlines – continued
$26,714,212	Continental Airlines Pass Through Trust, Series 2009-2, Class A, 7.250%, 5/10/2021	$30,520,987
5,915,000	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/22/2021	6,122,025
2,617,355	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	2,892,177
3,850,390	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	4,158,421
28,351,297	Delta Air Lines Pass Through Trust, Series 2007-1, Class C, 8.954%, 8/10/2014	29,096,936
2,496,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	2,620,800
3,170,729	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	3,345,119
20,350,919	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	21,598,430
2,000,000	Qantas Airways Ltd., 5.125%, 6/20/2013, 144A	2,026,152
40,565,000	Qantas Airways Ltd., 6.050%, 4/15/2016, 144A	41,846,773
23,985,822	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	25,065,184
12,216,567	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	14,079,593
24,484,438	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	25,096,549
18,800,060	US Airways Pass Through Trust, Series 2011-1A, Class A, 7.125%, 4/22/2025	20,492,065
20,905,000	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	22,107,038
10,803,000	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	11,127,090
8,520,000	US Airways Pass Through Trust, Series 2012-1C, Class C, 9.125%, 10/01/2015	8,647,800

		423,957,311

	Automotive – 1.6%
385,000	ArvinMeritor, Inc., 8.125%, 9/15/2015	404,250
3,700,000	Chrysler Group LLC/CG Co-Issuer, Inc., 8.250%, 6/15/2021	3,940,500
3,172,000	Cummins, Inc., 6.750%, 2/15/2027	3,972,534
6,550,000	FCE Bank PLC, EMTN, 7.125%, 1/15/2013, (EUR)	8,549,055
2,590,000	Ford Motor Co., 6.375%, 2/01/2029	2,820,484
2,611,000	Ford Motor Co., 6.500%, 8/01/2018	3,015,705
1,560,000	Ford Motor Co., 6.625%, 2/15/2028	1,686,933
64,950,000	Ford Motor Co., 6.625%, 10/01/2028	72,538,888
2,720,000	Ford Motor Co., 7.125%, 11/15/2025	3,073,600
122,204,000	Ford Motor Co., 7.450%, 7/16/2031	151,991,225
1,580,000	Ford Motor Co., 7.500%, 8/01/2026	1,820,950
55,235,000	Ford Motor Credit Co. LLC, 7.000%, 4/15/2015	61,863,200
7,040,000	Ford Motor Credit Co. LLC, 8.700%, 10/01/2014	7,991,477
8,755,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	9,280,300

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – continued
$6,041,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	$6,056,102
3,700,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	4,227,250
6,400,000	TRW Automotive, Inc., 8.875%, 12/01/2017, 144A	7,056,000

		350,288,453

	Banking – 9.5%
6,000,000	ABN Amro Bank NV, (fixed rate to 3/10/2016, variable rate thereafter), 4.310%, 3/29/2049, (EUR)	5,744,172
100,540,000	AgriBank FCB, 9.125%, 7/15/2019, 144A	133,428,142
33,073,000	Associates Corp. of North America, 6.950%, 11/01/2018	39,767,537
2,682,000	Bank of America Corp., 5.420%, 3/15/2017	2,899,103
1,400,000	Bank of America Corp., 5.490%, 3/15/2019	1,525,250
1,065,000	Bank of America Corp., 5.650%, 5/01/2018	1,214,287
7,290,000	Bank of America Corp., 6.000%, 9/01/2017	8,432,197
3,000,000	Bank of America Corp., MTN, 6.750%, 9/09/2013, (AUD)	3,185,752
33,133,000	Bank of America Corp., Series L, MTN, 7.625%, 6/01/2019	41,374,204
12,823,000	Bank of America NA, 5.300%, 3/15/2017	14,239,223
1,670,000	Barclays Bank PLC, (fixed rate to 12/15/2017, variable rate thereafter), 6.000%, 6/29/2049, (GBP)	1,928,151
87,880,000,000	Barclays Bank PLC, EMTN, 3.680%, 8/20/2015, (KRW)	80,946,777
16,060,000	Barclays Bank PLC, EMTN, (fixed rate to 3/15/2020, variable rate thereafter), 4.750%, 3/29/2049, (EUR)	12,475,610
3,260,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	3,690,388
12,028,000	BNP Paribas Capital Trust VI, (fixed rate to 1/16/2013, variable rate thereafter), 5.868%, 1/29/2049, (EUR)	15,003,700
27,100,000	BNP Paribas S.A., (fixed rate to 10/23/2017, variable rate thereafter), 7.436%, 10/29/2049, (GBP)	36,321,681
30,900,000	BNP Paribas S.A., (fixed rate to 4/12/2016, variable rate thereafter), 4.730%, 4/29/2049, (EUR)	33,751,831
23,400,000	BNP Paribas S.A., (fixed rate to 4/13/2017, variable rate thereafter), 5.019%, 4/29/2049, (EUR)	25,271,477
35,950,000	BNP Paribas S.A., (fixed rate to 4/19/2016, variable rate thereafter), 5.945%, 4/29/2049, (GBP)	42,668,246
22,200,000	BNP Paribas S.A., (fixed rate to 6/25/2037, variable rate thereafter), 7.195%, 6/29/2049, 144A	20,990,100
31,050,000	BNP Paribas S.A., (fixed rate to 6/29/2015, variable rate thereafter), 5.186%, 6/29/2049, 144A	28,566,000
13,150,000	BNP Paribas S.A., (fixed rate to 7/13/2016, variable rate thereafter), 5.954%, 7/29/2049, (GBP)	17,412,381
42,420,000	Citigroup, Inc., 5.000%, 9/15/2014	44,741,222
5,900,000	Citigroup, Inc., 5.365%, 3/06/2036, (CAD)(b)	5,157,864
513,000	Citigroup, Inc., 5.850%, 12/11/2034	605,838
36,155,000	Citigroup, Inc., 5.875%, 2/22/2033	38,185,826
13,210,000	Citigroup, Inc., 6.000%, 10/31/2033	14,241,358
43,650,000	Citigroup, Inc., 6.125%, 5/15/2018	51,673,612

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$8,805,000	Citigroup, Inc., 6.125%, 8/25/2036	$9,560,927
39,930,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	33,981,590
72,120,000	Citigroup, Inc., 6.375%, 8/12/2014	78,482,282
4,900,000	Citigroup, Inc., EMTN, (fixed rate to 11/30/2012, variable rate thereafter), 3.625%, 11/30/2017, (EUR)	5,667,069
87,000,000	Citigroup, Inc., MTN, 5.500%, 10/15/2014	93,815,493
3,555,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 1/19/2017	3,773,313
20,760,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.875%, 2/08/2022	22,032,380
900,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	942,992
61,880,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	66,290,930
4,065,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	4,536,402
28,005,000	HBOS PLC, 6.000%, 11/01/2033, 144A	23,766,443
65,355,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	66,335,325
12,345,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	12,345,000
327,370,000,000	JPMorgan Chase & Co., EMTN, 7.070%, 3/22/2014, (IDR)	33,989,011
266,000,000,000	JPMorgan Chase Bank NA, 7.700%, 6/01/2016, 144A, (IDR)	29,207,189
14,000,000	Lloyds Banking Group PLC, (fixed rate to 10/01/2015, variable rate thereafter), 5.920%, 9/29/2049, 144A	9,240,000
4,745,000	Lloyds Banking Group PLC, (fixed rate to 5/21/2037, variable rate thereafter), 6.657%, 1/29/2049, 144A	3,890,900
83,493,000	Lloyds TSB Bank PLC, MTN, 6.500%, 9/14/2020, 144A	87,951,526
4,825,000	Merrill Lynch & Co., Inc., 5.700%, 5/02/2017	5,278,627
9,600,000	Merrill Lynch & Co., Inc., 6.050%, 5/16/2016	10,489,200
36,435,000	Merrill Lynch & Co., Inc., 6.110%, 1/29/2037	38,652,762
100,400,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	54,353,928
1,600,000	Merrill Lynch & Co., Inc., EMTN, 0.805%, 9/14/2018, (EUR)(c)	1,727,621
4,887,000	Merrill Lynch & Co., Inc., EMTN, 4.625%, 9/14/2018, (EUR)	6,248,638
8,660,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	10,375,667
3,600,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	3,711,661
1,970,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.400%, 8/28/2017	2,291,825
2,900,000	Morgan Stanley, 0.935%, 10/15/2015(c)	2,763,190
1,770,000	Morgan Stanley, 3.450%, 11/02/2015	1,813,815
6,270,000	Morgan Stanley, 3.800%, 4/29/2016	6,479,042
24,355,000	Morgan Stanley, 5.500%, 7/24/2020	26,296,240
4,100,000	Morgan Stanley, 5.750%, 1/25/2021	4,500,369
134,340,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	115,833,573
149,700,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	167,910,914
1,400,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	2,413,410
117,500,000	Morgan Stanley, GMTN, 7.625%, 3/03/2016, (AUD)	129,115,795
15,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	16,877,370
19,400,000	Morgan Stanley, MTN, 7.250%, 5/26/2015, (AUD)	20,947,487
9,600,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	10,487,798

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Banking – continued
$11,700,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	$13,442,598
18,000,000	Morgan Stanley, Series F, MTN, 0.905%, 10/18/2016(c)	16,728,642
7,795,000	Morgan Stanley, Series F, MTN, 5.950%, 12/28/2017	8,755,703
6,100,000	Morgan Stanley, Series G & H, GMTN, 5.125%, 11/30/2015, (GBP)	10,364,214
3,800,000	RBS Capital Trust A, 2.321%, 12/29/2049, (EUR)(c)	2,893,289
2,819,000	RBS Capital Trust C, (fixed rate to 1/12/2016, variable rate thereafter), 4.243%, 12/29/2049, (EUR)	2,137,308
4,680,000	RBS Capital Trust I, (fixed rate to 7/01/2013, variable rate thereafter), 4.709%, 12/29/2049	2,901,600
5,958,000	RBS Capital Trust II, (fixed rate to 1/03/2034, variable rate thereafter), 6.425%, 12/29/2049	4,885,560
3,060,000	RBS Capital Trust III, (fixed rate to 9/30/2014, variable rate thereafter), 5.512%, 9/29/2049	1,912,500
1,385,000	Royal Bank of Scotland Group PLC, 5.250%, 6/29/2049, (EUR)	1,112,371
22,591,000	Royal Bank of Scotland Group PLC, 5.500%, 11/29/2049, (EUR)	18,730,516
2,925,000	Royal Bank of Scotland Group PLC, (fixed rate to 9/29/2017, variable rate thereafter), 7.640%, 3/29/2049	2,391,188
1,300,000	Royal Bank of Scotland PLC (The), EMTN, 4.350%, 1/23/2017, (EUR)	1,587,765
11,450,000	Royal Bank of Scotland PLC (The), EMTN, 6.934%, 4/09/2018, (EUR)	14,972,621
3,200,000	Royal Bank of Scotland PLC (The), EMTN, (fixed rate to 9/22/2016, variable rate thereafter), 4.625%, 9/22/2021, (EUR)	3,562,158
950,000	Santander Financial Issuances Ltd., 7.250%, 11/01/2015	974,225
2,200,000	Santander International Debt SAU, EMTN, 4.000%, 3/27/2017, (EUR)	2,716,315
2,269,000	Santander Issuances SAU, 5.911%, 6/20/2016, 144A	2,234,965
1,800,000	Santander Issuances SAU, (fixed rate to 8/11/2014, variable rate thereafter), 6.500%, 8/11/2019, 144A	1,760,380
3,070,000	SG Capital Trust III, (fixed rate to 11/10/2013, variable rate thereafter), 5.419%, 11/29/2049, (EUR)	3,432,239
6,000,000	Societe Generale S.A., (fixed rate to 12/19/2017, variable rate thereafter), 6.999%, 12/29/2049, (EUR)	6,553,754
12,900,000	Societe Generale S.A., (fixed rate to 5/22/2013, variable rate thereafter), 7.756%, 5/29/2049, (EUR)	14,463,556
2,800,000	Societe Generale S.A., MTN, 5.200%, 4/15/2021, 144A	3,004,680

		2,091,337,780

	Brokerage – 0.7%
13,130,000	Jefferies Group, Inc., 3.875%, 11/09/2015	13,212,062
19,787,000	Jefferies Group, Inc., 5.125%, 4/13/2018	20,083,805
29,190,000	Jefferies Group, Inc., 6.250%, 1/15/2036	28,898,100
22,428,000	Jefferies Group, Inc., 6.450%, 6/08/2027	22,988,700
58,180,000	Jefferies Group, Inc., 6.875%, 4/15/2021	62,616,225

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Brokerage – continued
$3,580,000	Jefferies Group, Inc., 8.500%, 7/15/2019	$4,108,050

		151,906,942

	Building Materials – 1.0%
4,805,000	Masco Corp., 4.800%, 6/15/2015	5,060,991
3,285,000	Masco Corp., 5.850%, 3/15/2017	3,566,370
19,873,000	Masco Corp., 6.125%, 10/03/2016	21,873,039
15,272,000	Masco Corp., 6.500%, 8/15/2032	15,814,645
23,972,000	Masco Corp., 7.125%, 3/15/2020	27,287,711
9,733,000	Masco Corp., 7.750%, 8/01/2029	10,282,136
18,360,000	Owens Corning, Inc., 6.500%, 12/01/2016	20,616,738
51,180,000	Owens Corning, Inc., 7.000%, 12/01/2036	56,158,227
35,870,000	USG Corp., 6.300%, 11/15/2016	36,228,700
17,605,000	USG Corp., 9.750%, 1/15/2018	19,013,400

		215,901,957

	Chemicals – 0.4%
23,289,000	Hercules, Inc., 6.500%, 6/30/2029	21,309,435
2,915,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875%, 2/01/2018	2,995,163
6,795,000	Methanex Corp., 5.250%, 3/01/2022	7,259,112
10,565,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	11,258,888
31,054,000	Momentive Specialty Chemicals, Inc., 7.875%, 2/15/2023(b)	24,222,120
3,486,000	Momentive Specialty Chemicals, Inc., 8.375%, 4/15/2016(b)	3,137,400
11,305,000	Momentive Specialty Chemicals, Inc., 9.200%, 3/15/2021(b)	9,948,400

		80,130,518

	Collateralized Mortgage Obligations – 0.1%
23,860,086	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.690%, 4/25/2035(c)	24,098,305

	Commercial Mortgage-Backed Securities – 0.1%
11,810,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class AM, 5.869%, 9/15/2040	11,189,798

	Construction Machinery – 0.5%
60,172,000	Case New Holland, Inc., 7.750%, 9/01/2013	62,954,955
1,975,000	Joy Global, Inc., 6.625%, 11/15/2036	2,222,236
27,030,000	Toro Co., 6.625%, 5/01/2037(b)	28,766,029
6,815,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	7,462,425

		101,405,645

	Consumer Cyclical Services – 0.0%
1,000,000	ServiceMaster Co. (The), 7.100%, 3/01/2018	970,000
6,175,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	5,140,687
1,575,000	Western Union Co. (The), 6.200%, 6/21/2040	1,865,734

		7,976,421

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Consumer Products – 0.0%
$7,210,000	Snap-on, Inc., 6.700%, 3/01/2019	$8,723,783

	Distributors – 0.0%
3,805,000	ONEOK, Inc., 6.000%, 6/15/2035	4,161,353

	Diversified Manufacturing – 0.3%
1,435,000	Textron Financial Corp., 5.400%, 4/28/2013	1,472,086
550,000	Textron Financial Corp., Series E, MTN, 5.125%, 8/15/2014	578,319
19,900,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	25,697,795
23,658,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	43,651,041

		71,399,241

	Electric – 2.6%
4,875,000	AES Corp. (The), 7.750%, 3/01/2014	5,240,625
11,496,288	AES Ironwood LLC, 8.857%, 11/30/2025	13,220,732
1,234,082	AES Red Oak LLC, Series A, 8.540%, 11/30/2019	1,317,382
68,647,714	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	76,062,354
88,809,040	Bruce Mansfield Unit, 6.850%, 6/01/2034	94,445,750
3,977,308	CE Generation LLC, 7.416%, 12/15/2018	3,977,308
3,250,000	Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036	3,773,078
5,295,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(d)	3,004,912
11,835,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026(d)	6,627,600
3,504,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019(d)	1,979,760
12,530,000	Edison Mission Energy, 7.625%, 5/15/2027	6,421,625
64,585,000	EDP Finance BV, 4.900%, 10/01/2019, 144A	60,064,050
23,041,000	EDP Finance BV, 6.000%, 2/02/2018, 144A	22,999,987
4,150,000	EDP Finance BV, EMTN, 4.625%, 6/13/2016, (EUR)	5,132,971
2,750,000	EDP Finance BV, EMTN, 4.750%, 9/26/2016, (EUR)	3,392,602
250,000	EDP Finance BV, EMTN, 5.875%, 2/01/2016, (EUR)	320,301
3,700,000	EDP Finance BV, EMTN, 8.625%, 1/04/2024, (GBP)	6,017,776
9,663,000	Endesa S.A./Cayman Islands, 7.875%, 2/01/2027	11,930,925
15,000,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	13,488,120
800,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	775,167
7,425,000	Energy Future Holdings Corp., 10.000%, 1/15/2020	8,186,062
4,250,000	Enersis S.A., Cayman Islands, 7.400%, 12/01/2016	5,028,783
1,175,000	Iberdrola Finance Ireland Ltd., 3.800%, 9/11/2014, 144A	1,196,162
25,460,000	ITC Holdings Corp., 5.875%, 9/30/2016, 144A	29,266,983
23,245,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(b)(d)	3,021,850
178,554	Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018	183,770
23,535,000	Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.500%, 10/01/2020, 144A	18,416,137
70,980,000	TXU Corp., Series P, 5.550%, 11/15/2014	57,138,900
140,586,000	TXU Corp., Series Q, 6.500%, 11/15/2024	83,648,670
9,406,000	TXU Corp., Series R, 6.550%, 11/15/2034	5,126,270
9,175,000	White Pine Hydro LLC, 6.310%, 7/10/2017(b)(e)	7,248,250

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Electric – continued
$14,695,000	White Pine Hydro LLC, 6.960%, 7/10/2037(b)(e)	$9,551,750

		568,206,612

	Financial Other – 0.6%
71,260,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	72,642,444
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A	51,376,733

		124,019,177

	Food & Beverage – 0.0%
6,400,000	Viterra, Inc., 6.406%, 2/16/2021, 144A, (CAD)	7,124,630

	Gaming – 0.3%
1,625,000	MGM Resorts International, 6.625%, 7/15/2015	1,738,750
1,730,000	MGM Resorts International, 6.875%, 4/01/2016	1,807,850
1,415,000	MGM Resorts International, 7.500%, 6/01/2016	1,514,050
3,545,000	MGM Resorts International, 7.625%, 1/15/2017	3,757,700
54,170,000	MGM Resorts International, 8.625%, 2/01/2019, 144A	59,045,300

		67,863,650

	Government Guaranteed – 0.5%
29,556,000	Instituto de Credito Oficial, MTN, 5.500%, 10/11/2012, (AUD)	30,642,106
92,365,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	87,783,664

		118,425,770

	Government Owned – No Guarantee – 0.6%
34,515,000	DP World Ltd., 6.850%, 7/02/2037, 144A	37,189,912
152,980,000,000	Export-Import Bank of Korea, 6.600%, 11/04/2013, 144A, (IDR)	15,978,977
691,350,000,000	Export-Import Bank of Korea, 8.300%, 3/15/2014, 144A, (IDR)	73,686,207
17,955,000	Petroleos de Venezuela S.A., 5.375%, 4/12/2027	11,087,213

		137,942,309

	Healthcare – 2.0%
7,100,000	Boston Scientific Corp., 5.125%, 1/12/2017	7,954,393
3,725,000	Boston Scientific Corp., 5.450%, 6/15/2014	3,989,237
15,410,000	Boston Scientific Corp., 6.000%, 1/15/2020	18,317,127
7,230,000	Boston Scientific Corp., 6.400%, 6/15/2016	8,369,491
13,400,000	HCA, Inc., 5.750%, 3/15/2014	14,070,000
12,860,000	HCA, Inc., 5.875%, 3/15/2022	13,937,025
7,800,000	HCA, Inc., 6.250%, 2/15/2013	7,907,250
17,380,000	HCA, Inc., 6.375%, 1/15/2015	18,726,950
50,875,000	HCA, Inc., 6.500%, 2/15/2016	55,962,500
3,045,000	HCA, Inc., 6.750%, 7/15/2013	3,151,575
27,204,000	HCA, Inc., 7.050%, 12/01/2027	25,707,780
20,287,000	HCA, Inc., 7.190%, 11/15/2015	22,214,265
27,148,000	HCA, Inc., 7.500%, 12/15/2023	27,419,480
26,465,000	HCA, Inc., 7.500%, 11/06/2033	25,935,700

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Healthcare – continued
$70,501,000	HCA, Inc., 7.690%, 6/15/2025	$71,558,515
44,984,000	HCA, Inc., 8.360%, 4/15/2024	47,120,740
21,924,000	HCA, Inc., MTN, 7.580%, 9/15/2025	22,033,620
12,446,000	HCA, Inc., MTN, 7.750%, 7/15/2036	12,352,655
4,710,000	Owens & Minor, Inc., 6.350%, 4/15/2016(b)	5,150,766
34,198,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	30,607,210

		442,486,279

	Home Construction – 0.5%
16,729,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021, 144A	13,885,070
19,270,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	17,824,750
1,650,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016	1,542,750
2,835,000	KB Home, 8.000%, 3/15/2020	3,139,762
6,007,000	Pulte Group, Inc., 5.200%, 2/15/2015	6,367,420
65,355,000	Pulte Group, Inc., 6.000%, 2/15/2035	59,146,275
17,240,000	Pulte Group, Inc., 6.375%, 5/15/2033	16,033,200

		117,939,227

	Independent Energy – 0.3%
9,585,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	11,555,849
2,500,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	3,309,003
2,035,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	2,098,594
1,940,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	2,046,700
17,725,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	15,243,500
1,775,000	EQT Corp., 8.125%, 6/01/2019	2,148,792
8,782,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	10,984,016
9,825,000	QEP Resources, Inc., 6.875%, 3/01/2021	11,102,250
5,560,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	5,726,800

		64,215,504

	Industrial Other – 0.1%
10,540,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,734,214

	Life Insurance – 2.0%
13,017,000	American International Group, Inc., 6.250%, 3/15/2087	13,147,170
99,895,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	122,246,506
8,400,000	American International Group, Inc., EMTN, 5.000%, 4/26/2023, (GBP)	14,215,347
3,245,000	American International Group, Inc., Series G, MTN, 5.600%, 10/18/2016	3,696,938
29,065,000	American International Group, Inc., Series G, MTN, 5.850%, 1/16/2018	33,713,453
7,075,000	American International Group, Inc., Series MP, MTN, 5.450%, 5/18/2017	8,066,660

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Life Insurance –continued
4,145,000	American International Group, Inc., Series MPLE, 4.900%, 6/02/2014, (CAD)	$4,318,035
6,655,000	ASIF III Jersey Ltd., Series 2003-G, EMTN, 4.750%, 9/11/2013, (EUR)	8,815,408
66,250,000	AXA S.A., (fixed rate to 12/14/2036, variable rate thereafter), 6.379%, 12/29/2049, 144A	59,625,000
1,185,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, 10/29/2049, (GBP)	1,559,380
13,250,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	15,588,476
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A	16,050,000
2,030,000	MetLife Capital Trust X, 9.250%, 4/08/2068, 144A	2,679,600
22,550,000	MetLife, Inc., 6.400%, 12/15/2066	23,656,776
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	15,109,875
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	69,056,946
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A	13,341,880
5,670,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	6,423,418
9,965,000	Unum Group, 7.125%, 9/30/2016	11,597,546

		442,908,414

	Local Authorities – 1.8%
19,650,000	New South Wales Treasury Corp., 5.500%, 8/01/2013, (AUD)	20,826,157
125,985,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	147,736,091
95,840,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	109,378,117
1,507,000	Ontario Hydro, Zero Coupon, 11/27/2020, (CAD)	1,227,183
10,116,043	Province of Alberta, 5.930%, 9/16/2016, (CAD)	11,420,087
1,490,000	Province of Ontario, 5.000%, 3/08/2014, (CAD)	1,596,260
83,490,000	Queensland Treasury Corp., Series 14, 5.750%, 11/21/2014, (AUD)	91,543,671

		383,727,566

	Lodging – 0.0%
8,450,000	Wyndham Worldwide Corp., 5.750%, 2/01/2018	9,514,117

	Media Cable – 0.4%
37,585,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	43,061,988
26,541,000	Time Warner Cable, Inc., 6.750%, 7/01/2018	33,378,838

		76,440,826

	Media Non-Cable – 0.2%
665,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	703,237
42,100,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	42,731,500

		43,434,737

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Metals & Mining – 0.8%
$8,557,000		Alcoa, Inc., 5.720%, 2/23/2019	$9,186,111
4,935,000		Alcoa, Inc., 5.870%, 2/23/2022	5,308,051
3,000,000		Alcoa, Inc., 5.900%, 2/01/2027	3,136,752
2,050,000		Alcoa, Inc., 5.950%, 2/01/2037	2,050,847
6,490,000		Alcoa, Inc., 6.750%, 1/15/2028	7,202,271
9,473,000		ArcelorMittal, 6.125%, 6/01/2018	9,410,952
35,180,000		ArcelorMittal, 7.000%, 3/01/2041	31,626,714
3,635,000		ArcelorMittal, 7.250%, 10/15/2039	3,325,265
15,650,000		Essar Steel Algoma, Inc., 9.875%, 6/15/2015, 144A	12,402,625
11,965,000		Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	12,452,071
11,175,000		United States Steel Corp., 6.050%, 6/01/2017	11,091,188
9,625,000		United States Steel Corp., 6.650%, 6/01/2037	8,085,000
23,520,000		United States Steel Corp., 7.000%, 2/01/2018	23,578,800
37,725,000		United States Steel Corp., 7.500%, 3/15/2022	37,253,437

			176,110,084

		Mortgage Related – 0.0%
146,241		FHLMC, 5.000%, 12/01/2031	159,017

		Non-Captive Consumer – 4.4%
3,100,000		AGFC Capital Trust I, (fixed rate to 1/15/2017, variable rate thereafter), 6.000%, 1/15/2067, 144A	1,736,000
78,933,000		Residential Capital LLC, 9.625%, 5/15/2015(d)	79,031,666
150,125	(††)	SLM Corp., 6.000%, 12/15/2043	3,564,093
27,880,000		SLM Corp., MTN, 5.050%, 11/14/2014	29,427,647
8,000,000		SLM Corp., MTN, 7.250%, 1/25/2022	8,960,000
2,030,000		SLM Corp., MTN, 8.000%, 3/25/2020	2,344,650
5,285,000		SLM Corp., Series A, MTN, 0.751%, 1/27/2014(c)	5,132,385
76,745,000		SLM Corp., Series A, MTN, 5.000%, 10/01/2013	79,527,006
57,166,000		SLM Corp., Series A, MTN, 5.000%, 4/15/2015	60,383,931
23,623,000		SLM Corp., Series A, MTN, 5.000%, 6/15/2018	23,659,946
28,262,000		SLM Corp., Series A, MTN, 5.375%, 1/15/2013	28,620,136
29,550,000		SLM Corp., Series A, MTN, 5.375%, 5/15/2014	31,124,188
45,279,000		SLM Corp., Series A, MTN, 5.625%, 8/01/2033	42,743,376
140,870,000		SLM Corp., Series A, MTN, 8.450%, 6/15/2018	164,989,339
38,381,000		Springleaf Finance Corp., 3.250%, 1/16/2013, (EUR)	48,581,671
4,690,000		Springleaf Finance Corp., MTN, 5.750%, 9/15/2016	4,048,033
11,370,000		Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	11,370,000
4,955,000		Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	4,450,185
23,472,000		Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	23,354,640
935,000		Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	790,075
351,315,000		Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	298,617,750

			952,456,717

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Diversified – 4.9%
$4,145,000	Aircastle Ltd., 7.625%, 4/15/2020	$4,590,588
30,190,000	Ally Financial, Inc., 6.750%, 12/01/2014	32,303,300
23,588,000	Ally Financial, Inc., 7.500%, 12/31/2013	24,885,340
50,810,000	Ally Financial, Inc., 7.500%, 9/15/2020	58,304,475
44,981,000	Ally Financial, Inc., 8.000%, 12/31/2018	50,603,625
40,627,000	Ally Financial, Inc., 8.000%, 11/01/2031	47,371,082
62,225,000	Ally Financial, Inc., 8.300%, 2/12/2015	68,914,187
45,800,000	General Electric Capital Corp., Series A, EMTN, 5.500%, 2/01/2017, (NZD)	39,741,093
89,985,000	General Electric Capital Corp., Series A, EMTN, 6.750%, 9/26/2016, (NZD)	81,001,968
84,065,000	General Electric Capital Corp., Series A, GMTN, 7.625%, 12/10/2014, (NZD)	74,845,583
22,590,000	General Electric Capital Corp., Series A, MTN, 0.755%, 5/13/2024(c)	19,375,466
266,643,000	General Electric Capital Corp., Series A, MTN, 6.500%, 9/28/2015, (NZD)	234,417,483
360,000	International Lease Finance Corp., 5.875%, 5/01/2013	368,100
9,475,000	International Lease Finance Corp., 5.875%, 4/01/2019	10,046,210
35,950,000	International Lease Finance Corp., 5.875%, 8/15/2022	37,138,147
16,380,000	International Lease Finance Corp., 6.250%, 5/15/2019	17,608,500
13,466,000	International Lease Finance Corp., 6.375%, 3/25/2013	13,735,320
17,700,000	International Lease Finance Corp., 8.250%, 12/15/2020	21,063,000
7,645,000	International Lease Finance Corp., Series R, MTN, 5.625%, 9/20/2013	7,883,906
3,545,000	International Lease Finance Corp., Series R, MTN, 5.650%, 6/01/2014	3,713,742
33,955,000	iStar Financial, Inc., 5.850%, 3/15/2017	32,257,250
29,057,000	iStar Financial, Inc., 5.875%, 3/15/2016	28,040,005
12,655,000	iStar Financial, Inc., 6.050%, 4/15/2015	12,401,900
46,795,000	iStar Financial, Inc., 8.625%, 6/01/2013	48,198,850
9,690,000	iStar Financial, Inc., Series B, 5.700%, 3/01/2014	9,702,112
60,205,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	60,205,000
29,955,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	30,554,100

		1,069,270,332

	Oil Field Services – 1.0%
15,693,000	Nabors Industries, Inc., 6.150%, 2/15/2018	18,430,095
134,360,000	Nabors Industries, Inc., 9.250%, 1/15/2019	175,839,619
4,497,000	Parker Drilling Co., 9.125%, 4/01/2018	4,845,517
23,050,000	Rowan Cos., Inc., 7.875%, 8/01/2019	28,576,768

		227,691,999

	Packaging – 0.2%
3,450,000	OI European Group BV, 6.875%, 3/31/2017, 144A, (EUR)	4,566,424
18,644,000	Owens-Illinois, Inc., 7.800%, 5/15/2018	21,487,210

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Packaging – continued
$9,451,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	$9,380,118
1,100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.000%, 4/15/2019	1,122,000

		36,555,752

	Paper – 1.5%
29,283,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	37,056,085
32,327,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	42,787,823
470,000	Georgia-Pacific LLC, 7.700%, 6/15/2015	544,662
88,057,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	116,339,323
12,590,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	18,622,612
4,447,000	International Paper Co., 6.875%, 11/01/2023	5,237,926
10,392,000	International Paper Co., 8.700%, 6/15/2038	15,483,789
24,586,000	Westvaco Corp., 7.950%, 2/15/2031	32,290,933
36,799,000	Westvaco Corp., 8.200%, 1/15/2030	49,048,614
4,127,000	Weyerhaeuser Co., 6.950%, 10/01/2027	4,473,986
14,035,000	Weyerhaeuser Co., 7.375%, 3/15/2032	16,654,436

		338,540,189

	Pharmaceuticals – 0.4%
16,920,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	17,258,400
65,065,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	66,366,300

		83,624,700

	Pipelines – 1.9%
9,050,000	DCP Midstream LP, 6.450%, 11/03/2036, 144A	10,366,956
1,000,000	El Paso Corp., GMTN, 7.800%, 8/01/2031	1,161,955
7,325,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	8,412,799
11,435,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	12,946,387
22,725,000	Enterprise Products Operating LLC, 6.300%, 9/15/2017	27,640,849
7,500,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	9,660,600
31,400,000	IFM US Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	35,036,842
53,020,224	Maritimes & Northeast Pipeline LLC, 7.500%, 5/31/2014, 144A(b)	56,385,418
116,405,000	NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A	123,680,313
1,585,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	1,585,000
12,375,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	14,107,500
57,010,000	NiSource Finance Corp., 6.400%, 3/15/2018	69,728,988
1,235,000	NiSource Finance Corp., 6.800%, 1/15/2019	1,491,092
28,845,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	34,409,114
11,565,000	Rockies Express Pipeline LLC, 6.875%, 4/15/2040, 144A	10,119,375
5,572,000	Transportadora de Gas del Sur S.A., 7.875%, 5/14/2017, 144A	4,750,130

		421,483,318

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Property & Casualty Insurance – 0.6%
$22,060,000	Hanover Insurance Group, Inc. (The), 6.375%, 6/15/2021	$25,249,523
4,090,000	Hanover Insurance Group, Inc. (The), 7.500%, 3/01/2020	4,778,007
16,825,000	Liberty Mutual Group, Inc., 6.500%, 3/15/2035, 144A	17,992,941
2,000,000	Liberty Mutual Group, Inc., (fixed rate to 3/15/2017, variable rate thereafter), 7.000%, 3/07/2067, 144A	1,900,000
46,522,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033	54,855,811
12,885,000	MBIA Insurance Corp., (fixed rate to 1/15/2013, variable rate thereafter), 14.000%, 1/15/2033, 144A	6,571,350
3,375,000	Nationwide Mutual Insurance Co., 6.600%, 4/15/2034, 144A	3,386,256
12,080,000	White Mountains Re Group Ltd., 6.375%, 3/20/2017, 144A	12,780,423
6,575,000	XL Group PLC, 6.250%, 5/15/2027	7,465,932
2,110,000	XL Group PLC, 6.375%, 11/15/2024	2,507,444

		137,487,687

	Property Trust – 0.4%
68,360,000	WEA Finance LLC/WT Finance Australia Property Ltd., 6.750%, 9/02/2019, 144A	82,891,969

	Railroads – 0.0%
7,944,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)	6,553,800
63,300	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)	63,300

		6,617,100

	Real Estate Operations/Development – 0.0%
7,750,000	First Industrial LP, 5.950%, 5/15/2017	8,238,351

	REITs - Apartments – 0.3%
2,565,000	Camden Property Trust, 5.000%, 6/15/2015	2,793,926
40,075,000	Camden Property Trust, 5.700%, 5/15/2017	45,986,784
4,680,000	ERP Operating LP, 5.125%, 3/15/2016	5,271,697
3,000,000	ERP Operating LP, 5.375%, 8/01/2016	3,441,165

		57,493,572

	REITs - Diversified – 0.0%
5,720,000	Duke Realty LP, 5.950%, 2/15/2017	6,477,660

	REITs - Office Property – 0.3%
57,890,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	63,544,869
5,640,000	Highwoods Properties, Inc., 7.500%, 4/15/2018	6,637,998

		70,182,867

	REITs - Regional Malls – 0.1%
9,032,000	Simon Property Group LP, 5.750%, 12/01/2015	10,217,016
1,690,000	Simon Property Group LP, 6.125%, 5/30/2018	2,063,984

		12,281,000

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	REITs - Warehouse/Industrials – 0.1%
$6,022,000	ProLogis LP, 5.625%, 11/15/2015	$6,584,973
6,110,000	ProLogis LP, 5.625%, 11/15/2016	6,811,281
6,375,000	ProLogis LP, 5.750%, 4/01/2016	7,043,451
2,332,000	ProLogis LP, 6.625%, 5/15/2018	2,786,322
1,595,000	ProLogis LP, 6.875%, 3/15/2020	1,935,609
3,020,000	ProLogis LP, 7.375%, 10/30/2019	3,739,778

		28,901,414

	Retailers – 0.7%
1,920,000	Dillard’s, Inc., 6.625%, 1/15/2018	2,025,600
4,680,000	Dillard’s, Inc., 7.000%, 12/01/2028	4,656,600
1,740,000	Dillard’s, Inc., 7.130%, 8/01/2018	1,883,550
7,182,000	Dillard’s, Inc., 7.750%, 7/15/2026	7,424,393
1,000,000	Dillard’s, Inc., 7.750%, 5/15/2027	1,025,000
14,269,000	Foot Locker, Inc., 8.500%, 1/15/2022	15,767,245
5,160,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	4,902,000
50,232,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	41,001,870
2,798,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023	2,665,095
375,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	336,094
5,580,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,756,950
14,133,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	15,675,999
2,098,000	Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029	2,475,342
1,485,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/2015	1,743,945
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,092,489
39,965,000	Toys R Us, Inc., 7.375%, 10/15/2018	35,868,587

		152,300,759

	Sovereigns – 2.3%
126,665,000	Hellenic Republic Government International Bond, 2.125%, 7/05/2013, (CHF)	55,949,432
25,000,000,000	Indonesia Treasury Bond, 10.250%, 7/15/2027, (IDR)	3,544,028
88,974,000,000	Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	12,105,717
317,658,000,000	Indonesia Treasury Bond, Series FR52, 10.500%, 8/15/2030, (IDR)	46,338,469
378,003,000,000	Indonesia Treasury Bond, Series ZC3, Zero Coupon, 11/20/2012, (IDR)	39,179,833
258,350,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	149,103,219
98,690,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	63,651,338
10,025,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	6,208,602
26,800,000	Republic of Croatia, 6.750%, 11/05/2019, 144A	30,217,000
8,742,110,000	Republic of Iceland, 6.000%, 10/13/2016, (ISK)	47,694,129
4,616,100,000	Republic of Iceland, 7.250%, 5/17/2013, (ISK)	24,645,646
3,494,975,000	Republic of Iceland, 8.750%, 2/26/2019, (ISK)	20,536,619

		499,174,032

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Supermarkets – 0.5%
$3,675,000	American Stores Co., 7.900%, 5/01/2017	$3,417,750
13,145,000	American Stores Co., Series B, MTN, 7.100%, 3/20/2028	10,483,137
100,590,000	New Albertson’s, Inc., 7.450%, 8/01/2029	56,078,925
20,550,000	New Albertson’s, Inc., 7.750%, 6/15/2026	12,586,875
13,925,000	New Albertson’s, Inc., 8.000%, 5/01/2031	8,215,750
3,880,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,303,750
17,575,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	9,490,500

		102,576,687

	Supranational – 2.0%
8,660,000	European Bank for Reconstruction & Development, GMTN, 9.000%, 4/28/2014, (BRL)	4,488,719
11,505,000	European Investment Bank, 11.250%, 2/14/2013, (BRL)	5,789,814
837,962,640,000	European Investment Bank, EMTN, Zero Coupon, 4/24/2013, 144A, (IDR)	84,838,245
18,525,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	21,168,505
71,230,000	European Investment Bank, MTN, 6.250%, 4/15/2015, (AUD)	78,524,927
345,270,000,000	Inter-American Development Bank, EMTN, Zero Coupon, 5/20/2013, (IDR)	34,873,352
185,840,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	171,616,794
40,000,000	International Bank for Reconstruction & Development, 1.430%, 3/05/2014, (SGD)	32,674,967

		433,975,323

	Technology – 1.3%
1,940,000	Advanced Micro Devices, Inc., 7.750%, 8/01/2020	1,969,100
11,686,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	14,300,217
1,000,000	Alcatel-Lucent, EMTN, 6.375%, 4/07/2014, (EUR)	1,301,113
13,050,000	Alcatel-Lucent France, Inc., 8.500%, 1/15/2016, (EUR)	15,721,780
107,862,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	70,649,610
5,166,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	3,357,900
32,840,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	32,347,400
2,630,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	3,072,987
12,555,000	Avnet, Inc., 5.875%, 3/15/2014	13,211,589
50,915,000	Avnet, Inc., 6.000%, 9/01/2015	55,724,889
15,245,000	Avnet, Inc., 6.625%, 9/15/2016	17,330,181
10,821,000	Corning, Inc., 6.850%, 3/01/2029	13,580,961
5,645,000	Corning, Inc., 7.250%, 8/15/2036	7,228,355
15,578,000	Equifax, Inc., 7.000%, 7/01/2037	19,338,545
95,000	Freescale Semiconductor, Inc., 8.875%, 12/15/2014	96,425
2,080,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016	2,158,000
929,000	Motorola Solutions, Inc., 6.000%, 11/15/2017	1,108,817
4,385,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	4,698,619
2,835,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	3,012,187

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Technology – continued
$4,048,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	$5,230,583
40,000	Xerox Corp., 6.350%, 5/15/2018	46,963
615,000	Xerox Corp., MTN, 7.200%, 4/01/2016	715,358

		286,201,579

	Tobacco – 0.5%
71,085,000	Reynolds American, Inc., 6.750%, 6/15/2017	86,043,274
17,990,000	Reynolds American, Inc., 7.250%, 6/15/2037	22,741,825

		108,785,099

	Transportation Services – 0.4%
20,994,000	APL Ltd., 8.000%, 1/15/2024(b)	17,897,385
16,817,817	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	16,061,015
6,552,024	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(f)(g)	5,765,781
8,956,159	Atlas Air Pass Through Trust, Series 1999-1, Class A-1, 7.200%, 7/02/2020	9,045,720
8,935,557	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 7/02/2016	7,729,256
15,689,997	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(f)(g)	12,002,848
4,897,228	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 7/02/2017	4,848,256
201,720	Atlas Air Pass Through Trust, Series 2000-1, Class C, 9.702%, 7/02/2011(f)(g)	161,376
4,945,000	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	5,068,625
2,675,000	Erac USA Finance Co., 7.000%, 10/15/2037, 144A	3,333,374

		81,913,636

	Treasuries – 20.1%
164,160,000	Canadian Government, 1.750%, 3/01/2013, (CAD)	167,496,300
499,325,000	Canadian Government, 2.250%, 8/01/2014, (CAD)	518,696,636
597,515,000	Canadian Government, 2.500%, 6/01/2015, (CAD)	630,043,739
201,175,000	Canadian Government, 3.000%, 12/01/2015, (CAD)	216,170,528
414,487,000	Canadian Government, 3.500%, 6/01/2013, (CAD)	428,480,310
246,645,000	Canadian Government, 3.750%, 6/01/2019, (CAD)	287,260,766
297,760,000	Canadian Government, 4.250%, 6/01/2018, (CAD)	350,557,806
10,000,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	1,313,405
498,832,000,000	Indonesia Treasury Bond, Series FR44, 10.000%, 9/15/2024, (IDR)	68,315,016
170,925,000	Ireland Government Bond, 4.500%, 10/18/2018, (EUR)	218,478,603
122,055,000	Ireland Government Bond, 4.500%, 4/18/2020, (EUR)	150,886,569
38,075,000	Ireland Government Bond, 5.000%, 10/18/2020, (EUR)	48,527,057

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

		Treasuries – continued
161,275,000		Ireland Government Bond, 5.400%, 3/13/2025, (EUR)	$205,849,348
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.000%, 8/01/2034, (EUR)	1,225,436
1,050,000		Italy Buoni Poliennali Del Tesoro, 5.250%, 11/01/2029, (EUR)	1,303,210
1,045,000		Italy Buoni Poliennali Del Tesoro, 5.750%, 2/01/2033, (EUR)	1,340,487
28,585,700	(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	269,830,087
33,000,000		New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	31,469,636
96,350,000		New Zealand Government Bond, 6.500%, 4/15/2013, (NZD)	81,544,589
668,075,000		Norwegian Government Bond, 4.250%, 5/19/2017, (NOK)	130,895,541
319,620,000		Norwegian Government Bond, 5.000%, 5/15/2015, (NOK)	60,895,675
2,599,880,000		Norwegian Government Bond, 6.500%, 5/15/2013, (NOK)	466,988,168
30,535,000		Portugal Obrigacoes do Tesouro OT, 3.850%, 4/15/2021, (EUR)	27,596,784
2,030,000		Portugal Obrigacoes do Tesouro OT, 4.100%, 4/15/2037, (EUR)	1,425,106
9,000,000		Portugal Obrigacoes do Tesouro OT, 4.800%, 6/15/2020, (EUR)	9,010,640
21,275,000		Portugal Obrigacoes do Tesouro OT, 4.950%, 10/25/2023, (EUR)	19,539,493
15,000,000		Singapore Government Bond, 1.375%, 10/01/2014, (SGD)	12,489,358

			4,407,630,293

		Wireless – 0.8%
48,625,000		Nextel Communications, Inc., Series C, 5.950%, 3/15/2014	48,746,563
24,935,000		Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	25,028,506
41,804,000		Sprint Capital Corp., 6.875%, 11/15/2028	38,459,680
38,286,000		Sprint Capital Corp., 6.900%, 5/01/2019	39,721,725
8,390,000		Sprint Capital Corp., 8.750%, 3/15/2032	8,683,650
15,252,000		Sprint Nextel Corp., 6.000%, 12/01/2016	15,709,560

			176,349,684

		Wirelines – 3.8%
8,395,000		Axtel SAB de CV, 9.000%, 9/22/2019, 144A	5,204,900
5,790,000		Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	7,312,209
3,695,000		Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	5,023,486
31,176,000		Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	38,687,288
3,940,000		BellSouth Telecommunications, Inc., 7.000%, 12/01/2095	4,944,109
107,425,000		CenturyLink, Inc., 6.450%, 6/15/2021	121,229,112
11,005,000		CenturyLink, Inc., Series G, 6.875%, 1/15/2028	11,825,456
4,400,000		CenturyLink, Inc., Series P, 7.600%, 9/15/2039	4,653,546
1,000,000		Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	910,000
8,735,000		Embarq Corp., 7.995%, 6/01/2036	9,823,748
3,075,000		Frontier Communications Corp., 7.875%, 1/15/2027	3,021,188
730,000		Frontier Communications Corp., 9.000%, 8/15/2031	779,275
1,600,000		Koninklijke (Royal) KPN NV, EMTN, 5.750%, 3/18/2016, (GBP)	2,886,724
2,750,000		Koninklijke (Royal) KPN NV, GMTN, 4.000%, 6/22/2015, (EUR)	3,793,444

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Wirelines – continued
$38,760,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	$39,147,600
10,655,000	Level 3 Financing, Inc., 8.625%, 7/15/2020	11,507,400
3,545,000	Level 3 Financing, Inc., 9.375%, 4/01/2019	3,934,950
950,000	OTE PLC, GMTN, 4.625%, 5/20/2016, (EUR)	848,479
24,010,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)	24,683,235
43,231,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)	51,254,106
940,000	Portugal Telecom International Finance BV, EMTN, 5.625%, 2/08/2016, (EUR)	1,201,907
1,000,000	Portugal Telecom International Finance BV, GMTN, 4.375%, 3/24/2017, (EUR)	1,212,444
30,365,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	34,690,312
64,147,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	67,688,299
15,925,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	17,577,537
40,420,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	43,890,825
38,025,000	Qwest Corp., 6.875%, 9/15/2033	38,500,312
1,505,000	Qwest Corp., 7.200%, 11/10/2026	1,521,931
10,620,000	Qwest Corp., 7.250%, 9/15/2025	13,006,760
46,272,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	40,950,720
31,816,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	29,032,100
4,300,000	Telecom Italia Capital S.p.A., EMTN, 5.875%, 5/19/2023, (GBP)	6,757,200
1,850,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	1,815,313
2,100,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	2,058,000
36,465,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	35,553,375
5,845,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	8,514,586
3,900,000	Telefonica Emisiones SAU, EMTN, 5.445%, 10/08/2029, (GBP)	5,453,093
17,000,000	Telefonica Emisiones SAU, EMTN, 5.597%, 3/12/2020, (GBP)	26,972,229
45,415,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	51,293,866
27,020,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	31,423,290
4,740,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	5,026,471
2,905,000	Verizon New England, Inc., 7.875%, 11/15/2029	3,733,468
7,860,000	Verizon Pennsylvania, Inc., 6.000%, 12/01/2028	8,544,700

		827,888,993

	Total Non-Convertible Bonds (Identified Cost $15,339,939,569)	17,018,208,488

Convertible Bonds – 6.8%

	Airlines – 0.0%
6,445,000	United Continental Holdings, Inc., 4.500%, 6/30/2021	6,107,862

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Automotive – 1.2%
$5,645,000	ArvinMeritor, Inc., (Step to Zero Coupon on 2/15/2019), 4.000%, 2/15/2027(h)	$4,201,997
182,545,000	Ford Motor Co., 4.250%, 11/15/2016	251,798,009
12,335,000	Navistar International Corp., 3.000%, 10/15/2014	10,939,603

		266,939,609

	Brokerage – 0.0%
340,000	Jefferies Group, Inc., 3.875%, 11/01/2029	327,675

	Diversified Manufacturing – 0.3%
44,380,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	43,492,400
24,037,000	Trinity Industries, Inc., 3.875%, 6/01/2036	24,833,226

		68,325,626

	Electric – 0.0%
1,000,000	CMS Energy Corp., 5.500%, 6/15/2029	1,706,250

	Healthcare – 0.4%
32,436,000	Hologic, Inc., (accretes to principal after 12/15/2013), 2.000%, 12/15/2037(h)	32,172,457
3,180,000	Hologic, Inc., (accretes to principal after 3/1/2018), 2.000%, 3/01/2042(h)	3,094,538
285,000	LifePoint Hospitals, Inc., 3.250%, 8/15/2025	286,425
2,510,000	LifePoint Hospitals, Inc., 3.500%, 5/15/2014	2,728,056
2,144,000	Omnicare, Inc., 3.250%, 12/15/2035	2,117,200
29,850,000	Omnicare, Inc., 3.750%, 12/15/2025	42,163,125

		82,561,801

	Home Construction – 0.4%
47,320,000	Lennar Corp., 3.250%, 11/15/2021, 144A	78,018,850

	Independent Energy – 0.5%
27,750,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	22,356,094
59,459,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	53,401,614
20,621,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	19,628,614

		95,386,322

	Life Insurance – 0.3%
72,915,000	Old Republic International Corp., 3.750%, 3/15/2018	72,550,425

	Media Non-Cable – 0.0%
7,664,413	Liberty Media LLC, 3.500%, 1/15/2031	3,621,435

	Metals & Mining – 0.1%
1,255,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	1,312,259
16,535,000	United States Steel Corp., 4.000%, 5/15/2014	16,710,685

		18,022,944

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Pharmaceuticals – 0.1%
$9,615,000	Vertex Pharmaceuticals, Inc., 3.350%, 10/01/2015	$12,349,266

	REITs - Warehouse/Industrials – 0.2%
28,230,000	ProLogis LP, 3.250%, 3/15/2015	31,670,531

	Technology – 2.7%
6,480,000	Alcatel-Lucent USA, Inc., Series B, 2.875%, 6/15/2025	6,350,400
49,074,000	Ciena Corp., 0.875%, 6/15/2017	42,234,311
14,150,000	Ciena Corp., 3.750%, 10/15/2018, 144A	14,857,500
8,680,000	Ciena Corp., 4.000%, 3/15/2015, 144A	9,341,850
11,651,000	Intel Corp., 2.950%, 12/15/2035	12,670,463
343,275,000	Intel Corp., 3.250%, 8/01/2039	423,086,438
1,605,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	1,550,831
3,545,000	Micron Technology, Inc., 1.875%, 6/01/2014	3,505,119
61,535,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	54,189,259
31,715,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	29,653,525
1,435,000	Micron Technology, Inc., Series D, 3.125%, 5/01/2032, 144A	1,332,756

		598,772,452

	Wirelines – 0.6%
64,473,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(b)	77,972,034
48,975,000	Level 3 Communications, Inc., Series B, 7.000%, 3/15/2015(b)	59,229,141
1,350,000	Portugal Telecom International Finance BV, Series PTC, 4.125%, 8/28/2014, (EUR)	1,721,806

		138,922,981

	Total Convertible Bonds (Identified Cost $1,143,303,033)	1,475,284,029

Municipals – 1.0%
	District of Columbia – 0.0%
5,610,000	Metropolitan Washington DC Airports Authority, Series D, 8.000%, 10/01/2047	6,951,463

	Illinois – 0.3%
2,440,000	Chicago O’Hare International Airport, Series A, (AGMC insured), 4.500%, 1/01/2038	2,542,797
69,245,000	State of Illinois, 5.100%, 6/01/2033	67,109,484

		69,652,281

	Michigan – 0.1%
20,480,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034(b)	16,527,565

	Ohio – 0.0%
10,390,000	Buckeye Tobacco Settlement Financing Authority, Series A-2, 5.875%, 6/01/2047(b)	8,355,534

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

	Virginia – 0.6%
$178,970,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046(b)	$121,461,570

	Total Municipals (Identified Cost $269,332,850)	222,948,413

	Total Bonds and Notes (Identified Cost $16,752,575,452)	18,716,440,930

Senior Loans – 2.2%
	Automotive – 0.1%
26,312,226	TI Group Automotive Systems, LLC, New Term Loan, 6.750%, 3/14/2018(c)	26,443,788

	Consumer Products – 0.2%
3,710,699	Supervalu, Inc., New Term Loan B, 8/30/2018(i)	3,727,917
37,101,259	Supervalu, Inc., New Term Loan B, 8.000%, 8/30/2018(c)	37,273,409

		41,001,326

	Electric – 0.0%
6,935,533	Texas Competitive Electric Holdings Company, LLC, Non-Extended Term Loan, 3.757%, 10/10/2014(j)	5,147,483

	Food & Beverage – 0.1%
20,277,311	DS Waters Enterprises LP, 1st Lien Term Loan, 10.500%, 8/29/2017(c)	20,885,630

	Healthcare – 0.0%
8,122,500	Hologic, Inc., Term Loan B, 4.500%, 8/01/2019(c)	8,217,290

	Independent Energy – 0.2%
35,570,000	Chesapeake Energy Corporation, Unsecured Term Loan, 8.500%, 12/01/2017(c)	35,660,703

	Media Non-Cable – 0.1%
39,115,953	SuperMedia, Inc., Exit Term Loan, 11.000%, 12/31/2015(c)	25,555,626

	Metals & Mining – 0.1%
17,520,000	Essar Steel Algoma, Inc., ABL Term Loan, 8.750%, 9/19/2014(c)	17,563,800

	Non-Captive Diversified – 1.1%
107,801,000	Flying Fortress, Inc., 1st Lien Term Loan, 5.000%, 6/30/2017(c)	109,013,761
124,000,000	iStar Financial, Inc., Add on Term Loan A2, 7.000%, 3/17/2017(c)	125,860,000

		234,873,761

	Wireless – 0.1%
29,185,000	Hawaiian Telcom Communications, Inc., Term Loan B, 7.000%, 2/28/2017(c)	29,531,718

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Senior Loans – continued

	Wirelines – 0.2%
$36,180,537	FairPoint Communications, Inc., New Term Loan B, 6.501%, 1/22/2016(j)	$33,912,741

	Total Senior Loans (Identified Cost $481,818,034)	478,793,866

Shares

Common Stocks – 4.9%
	Biotechnology – 0.4%
1,409,794	Vertex Pharmaceuticals, Inc.(g)	78,877,974

	Chemicals – 0.4%
750,000	PPG Industries, Inc.	86,130,000

	Containers & Packaging – 0.1%
645,508	Owens-Illinois, Inc.(g)	12,109,730
2,766	Rock-Tenn Co., Class A	199,650

		12,309,380

	Diversified Telecommunication Services – 0.2%
269,619	FairPoint Communications, Inc.(g)	2,038,320
403,884	Hawaiian Telcom Holdco, Inc.(g)	7,160,863
2,629,337	Telefonica S.A., Sponsored ADR	34,917,595

		44,116,778

	Electronic Equipment, Instruments & Components – 0.0%
630,490	Corning, Inc.	8,290,944

	Oil, Gas & Consumable Fuels – 0.4%
1,026,979	Chesapeake Energy Corp.	19,379,094
850,302	Repsol YPF S.A., Sponsored ADR	16,410,829
750,000	Royal Dutch Shell PLC, ADR	52,057,500

		87,847,423

	Pharmaceuticals – 1.4%
3,372,358	Bristol-Myers Squibb Co.	113,817,082
3,384,721	Valeant Pharmaceuticals International, Inc.(g)	187,073,530

		300,890,612

	Semiconductors & Semiconductor Equipment – 1.7%
16,210,621	Intel Corp.	367,656,884

	Software – 0.3%
2,568,090	Microsoft Corp.	76,477,720

	Total Common Stocks (Identified Cost $763,733,352)	1,062,597,715

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – 2.5%

Convertible Preferred Stocks – 1.7%
	Automotive – 0.9%
4,335,800	General Motors Co., Series B, 4.750%	$161,638,624
964,435	Goodyear Tire & Rubber Co. (The), 5.875%	42,599,094

		204,237,718

	Banking – 0.3%
25,823	Bank of America Corp., Series L, 7.250%	28,147,070
305,595	Sovereign Capital Trust IV, 4.375%	20,016,472
12,483	Wells Fargo & Co., Series L, Class A, 7.500%	15,453,954

		63,617,496

	Construction Machinery – 0.0%
166,574	United Rentals Trust I, 6.500%	8,063,214

	Electric – 0.1%
346,577	AES Trust III, 6.750%	17,273,398

	Independent Energy – 0.1%
87,351	Chesapeake Energy Corp., 4.500%	7,076,305
144,600	SandRidge Energy, Inc., 8.500%	15,733,926

		22,810,231

	Pipelines – 0.1%
325,710	El Paso Energy Capital Trust I, 4.750%	17,699,081
25,000	Williams Cos., Inc., 5.500%	4,925,000

		22,624,081

	REITs – Healthcare – 0.0%
172,150	Health Care REIT, Inc., Series I, 6.500%	9,488,908

	Technology – 0.2%
59,124	Lucent Technologies Capital Trust I, 7.750%	34,291,920

	Total Convertible Preferred Stocks (Identified Cost $413,715,014)	382,406,966

Non-Convertible Preferred Stocks – 0.8%
	Banking – 0.2%
53,000	Bank of America Corp., 6.375%	1,321,820
1,226,700	Citigroup Capital XIII, (fixed rate to 10/30/2015, variable rate thereafter), 7.875%	34,163,595
534,725	Countrywide Capital IV, 6.750%	13,368,125

		48,853,540

	Electric – 0.0%
2,925	Connecticut Light & Power Co., 1.900%	127,603
100	Entergy Arkansas, Inc., 4.320%	9,106

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Shares	Description	Value (†)

Preferred Stocks – continued

	Electric – continued
5,000	Entergy Mississippi, Inc., 4.360%	$467,813
665	Entergy New Orleans, Inc., 4.360%	60,473
200	Entergy New Orleans, Inc., 4.750%	20,813
49	MDU Resources Group, Inc., 5.100%	4,894
50,100	Southern California Edison Co., 4.780%	1,270,035

		1,960,737

	Government Sponsored – 0.2%
38,000	Falcons Funding Trust I, (Step to 10.875% on 3/15/2015, variable rate after 3/15/2020), 8.875%, 144A(h)	39,911,875

	Home Construction – 0.0%
41,783	Hovnanian Enterprises, Inc., 7.625%(g)	342,621

	Independent Energy – 0.0%
31,000	Chesapeake Energy Corp., 5.000%	2,480,000

	Non-Captive Consumer – 0.0%
149,767	SLM Corp., Series A, 6.970%	7,169,346

	Non-Captive Diversified – 0.3%
65,854	Ally Financial, Inc., Series G, 7.000%, 144A	61,604,362

	REITs – Office Property – 0.0%
2,318	Highwoods Properties, Inc., Series A, 8.625%	2,796,088

	REITs – Warehouse/Industrials – 0.1%
169,007	ProLogis, Inc., Series Q, 8.540%	10,309,427

	Total Non-Convertible Preferred Stocks (Identified Cost $122,212,010)	175,427,996

	Total Preferred Stocks (Identified Cost $535,927,024)	557,834,962

Closed End Investment Companies – 0.0%
122,877	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,480,668
680,008	NexPoint Credit Strategies Fund	4,698,855

	Total Closed End Investment Companies (Identified Cost $10,977,614)	6,179,523

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Principal Amount (‡)	Description	Value (†)

Short-Term Investments – 4.0%
$5,665,389	Repurchase Agreement with State Street Bank and Trust Company, dated 9/28/2012 at 0.010% to be repurchased at $5,665,393 on 10/01/2012 collateralized by $4,095,000 U.S. Treasury Bond, 5.250% due 2/15/2029 valued at $5,768,943 including accrued interest (Note 2 of Notes to Financial Statements)	$5,665,389
873,903,452	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $873,904,180 on 10/01/2012 collateralized by $60,000,000 Federal Farm Credit Bank, 1.080% due 12/04/2017 valued at $60,075,000; $100,000,000 Federal Home Loan Mortgage Corp., 1.000% due 9/27/2017 valued at $100,000,000; $27,840,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $29,232,000; $100,000,000 Federal Home Loan Bank, 1.000% due 2/13/2017 valued at $101,125,000; $31,130,000 U.S. Treasury Note, 3.500% due 2/15/2018 valued at $35,838,412; $137,430,000 U.S. Treasury Note 3.250% due 3/31/2017 valued at $156,237,845; $181,945,000 U.S. Treasury Note, 2.750% due 11/30/2016 valued at $200,594,362; $65,000,000 U. S. Treasury Note, 0.875% due 12/31/2016 valued at $66,180,140; $35,000,000 U.S. Treasury Note, 0.875% due 1/31/2017 valued at $35,437,500; $104,000,000 U. S. Treasury Note, 1.000% due 3/31/2017 valued at 106,667,392 including accrued interest (Note 2 of Notes to Financial Statements)	873,903,452

	Total Short-Term Investments (Identified Cost $879,568,841)	879,568,841

	Total Investments – 99.0% (Identified Cost $19,424,600,317)(a)	21,701,415,837
	Other assets less liabilities—1.0%	224,035,778

	Net Assets – 100.0%	$21,925,451,615

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $19,614,123,936 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,624,348,289
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(537,056,388)

	Net unrealized appreciation	$2,087,291,901

(b)	Illiquid security. At September 30, 2012, the value of these securities amounted to $460,650,176 or 2.1% of net assets.
(c)	Variable rate security. Rate as of September 30, 2012 is disclosed.

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Fair valued security by the Fund’s investment adviser. At September 30, 2012, the value of these securities amounted to $16,800,000 or 0.1% of net assets.
(f)	Maturity has been extended under the terms of a plan of reorganization.
(g)	Non-income producing security.
(h)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(i)	Position is unsettled. Contract rate was not determined at September 30, 2012 and does not take effect until settlement date.
(j)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2012.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $2,540,236,323 or 11.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
AGMC	Assured Guaranty Municipal Corp.
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
GMTN	Global Medium Term Note
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Bond Fund – continued

Industry Summary at September 30, 2012 (Unaudited)

Treasuries	20.1%
Banking	10.0
Non-Captive Diversified	6.3
Wirelines	4.6
Non-Captive Consumer	4.4
Technology	4.2
Automotive	3.8
Electric	2.7
Healthcare	2.4
Life Insurance	2.3
Sovereigns	2.3
Pipelines	2.0
Supranational	2.0
Other Investments, less than 2% each	27.9
Short-Term Investments	4.0

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

Currency Exposure Summary at September 30, 2012 (Unaudited)

United States Dollar	63.0%
Canadian Dollar	13.1
Euro	5.0
New Zealand Dollar	4.3
Australian Dollar	3.7
Norwegian Krone	3.0
Indonesian Rupiah	2.0
Other, less than 2% each	4.9

Total Investments	99.0
Other assets less liabilities	1.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  38

Statement of Assets and Liabilities

September 30, 2012

ASSETS
Investments at cost	$19,424,600,317
Net unrealized appreciation	2,276,815,520

Investments at value	21,701,415,837
Cash	111,735
Foreign currency at value (identified cost $13,813,527)	12,848,339
Receivable for Fund shares sold	46,677,720
Receivable for securities sold	26,060,086
Dividends and interest receivable	304,840,855
Tax reclaims receivable	386,412

TOTAL ASSETS	22,092,340,984

LIABILITIES
Payable for securities purchased	130,879,295
Payable for Fund shares redeemed	23,461,731
Foreign taxes payable (Note 2)	258,696
Management fees payable (Note 5)	9,243,048
Deferred Trustees’ fees (Note 5)	1,044,636
Administrative fees payable (Note 5)	812,677
Payable to distributor (Note 5d)	233,486
Other accounts payable and accrued expenses	955,800

TOTAL LIABILITIES	166,889,369

NET ASSETS	$21,925,451,615

NET ASSETS CONSIST OF:
Paid-in capital	$20,166,422,858
Undistributed net investment income	86,778,683
Accumulated net realized loss on investments and foreign currency transactions	(604,913,921)
Net unrealized appreciation on investments and foreign currency translations	2,277,163,995

NET ASSETS	$21,925,451,615

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$12,971,639,134

Shares of beneficial interest	865,348,187

Net asset value, offering and redemption price per share	$14.99

Retail Class:
Net assets	$8,651,794,047

Shares of beneficial interest	579,545,788

Net asset value, offering and redemption price per share	$14.93

Admin Class:
Net assets	$302,018,434

Shares of beneficial interest	20,288,287

Net asset value, offering and redemption price per share	$14.89

See accompanying notes to financial statements.

39  |

Statement of Operations

For the Year Ended September 30, 2012

INVESTMENT INCOME
Interest	$1,090,202,516
Dividends	71,429,270
Less net foreign taxes withheld	(3,387,276)

1,158,244,510

Expenses
Management fees (Note 5)	105,569,390
Service and distribution fees (Note 5)	22,385,430
Administrative fees (Note 5)	9,397,085
Trustees’ fees and expenses (Note 5)	426,429
Transfer agent fees and expenses (Notes 5 and 6)	14,828,038
Audit and tax services fees	43,878
Custodian fees and expenses	1,186,980
Legal fees	291,464
Registration fees	572,281
Shareholder reporting expenses	830,849
Miscellaneous expenses	506,010

Total expenses	156,037,834

Net investment income	1,002,206,676

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	288,434,462
Foreign currency transactions	(4,353,810)
Net change in unrealized appreciation (depreciation) on:
Investments	1,456,403,940
Foreign currency translations	9,119,384

Net realized and unrealized gain on investments and foreign currency transactions	1,749,603,976

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,751,810,652

See accompanying notes to financial statements.

|  40

Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Net investment income	$1,002,206,676	$984,704,731
Net realized gain on investments and foreign currency transactions	284,080,652	458,192,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,465,523,324	(822,652,340)

Net increase in net assets resulting from operations	2,751,810,652	620,244,541

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(700,653,280)	(627,062,160)
Retail Class	(471,306,878)	(433,707,815)
Admin Class	(15,159,216)	(13,290,620)

Total distributions	(1,187,119,374)	(1,074,060,595)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	1,293,321,403	(180,549,809)

Net increase (decrease) in net assets	2,858,012,681	(634,365,863)
NET ASSETS
Beginning of the year	19,067,438,934	19,701,804,797

End of the year	$21,925,451,615	$19,067,438,934

UNDISTRIBUTED NET INVESTMENT INCOME	$86,778,683	$84,743,529

See accompanying notes to financial statements.

41  |

This Page Intentionally Left Blank

|  42

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
9/30/2012	$13.88	$0.72	$1.24	$1.96	$(0.85)	$—	$(0.85)
9/30/2011	14.20	0.73	(0.25)	0.48	(0.80)	—	(0.80)
9/30/2010	12.99	0.78	1.24	2.02	(0.81)	—	(0.81)
9/30/2009	11.89	0.85	1.23	2.08	(0.87)	(0.11)	(0.98)
9/30/2008	14.71	0.96	(2.77)	(1.81)	(1.01)	—	(1.01)

Retail Class
9/30/2012	13.83	0.68	1.23	1.91	(0.81)	—	(0.81)
9/30/2011	14.15	0.69	(0.25)	0.44	(0.76)	—	(0.76)
9/30/2010	12.94	0.74	1.24	1.98	(0.77)	—	(0.77)
9/30/2009	11.85	0.82	1.22	2.04	(0.84)	(0.11)	(0.95)
9/30/2008	14.67	0.92	(2.77)	(1.85)	(0.97)	—	(0.97)

Admin Class
9/30/2012	13.80	0.63	1.23	1.86	(0.77)	—	(0.77)
9/30/2011	14.11	0.65	(0.25)	0.40	(0.71)	—	(0.71)
9/30/2010	12.91	0.70	1.23	1.93	(0.73)	—	(0.73)
9/30/2009	11.82	0.79	1.22	2.01	(0.81)	(0.11)	(0.92)
9/30/2008	14.64	0.88	(2.76)	(1.88)	(0.94)	—	(0.94)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 2, 2008, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

43  |

				Ratios to Average Net Assets:
Redemption fees (b)(c)	Net asset value, end of the period	Total return (%) (d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (%) (f)	Portfolio turnover rate (%)

$—	$14.99	14.52	$12,971,639	0.63		0.63		4.99	20
—	13.88	3.34	10,897,694	0.63		0.63		5.04	22
—	14.20	16.00	11,194,527	0.64		0.64		5.76	27
—	12.99	19.84	10,855,818	0.65		0.65		7.69	39
0.00	11.89	(13.14)	7,616,621	0.64		0.64		6.78	26

—	14.93	14.25	8,651,794	0.92		0.92		4.69	20
—	13.83	2.97	7,907,178	0.92		0.92		4.75	22
—	14.15	15.72	8,241,062	0.93	(g)	0.93	(g)	5.46	27
—	12.94	19.46	7,646,591	0.95		0.96		7.44	39
0.00	11.85	(13.44)	6,863,594	0.94	(g)	0.94	(g)	6.49	26

—	14.89	13.91	302,018	1.20		1.20		4.42	20
—	13.80	2.77	262,567	1.20	(h)	1.20	(h)	4.47	22
—	14.11	15.37	266,215	1.20		1.21		5.20	27
—	12.91	19.21	226,032	1.20		1.25		7.22	39
0.00	11.82	(13.69)	210,494	1.20		1.24		6.23	26

See accompanying notes to financial statements.

|  44

Notes to Financial Statements

September 30, 2012

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Loomis Sayles Bond Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Institutional Class, Retail Class and Admin Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price.

45  |

Notes to Financial Statements – continued

September 30, 2012

Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to

|  46

Notes to Financial Statements – continued

September 30, 2012

changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trust treats each fund as a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

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September 30, 2012

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, contingent payment debt instruments, premium amortization, defaulted bond adjustments, paydown gains and losses and return of capital and capital gain distributions from real estate investment trusts (“REITs”). Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, foreign currency contract mark to market, defaulted bond interest, REIT basis adjustments and contingent payment debt instruments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2012 and 2011 were as follows:

2012 Distributions Paid From:			2011 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$1,187,119,374	$—	$1,187,119,374	$1,074,060,595	$—	$1,074,060,595

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$183,833,795
Undistributed long-term capital gains	—

Total undistributed earnings	183,833,795

Capital loss carryforward:
Short-term:
Expires September 30, 2018	(496,143,797)

Unrealized appreciation	2,087,667,639

Total accumulated earnings	$1,775,357,637

Capital loss carry forward utilized in the current year	$132,692,103

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for the taxable years beginning after December 22, 2010, capital losses to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under

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Notes to Financial Statements – continued

September 30, 2012

certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

f.  Repurchase Agreements. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

g.  Securities Lending. The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended September 30, 2012, the Fund did not loan securities under this agreement.

h.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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Notes to Financial Statements – continued

September 30, 2012

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2012, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$2,057,356,190	$33,981,590	$2,091,337,780
Electric	—	551,406,612	16,800,000	568,206,612
Non-Captive Consumer	3,564,093	948,892,624	—	952,456,717
Sovereigns	—	443,224,600	55,949,432	499,174,032
Transportation Services	—	64,016,251	17,897,385	81,913,636
All Other Non-Convertible Bonds(a)	—	12,825,119,711	—	12,825,119,711

Total Non-Convertible Bonds	3,564,093	16,890,015,988	124,628,407	17,018,208,488

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Notes to Financial Statements – continued

September 30, 2012

Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes – continued
Convertible Bonds(a)	$—	$1,475,284,029	$—	$1,475,284,029
Municipals(a)	—	222,948,413	—	222,948,413

Total Bonds and Notes	3,564,093	18,588,248,430	124,628,407	18,716,440,930

Senior Loans(a)	—	478,793,866	—	478,793,866
Common Stocks(a)	1,062,597,715	—	—	1,062,597,715
Preferred Stocks
Convertible Preferred Stocks
Banking	43,601,024	20,016,472	—	63,617,496
Construction Machinery	—	8,063,214	—	8,063,214
Independent Energy	7,076,305	15,733,926	—	22,810,231
Pipelines	17,699,081	4,925,000	—	22,624,081
All Other Convertible Preferred Stocks(a)	265,291,944	—	—	265,291,944

Total Convertible Preferred Stocks	333,668,354	48,738,612	—	382,406,966

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Asset Valuation Inputs – continued

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks – continued
Non-Convertible Preferred Stocks
Electric	$1,270,035	$690,702	$—	$1,960,737
Government Sponsored	—	39,911,875	—	39,911,875
Non-Captive Diversified	—	61,604,362	—	61,604,362
REITs–Office Property	—	2,796,088	—	2,796,088
All Other Non-Convertible Preferred Stocks(a)	69,154,934	—	—	69,154,934

Total Non-Convertible Preferred Stocks	70,424,969	105,003,027	—	175,427,996

Total Preferred Stocks	404,093,323	153,741,639	—	557,834,962

Closed End Investment Companies	6,179,523	—	—	6,179,523
Short-Term Investments	—	879,568,841	—	879,568,841

Total	$1,476,434,654	$20,100,352,776	$124,628,407	$21,701,415,837

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A preferred stock valued at $10,537,480 was transferred from Level 1 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued at market price in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service as a market price was not available.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements – continued

September 30, 2012

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Bonds and Notes
Non-Convertible Bonds
Banking	$—	$—	$—	$2,558,676
Consumer Cyclical Services	5,032,625	—	—	—
Electric	—	—	—	(8,935,183)
Sovereigns	—	15,436,232	—	(49,240,575)
Technology	910,000	44,969	(2,133,583)	2,371,227
Treasuries	1,072,828	29,021	(1,337,634)	839,582
Transportation Services	—	146,105	—	4,308,557
Preferred Stocks
Convertible Preferred Stocks
Electric	9,376,875	—	359,347	682,528
Independent Energy	14,460,000	—	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	31,705,800	—	—	—

Total	$62,558,128	$15,656,327	$(3,111,870)	$(47,415,188)

Investments in Securities – continued	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3
Bonds and Notes
Non-Convertible Bonds
Banking	$31,422,914	$—	$—	$—
Consumer Cyclical Services	—	—	—	(5,032,625)
Electric	—	—	25,735,183	—
Sovereigns	44,099	—	89,709,676	—
Technology	—	(1,192,613)	—	—
Treasuries	—	(603,797)	—	—
Transportation Services	342,563	—	13,100,160	—
Preferred Stocks
Convertible Preferred Stocks
Electric	—	(10,418,750)	—	—
Independent Energy	—	—	—	(14,460,000)
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—	—	(31,705,800)

Total	$31,809,576	$(12,215,160)	$128,545,019	$(51,198,425)

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Notes to Financial Statements – continued

September 30, 2012

Asset Valuation Inputs – continued

Investments in Securities – continued	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Banking	$33,981,590	$2,558,676
Consumer Cyclical Services	—	—
Electric	16,800,000	(8,935,183)
Sovereigns	55,949,432	(49,240,575)
Technology	—	—
Treasuries	—	—
Transportation Services	17,897,385	4,308,557
Preferred Stocks
Convertible Preferred Stocks
Electric	—	—
Independent Energy	—	—
Non-Convertible Preferred Stocks
Non-Captive Diversified	—	—

Total	$124,628,407	$(51,308,525)

A debt security ($5,032,625) and preferred stocks ($46,165,800) valued at $51,198,425 were transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $102,809,836 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $25,735,183 were transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, these securities were

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Notes to Financial Statements – continued

September 30, 2012

valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service either was unable to price the security or did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities. For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $4,935,254,955 and $3,325,018,548, respectively. Purchases and sales of U.S. Government/Agency securities (excluding short-term investments and including paydowns) were $588,768,723 and $605,150,304, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

Percentage of Average Daily Net Assets
First $3 billion	Next $12 billion	Over $15 billion
0.60%	0.50%	0.49%

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until January 31, 2013 and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking.

For the year ended September 30, 2012, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Institutional Class	Retail Class	Admin Class
0.70%	0.95%	1.20%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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Notes to Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, the management fees for the Fund were $105,569,390 (effective rate of 0.51% of average daily net assets).

No expenses were recovered during the year ended September 30, 2012 under the terms of the expense limitation agreement.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.    Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan relating to the Fund’s Retail Class shares (the “Retail Class Plan”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

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Notes to Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, the service and distribution fees for the Fund were as follows:

Service Fees	Distribution Fees
Admin Class	Retail Class	Admin Class
$705,822	$20,973,786	$705,822

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2012, the administrative fees for the Fund were $9,397,085.

d.  Sub-Transfer Agent Fees. NGAM distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

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Notes to Financial Statements – continued

September 30, 2012

For the year ended September 30, 2012, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were as follows:

Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$5,975,399	$7,415,562	$318,026

As of September 30, 2012, the Fund owes NGAM Distribution the following reimbursements for sub-transfer agent fees:

Reimbursements of Sub-Transfer Agent Fees
Institutional Class	Retail Class	Admin Class
$129,047	$95,401	$9,038

e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical

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Notes to Financial Statements – continued

September 30, 2012

investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

f.  Affiliated Ownership. At September 30, 2012, the Loomis Sayles Funded Pension Plan and Trust and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of the Fund representing 0.06% and 0.15% of net assets, respectively.

Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Class Specific Expenses. For the year ended September 30, 2012, class-specific transfer agent fees and expenses (including sub-transfer agent fees) for the Fund were as follows:

Transfer Agent Fees and Expenses
Institutional Class	Retail Class	Admin Class
$6,249,032	$8,236,408	$342,598

7.  Line of Credit. The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, the Fund had no borrowings under these agreements.

8.  Concentration of Risk. The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

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9.  Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2012		Year Ended September 30, 2011
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	250,394,167	$3,622,164,786	206,070,542	$2,996,892,553
Issued in connection with the reinvestment of distributions	43,460,035	622,162,016	38,018,239	551,093,903
Redeemed	(213,371,853)	(3,075,564,454)	(247,570,544)	(3,586,490,923)

Net change	80,482,349	$1,168,762,348	(3,481,763)	$(38,504,467)

Retail Class
Issued from the sale of shares	158,909,793	$2,288,059,092	152,512,839	$2,212,444,914
Issued in connection with the reinvestment of distributions	32,316,064	460,369,080	28,322,257	409,047,393
Redeemed	(183,350,708)	(2,642,347,775)	(191,624,020)	(2,766,218,079)

Net change	7,875,149	$106,080,397	(10,788,924)	$(144,725,772)

Admin Class
Issued from the sale of shares	7,426,598	$106,452,624	5,958,423	$86,183,597
Issued in connection with the reinvestment of distributions	974,959	13,854,085	837,745	12,063,830
Redeemed	(7,145,302)	(101,828,051)	(6,625,444)	(95,566,997)

Net change	1,256,255	$18,478,658	170,724	$2,680,430

Increase (decrease) from capital share transactions	89,613,753	$1,293,321,403	(14,099,963)	$(180,549,809)

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Bond Fund, a series of Loomis Sayles Funds I (the “Fund”), at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

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2012 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2012, 3.79% of dividends distributed by Bond Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income. For the fiscal year ended September 30, 2012, the Bond Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

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Trustee and Officer Information

As of September 30, 2012

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation
(senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

Annual Report

September 30, 2012

Portfolio Review	1
Portfolio of Investments	9
Financial Statements	22
Notes to Financial Statements	27

LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Portfolio Review

Managers:

Matthew Eagan, CFA

Daniel J. Fuss, CFA CIC

Kathleen C. Gaffney, CFA*

Elaine M. Stokes

Symbol:

Institutional Class	LSIOX

Objective:

High current income.

Capital appreciation is the Fund’s secondary objective.

Strategy:

Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

*	Effective October 22, 2012, Kathleen Gaffney no longer serves as a portfolio manager of the fund.

Market Conditions

Central bank action was a primary driver of market performance during the 12-month period ended September 30, 2012. New programs from the Federal Reserve (the Fed) and the European Central Bank (ECB) indicated both institutions were committed to taking actions necessary to support an economic recovery. The ECB announced a sovereign debt-purchase program designed to bring down borrowing costs for troubled countries and stabilize the euro. The Fed followed up with a third round of quantitative easing — buying long-term mortgage debt in an effort to keep borrowing rates low, sparked by a sluggish economy and weak job growth. Together, these measures helped encourage investors and drove many segments of the financial markets higher.

Performance Results

For the 12 months ended September 30, 2012, Loomis Sayles High Income Opportunities Fund returned 19.24%. The fund performed in line with the Barclays U.S. Corporate High-Yield Bond Index, which returned 19.37% for the period.

Explanation of Fund Performance

High-yield industrials contributed most to performance. Despite an underweight to the benchmark, this sector provided the bulk of the fund’s outsized returns. A small position in investment-grade financials contributed strongly to performance. An out-of-benchmark position in convertibles largely contributed as well. Both high-yield and investment-grade financials were positive contributors as some financial uncertainty was removed from the market. Certain lenders boosted performance in the high-yield financials segment. High-yield utilities holdings also were key positive contributors to performance. In addition, out-of-benchmark preferred holdings enhanced the fund’s performance, with security selection being a primary driver of results.

Small investment-grade utility and industrial positions hurt performance as investors were generally rewarded for taking on more risk. Poor performance from specific technology holdings hurt the industry’s overall results. In addition, holding a small position in cash and cash equivalents detracted from results, as riskier securities generated higher returns during the period.

Outlook

Unprecedented monetary support in both the United States and Europe continues to largely dictate market sentiment and flows, while preserving low interest rates. Investor desire for yield in this environment will most likely support sustained demand in the corporate arena. Fundamental credit quality in the corporate sector remains a source of confidence for investors. However, if economic conditions continue to deteriorate globally, the challenge of investing in stable to improving companies will become more challenging.

The U.S. elections, pending “fiscal cliff” and increasingly weakening economic conditions in Europe, China and the United States are all situations that could potentially provide market volatility and opportunities. We consider positive developments in the U.S. housing market along with the Fed’s latest purchase program in the mortgage market to be sources of good news on the economic front and view the sectors as continuing opportunities. Our strategy of populating the fund with individual specific-risk ideas remains an important theme, as do the concepts of yield advantage and investing with a long-term horizon in mind. Macroeconomic developments continue to dominate the headlines and market flows, but our belief that owning quality companies based on fundamentals continues to serve us well and will drive our investment process through the rest of this calendar year.

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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	Since Inception

Institutional Class (Inception 4/12/04)	19.24%	9.03%	8.85%

Comparative Performance
Barclays U.S. Corporate High-Yield Bond Index(b)	19.37	9.34	8.57
Lipper High Current Yield Funds Index(a)(b)	18.27	6.79	6.91

Cumulative Performance

Inception to September 30, 2012

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Portfolio Review

Managers:

Clifton Rowe, CFA

Alessandro Pagani, CFA

Symbol:

Institutional Class	LSSAX

Objective:

High level of current income consistent with capital preservation.

Strategy:

Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Market Conditions

Market sentiment shifted throughout the 12-month period, as investors’ appetite for risk changed in response to mixed economic data and government responses to the ongoing global debt crises. Central banks around the world lowered borrowing rates and introduced policies intended to buoy sluggish economies. In the United States, the Federal Reserve (the Fed) extended its Operation Twist program, in which it sold shorter-maturity Treasuries and purchased longer-maturity Treasuries. The Fed announced a third round of quantitative easing (QE3) in mid-September, another buying program intended to boost the economy, which triggered a short-lived rally among riskier assets. The latest easing policy has the Fed purchasing agency mortgage-backed securities (MBS) at a pace of $40 billion per month, with no specified end date. MBS prices rallied following the announcement.

Performance Results

For the 12 months ended September 30, 2012, Loomis Sayles Securitized Asset Fund returned 9.42%. The fund outperformed its benchmark, the Barclays U.S. Securitized Bond Index, which returned 4.17% for the period.

Explanation of Fund Performance

Security selection, sector weights and yield-curve positioning primarily accounted for the fund’s relative outperformance. The fund’s MBS (including To Be Announced securities, (TBAs)), commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) all outperformed the benchmark during the period. (TBA means that the mortgage-backed security that will be delivered to fulfill the trade is not designated at the time the trade is made; the security is “to be announced” prior to the established trade settlement date.) MBS composed the largest percentage of the fund’s market value and significantly contributed to its solid performance. In particular, an underweight position in agency MBS and an overweight in non-agency MBS contributed favorably, given the general outperformance of lower-quality issues compared with higher-quality securities. Security selection within the sector was also beneficial. Similarly, an overweight position in CMBS and favorable security selection among CMBS and ABS boosted the fund’s performance relative to the benchmark.

In addition, the fund maintained a longer duration (price sensitivity to interest rate changes) than the benchmark. This had a positive effect on relative performance, as the fund was better positioned to benefit from falling interest rates throughout the period.

While the fund’s ABS allocation had an overall positive impact on relative performance, its overweight position detracted. For much of the period, investors displayed a preference for greater risk in the securitized space, and therefore ABS returns generally lagged CMBS and non-agency MBS.

Outlook

The Fed recently committed to maintaining its current interest rate policy well into 2015 and potentially beyond. Therefore, we expect interest rate volatility to remain relatively low and think rates will be fairly stable before gradually rising. This type of environment should benefit mortgage securities. Our analysis continues to suggest attractive upside potential and solid credit protection for non-agency securitized assets.

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LOOMIS SAYLES SECURITIZED ASSET FUND

Average Annual Total Returns

September 30, 2012

	1 year	5 years	Since Inception

Institutional Class (Inception 3/2/06)	9.42%	8.70%	7.80%

Comparative Performance
Barclays U.S. Securitized Bond Index(b)	4.17	6.25	5.98
Lipper U.S. Mortgage Funds Index(a)(b)	5.16	6.01	5.64

Cumulative Performance

Inception to September 30, 2012

Past performance does not guarantee future results. The chart and table do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses.

(a)	Since Index performance data is not available coincident with the fund’s inception date, the beginning value of the Index is the value of the month-end closest to the fund’s inception date.
(b)	See page 5 for a description of the indices.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Index Definitions

Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

Barclays U.S. Securitized Bond Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible), and fixed-rate mortgage-backed securities.

Lipper High Current Yield Funds Index is an unmanaged index that tracks the average performance of the 30 largest high current yield funds according to Lipper Inc.

Lipper U.S. Mortgage Funds Index is an unmanaged index that tracks the average performance of the 30 largest U.S. mortgage funds according to Lipper Inc.

Source: Lipper, Inc.

Proxy Voting Information

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and NGAM Advisors, L.P. (“NGAM Advisors”) and to participants in “wrap fee” programs sponsored by broker-dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or NGAM Advisors. The institutional investment advisory clients of Loomis Sayles and NGAM Advisors pay Loomis Sayles or NGAM Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap fee” to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to NGAM Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to NGAM Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from April 1, 2012 through September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each fund’s table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,056.10	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/2012 – 9/30/2012
Actual	$1,000.00	$1,046.70	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00

*   Expenses are equal to the Fund’s annualized expense ratio: 0.00%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2012. The Agreements were continued for a one-year period for both Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

They also considered the administrative services provided by NGAM Advisors, L.P. (“NGAM Advisors”) and its affiliates to the Funds.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of similarly categorized funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to the Funds, the Board concluded that the performance of the Funds or other factors relevant to performance supported renewal of each of the Agreements. Although each Fund had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent,

7  |

to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or categories.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. Under the terms of the Agreements, the Adviser does not charge the Funds an investment advisory fee or any other fee for services or for bearing expenses. The Trustees considered that, although the Funds do not compensate the Adviser directly for services under the Agreements, the Adviser will typically receive an advisory fee from its advisory clients who have invested in the Funds or from the sponsors of “wrap programs,” who in turn charge the programs’ participants. Because the Funds do not charge an advisory fee, the Trustees did not consider the profitability of the Adviser’s relationship to the Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee, of 0%, charged to each of the Funds was fair and reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees noted that because the Adviser has borne most of the Funds’ expenses, economies of scale were not relevant to these Funds.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the financial and other benefits to the Adviser from being able to offer the Funds to its advisory clients and investors in certain “wrap” programs and engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that NGAM Advisors’ parent company benefits from the retention of an affiliated Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2013.

|  8

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 88.3% of Net Assets

Non-Convertible Bonds – 76.6%

	ABS Home Equity – 0.6%
$80,000	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B, 5.103%, 5/25/2035	$66,975
176,149	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.586%, 7/19/2035(b)	160,211
225,000	Park Place Securities, Inc., Series 2005-WCW2, Class M1, 0.717%, 7/25/2035(b)	190,384

		417,570

	ABS Other – 0.3%
32,022	Diamond Resorts Owner Trust, Series 2009-1, Class B, 12.000%, 3/20/2026, 144A	34,168
201,363	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	201,340

		235,508

	Aerospace & Defense – 1.9%
885,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	902,700
200,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	163,889
400,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	353,971

		1,420,560

	Airlines – 2.5%
25,678	Continental Airlines Pass Through Trust, Series 1997-1, Class A, 7.461%, 10/01/2016	26,961
26,779	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	27,850
77,123	Continental Airlines Pass Through Trust, Series 1998-1, Class B, 6.748%, 9/15/2018	80,980
72,849	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	77,221
5,534	Continental Airlines Pass Through Trust, Series 2000-2, Class B, 8.307%, 10/02/2019	5,921
25,928	Continental Airlines Pass Through Trust, Series 2001-1, Class B, 7.373%, 6/15/2017	27,776
177,424	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	196,053
494,133	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	533,664
175,000	Delta Air Lines, Inc., 9.500%, 9/15/2014, 144A	183,750

	Airlines – continued
$296,733	Northwest Airlines, Inc., Series 2007-1, Class B, 8.028%, 5/01/2019	$314,923
400,000	US Airways Pass Through Trust, Series 2012-1, Class C, 9.125%, 10/01/2015	406,000

		1,881,099

	Automotive – 1.4%
139,000	Cummins, Inc., 6.750%, 2/15/2027	174,080
165,000	Ford Motor Co., 6.625%, 2/15/2028	178,426
35,000	Ford Motor Co., 7.125%, 11/15/2025	39,550
110,000	Ford Motor Co., 7.500%, 8/01/2026	126,775
320,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	320,800
200,000	TRW Automotive, Inc., 7.250%, 3/15/2017, 144A	228,500

		1,068,131

	Banking – 1.5%
50,000	HBOS PLC, 6.000%, 11/01/2033, 144A	42,433
700,000	HBOS PLC, GMTN, 6.750%, 5/21/2018, 144A	710,500
405,000	Royal Bank of Scotland Group PLC, 4.700%, 7/03/2018	390,881

		1,143,814

	Brokerage – 0.9%
140,000	Jefferies Group, Inc., 6.250%, 1/15/2036	138,600
515,000	Jefferies Group, Inc., 6.450%, 6/08/2027	527,875
20,000	Jefferies Group, Inc., 6.875%, 4/15/2021	21,525

		688,000

	Building Materials – 1.9%
205,000	Masco Corp., 6.500%, 8/15/2032	212,284
145,000	Masonite International Corp., 8.250%, 4/15/2021, 144A	152,975
295,000	Ply Gem Industries, Inc., 8.250%, 2/15/2018	307,906
720,000	USG Corp., 6.300%, 11/15/2016	727,200
30,000	USG Corp., 9.750%, 1/15/2018	32,400

		1,432,765

	Chemicals – 2.4%
675,000	Hercules, Inc., 6.500%, 6/30/2029	617,625
15,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	13,388

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Chemicals – continued
$235,000	JM Huber Corp., 9.875%, 11/01/2019, 144A	$263,787
110,000	Koppers, Inc., 7.875%, 12/01/2019	120,725
150,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	159,852
590,000	Tronox Finance LLC, 6.375%, 8/15/2020, 144A	595,900

		1,771,277

	Collateralized Mortgage Obligations – 2.4%
129,172	Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.477%, 1/25/2036(b)	97,017
75,718	American Home Mortgage Investment Trust, Series 2004-3, Class 3A, 2.559%, 10/25/2034(b)	63,664
123,089	American Home Mortgage Investment Trust, Series 2005-2, Class 4A1, 2.155%, 9/25/2045(b)	109,034
148,000	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.427%, 5/25/2035(b)	102,237
223,245	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 3A3, 2.836%, 4/25/2035(b)	126,019
159,307	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-2, Class 2A3, 0.557%, 3/25/2035(b)	98,614
206,868	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 0.717%, 1/25/2036(b)	136,220
217,340	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.500%, 9/25/2037	179,259
82,099	Lehman XS Trust, Series 2007-10H, Class 1A11, 0.337%, 7/25/2037(b)(c)	44,532
271,162	MASTR Adjustable Rate Mortgages Trust, Series 2007-1, Class I2A1, 0.377%, 1/25/2047(b)	173,336
201,843	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036	147,901
186,690	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.594%, 9/25/2046(b)	160,312
238,075	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 2A, 1.108%, 8/25/2046(b)	125,201
249,700	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1, Class A1, 0.457%, 1/25/2047(b)	131,267
20,000	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A2, 2.613%, 3/25/2035(b)	19,708

	Collateralized Mortgage Obligations – continued
$68,269	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR4, Class 2A2, 2.690%, 4/25/2035(b)	$68,951

		1,783,272

	Commercial Mortgage-Backed Securities – 0.9%
179,137	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 3.415%, 6/19/2035(b)	178,472
90,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class AM, 5.983%, 8/10/2045(b)	83,823
250,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.759%, 4/12/2049(b)	243,160
170,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AM, 5.603%, 10/15/2048	176,036

		681,491

	Construction Machinery – 0.9%
200,000	RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.250%, 2/01/2021	219,500
140,000	Terex Corp., 8.000%, 11/15/2017	144,900
95,000	UR Financing Escrow Corp., 7.625%, 4/15/2022, 144A	104,025
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A	176,000

		644,425

	Consumer Cyclical Services – 0.4%
40,000	ServiceMaster Co. (The), 7.450%, 8/15/2027	33,300
225,000	ServiceMaster Co. (The), 8.000%, 2/15/2020	238,500

		271,800

	Consumer Products – 0.5%
340,000	Visant Corp., 10.000%, 10/01/2017	336,600

	Electric – 2.4%
44,840	CE Generation LLC, 7.416%, 12/15/2018	44,840
300,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	269,762
440,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027(d)(e)	57,200
264,000	NSG Holdings LLC, 7.750%, 12/15/2025, 144A	274,560
1,415,000	TXU Corp., Series Q, 6.500%, 11/15/2024	841,925
515,000	TXU Corp., Series R, 6.550%, 11/15/2034	280,675

		1,768,962

	Food & Beverage – 0.3%
50,000	ARAMARK Holdings Corp., 8.625%, 5/01/2016, 144A(f)	51,250

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Food & Beverage – continued
$185,000	Del Monte Corp., 7.625%, 2/15/2019	$190,319

		241,569

	Gaming – 2.0%
85,000	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/2018, 144A	88,400
200,000	MGM Resorts International, 6.625%, 7/15/2015	214,000
480,000	MGM Resorts International, 7.500%, 6/01/2016	513,600
630,000	MGM Resorts International, 7.625%, 1/15/2017	667,800

		1,483,800

	Healthcare – 5.3%
185,000	DJO Finance LLC/DJO Finance Corp., 9.875%, 4/15/2018, 144A	182,687
630,000	Emergency Medical Services Corp., 8.125%, 6/01/2019	667,800
5,000	HCA Holdings, Inc., 7.750%, 5/15/2021	5,450
430,000	HCA, Inc., 7.050%, 12/01/2027	406,350
30,000	HCA, Inc., 7.500%, 12/15/2023	30,300
1,240,000	HCA, Inc., 7.500%, 11/06/2033	1,215,200
260,000	HCA, Inc., 7.690%, 6/15/2025	263,900
40,000	HCA, Inc., 8.360%, 4/15/2024	41,900
200,000	HCA, Inc., MTN, 7.580%, 9/15/2025	201,000
20,000	HCA, Inc., MTN, 7.750%, 7/15/2036	19,850
975,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	872,625

		3,907,062

	Home Construction – 4.1%
25,000	Beazer Homes USA, Inc., 9.125%, 6/15/2018	25,250
75,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	75,375
200,000	Corp GEO SAB de CV, 8.875%, 3/27/2022, 144A	204,500
390,000	Desarrolladora Homex SAB de CV, 9.750%, 3/25/2020, 144A	397,800
260,000	K. Hovnanian Enterprises, Inc., 9.125%, 11/15/2020, 144A	261,625
355,000	KB Home, 7.250%, 6/15/2018	382,512
305,000	KB Home, 8.000%, 3/15/2020	337,788
215,000	Lennar Corp., 6.950%, 6/01/2018	237,575
720,000	Pulte Group, Inc., 6.000%, 2/15/2035	651,600

	Home Construction – continued
$470,000	Pulte Group, Inc., 6.375%, 5/15/2033	$437,100

		3,011,125

	Independent Energy – 2.9%
5,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	5,156
145,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	152,975
150,000	Connacher Oil and Gas Ltd., 8.500%, 8/01/2019, 144A	129,000
400,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A	348,000
750,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A	675,000
260,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	315,672
110,000	SandRidge Energy, Inc., 7.500%, 2/15/2023, 144A	113,300
380,000	SandRidge Energy, Inc., 8.125%, 10/15/2022, 144A	404,700

		2,143,803

	Life Insurance – 0.6%
370,000	American International Group, Inc., (fixed rate to 5/15/2038, variable rate thereafter), 8.175%, 5/15/2068	452,788

	Lodging – 0.1%
42,000	Felcor Lodging LP, 10.000%, 10/01/2014	48,195

	Media Cable – 1.0%
640,000	CSC Holdings LLC, 7.625%, 7/15/2018	737,600

	Media Non-Cable – 2.7%
395,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	355,500
350,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	341,250
985,000	Intelsat Luxembourg S.A., 11.250%, 2/04/2017	1,041,637
185,000	R.R. Donnelley & Sons Co., 7.250%, 5/15/2018	183,613
85,000	R.R. Donnelley & Sons Co., 8.250%, 3/15/2019	86,275

		2,008,275

	Metals & Mining – 2.2%
25,000	ArcelorMittal, 6.125%, 6/01/2018	24,836
70,000	ArcelorMittal, 7.000%, 3/01/2041	62,930
600,000	ArcelorMittal, 7.250%, 10/15/2039	548,875
705,000	Arch Coal, Inc., 7.250%, 6/15/2021	588,675
80,000	United States Steel Corp., 6.050%, 6/01/2017	79,400
370,000	United States Steel Corp., 6.650%, 6/01/2037	310,800

		1,615,516

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Non-Captive Consumer – 4.2%
$620,000	Residential Capital LLC, 9.625%, 5/15/2015(d)	$620,775
65,000	SLM Corp., Series A, MTN, 5.000%, 6/15/2018	65,102
850,000	SLM Corp., Series A, MTN, 5.625%, 8/01/2033	802,400
306,000	SLM Corp., Series A, MTN, 8.450%, 6/15/2018	358,392
200,000	Springleaf Finance Corp., Series H, MTN, 5.375%, 10/01/2012	200,000
40,000	Springleaf Finance Corp., Series I, MTN, 5.400%, 12/01/2015	35,925
180,000	Springleaf Finance Corp., Series I, MTN, 5.850%, 6/01/2013	179,100
500,000	Springleaf Finance Corp., Series J, MTN, 6.500%, 9/15/2017	422,500
500,000	Springleaf Finance Corp., Series J, MTN, 6.900%, 12/15/2017	425,000

		3,109,194

	Non-Captive Diversified – 3.9%
635,000	Air Lease Corp., 4.500%, 1/15/2016, 144A	635,000
30,000	Aircastle Ltd., 7.625%, 4/15/2020	33,225
50,000	Ally Financial, Inc., 6.750%, 12/01/2014	53,500
60,000	Ally Financial, Inc., 7.500%, 9/15/2020	68,850
401,000	Ally Financial, Inc., 8.000%, 11/01/2031	467,566
95,000	Ally Financial, Inc., 8.300%, 2/12/2015	105,213
395,000	CIT Group, Inc., 5.000%, 5/15/2017	421,662
170,000	International Lease Finance Corp., 5.875%, 4/01/2019	180,249
45,000	International Lease Finance Corp., 6.250%, 5/15/2019	48,375
70,000	International Lease Finance Corp., 8.250%, 12/15/2020	83,300
255,000	International Lease Finance Corp., 8.625%, 1/15/2022	307,912
75,000	iStar Financial, Inc., 5.850%, 3/15/2017	71,250
190,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	190,000
210,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017, 144A	214,200

		2,880,302

	Oil Field Services – 1.1%
680,000	Basic Energy Services, Inc., 7.125%, 4/15/2016	686,800
130,000	Parker Drilling Co., 9.125%, 4/01/2018	140,075

		826,875

	Packaging – 0.7%
$400,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 8.250%, 2/15/2021	$397,000
100,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) S.A., 9.875%, 8/15/2019	106,375

		503,375

	Paper – 0.8%
455,000	Westvaco Corp., 8.200%, 1/15/2030	606,460

	Pharmaceuticals – 1.7%
105,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	107,100
320,000	Valeant Pharmaceuticals International, 6.750%, 8/15/2021, 144A	332,000
375,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	395,156
390,000	VPI Escrow Corp., 6.375%, 10/15/2020, 144A	397,800

		1,232,056

	Pipelines – 0.7%
200,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	200,000
255,000	NGPL PipeCo LLC, 9.625%, 6/01/2019, 144A	290,700

		490,700

	Refining – 0.5%
15,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	16,125
310,000	Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.375%, 5/01/2019	333,250

		349,375

	REITs – Shopping Centers – 0.3%
190,000	Developers Diversified Realty Corp., 7.875%, 9/01/2020	244,917

	Retailers – 3.3%
155,000	Dillard’s, Inc., 6.625%, 1/15/2018	163,525
480,000	Dillard’s, Inc., 7.000%, 12/01/2028	477,600
175,000	Dillard’s, Inc., 7.130%, 8/01/2018	189,438
75,000	Dillard’s, Inc., 7.875%, 1/01/2023	80,250
280,000	Foot Locker, Inc., 8.500%, 1/15/2022	309,400
200,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	163,250
185,000	J.C. Penney Corp., Inc., 7.400%, 4/01/2037	165,806
180,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	199,652
420,000	Toys R Us, Inc., 7.375%, 10/15/2018	376,950

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Retailers – continued
$320,000	Wolverine World Wide, Inc., 6.125%, 10/15/2020, 144A	$329,600

		2,455,471

	Supermarkets – 0.7%
70,000	American Stores Co., 8.000%, 6/01/2026	59,500
220,000	New Albertson’s, Inc., 7.750%, 6/15/2026	134,750
605,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	326,700

		520,950

	Technology – 6.9%
3,020,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,978,100
290,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	188,500
120,000	Amkor Technology, Inc., 6.375%, 10/01/2022, 144A	118,200
30,000	Amkor Technology, Inc., 6.625%, 6/01/2021	30,450
145,000	CommScope, Inc., 8.250%, 1/15/2019, 144A	156,600
745,000	First Data Corp., 6.750%, 11/01/2020, 144A	740,344
680,000	First Data Corp., 8.250%, 1/15/2021, 144A	678,300
105,000	Freescale Semiconductor, Inc., 8.050%, 2/01/2020	103,425
485,000	NCR Corp., 5.000%, 7/15/2022, 144A	489,850
590,000	Nortel Networks Capital Corp., 7.875%, 6/15/2026(d)	626,875

		5,110,644

	Textile – 0.8%
550,000	Jones Group, Inc. (The), 6.125%, 11/15/2034	451,000
125,000	Jones Group, Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, 6.875%, 3/15/2019	129,063

		580,063

	Transportation Services – 0.6%
185,000	APL Ltd., 8.000%, 1/15/2024(e)	157,712
14,445	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 7/02/2015	13,795
347,188	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(g)(h)	305,526

		477,033

	Wireless – 2.6%
300,000	Bakrie Telecom Pte Ltd., 11.500%, 5/07/2015, 144A	135,000
280,000	SBA Communications Corp., 5.625%, 10/01/2019, 144A	284,900

	Wireless – continued
$1,541,000	Sprint Capital Corp., 6.875%, 11/15/2028	$1,417,720
10,000	Sprint Capital Corp., 6.900%, 5/01/2019	10,375
105,000	Sprint Capital Corp., 8.750%, 3/15/2032	108,675

		1,956,670

	Wirelines – 5.7%
765,000	Axtel SAB de CV, 7.625%, 2/01/2017, 144A	474,300
220,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	200,200
205,000	Cincinnati Bell, Inc., 8.750%, 3/15/2018	208,075
200,000	eAccess Ltd., 8.250%, 4/01/2018, 144A	182,000
15,000	Frontier Communications Corp., 7.000%, 11/01/2025	14,775
325,000	Frontier Communications Corp., 7.450%, 7/01/2035	298,187
465,000	Frontier Communications Corp., 7.875%, 1/15/2027	456,862
450,000	Level 3 Financing, Inc., 7.000%, 6/01/2020, 144A	454,500
480,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	506,499
315,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	347,688
190,000	Qwest Corp., 6.875%, 9/15/2033	192,375
10,000	Qwest Corp., 7.250%, 9/15/2025	12,247
375,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	367,500
290,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	291,450
150,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	147,188
75,000	Telefonica Emisiones SAU, 7.045%, 6/20/2036	73,125

		4,226,971

	Total Non-Convertible Bonds
	(Identified Cost $55,063,380)	56,766,063

Convertible Bonds – 11.7%

	Automotive – 1.4%
765,000	Ford Motor Co., 4.250%, 11/15/2016	1,055,222

	Construction Machinery – 0.2%
125,000	Ryland Group, Inc. (The), 1.625%, 5/15/2018	149,375

	Diversified Manufacturing – 1.1%
515,000	Owens-Brockway Glass Container, Inc., 3.000%, 6/01/2015, 144A	504,700
330,000	Trinity Industries, Inc., 3.875%, 6/01/2036	340,931

		845,631

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Electric – 0.8%
$330,000	CMS Energy Corp., 5.500%, 6/15/2029	$563,063

	Home Construction – 1.2%
30,000	Lennar Corp., 2.000%, 12/01/2020, 144A	40,463
15,000	Lennar Corp., 2.750%, 12/15/2020, 144A	25,341
350,000	Lennar Corp., 3.250%, 11/15/2021, 144A	577,062
225,000	Standard Pacific Corp., 1.250%, 8/01/2032	247,500

		890,366

	Independent Energy – 0.3%
205,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	184,116
45,000	Chesapeake Energy Corp., 2.750%, 11/15/2035	42,834

		226,950

	Media Non-Cable – 0.1%
114,533	Liberty Media LLC, 3.500%, 1/15/2031	54,117

	Metals & Mining – 0.6%
405,000	Peabody Energy Corp., 4.750%, 12/15/2066	341,213
95,000	Steel Dynamics, Inc., 5.125%, 6/15/2014	99,334

		440,547

	Technology – 4.0%
635,000	Ciena Corp., 0.875%, 6/15/2017	546,497
520,000	Ciena Corp., 3.750%, 10/15/2018, 144A	546,000
30,000	Ciena Corp., 4.000%, 3/15/2015, 144A	32,288
425,000	Intel Corp., 2.950%, 12/15/2035	462,187
440,000	Intel Corp., 3.250%, 8/01/2039	542,300
680,000	Micron Technology, Inc., Series B, 1.875%, 8/01/2031	598,825
165,000	Micron Technology, Inc., Series C, 2.375%, 5/01/2032, 144A	154,275
60,000	SanDisk Corp., 1.500%, 8/15/2017	67,912

		2,950,284

	Textile – 0.3%
235,000	Iconix Brand Group, Inc., 2.500%, 6/01/2016, 144A	233,531

	Wireless – 0.0%
40,000	Clearwire Communications LLC/Clearwire Finance, Inc., 8.250%, 12/01/2040, 144A	28,825

	Wirelines – 1.7%
$1,014,000	Level 3 Communications, Inc., 7.000%, 3/15/2015, 144A(e)	$1,226,306

	Total Convertible Bonds
	(Identified Cost $7,413,133)	8,664,217

	Total Bonds and Notes
	(Identified Cost $62,476,513)	65,430,280

Shares

Preferred Stocks – 4.5%

Convertible Preferred Stocks – 3.1%

	Automotive – 2.0%
32,200	General Motors Co., Series B, 4.750%	1,200,416
6,380	Goodyear Tire & Rubber Co. (The), 5.875%	281,805

		1,482,221

	Banking – 0.0%
30	Bank of America Corp., Series L, 7.250%	32,700

	Electric – 0.5%
7,975	AES Trust III, 6.750%	397,474

	Pipelines – 0.6%
8,050	El Paso Energy Capital Trust I, 4.750%	437,437

	Total Convertible Preferred Stocks
	(Identified Cost $2,610,133)	2,349,832

Non-Convertible Preferred Stocks – 1.4%

	Non-Captive Diversified – 1.4%
11,350	Ally Financial, Inc., Series A, (fixed rate to 5/15/2016, variable rate thereafter), 8.500%	277,621
803	Ally Financial, Inc., Series G, 7.000%, 144A	751,181

	Total Non-Convertible Preferred Stocks
	(Identified Cost $722,540)	1,028,802

	Total Preferred Stocks
	(Identified Cost $3,332,673)	3,378,634

Common Stocks – 0.8%

	Diversified Telecommunication Services – 0.3%
1,017	Hawaiian Telcom Holdco, Inc.(g)	18,031
16,842	Telefonica S.A., Sponsored ADR	223,662

		241,693

	Household Durables – 0.5%
23,775	KB Home	341,171

	Total Common Stocks
	(Identified Cost $453,998)	582,864

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of September 30, 2012

Loomis Sayles High Income Opportunities Fund – continued

Shares	Description	Value (†)

Warrants – 0.0%
1,603	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(g)(i) (Identified Cost $0)	$—

Principal Amount

Short-Term Investments – 6.7%
$4,984,269	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $4,984,273 on 10/01/2012 collateralized by $4,845,000 Federal National Mortgage Association, 2.750% due 4/16/2019 valued at $5,087,250 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,984,269)	4,984,269

Total Investments – 100.3%
	(Identified Cost $71,247,453)(a)	74,376,047
	Other Assets Less Liabilities—(0.3)%	(255,154)

	Net Assets – 100.0%	$74,120,893

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
At September 30, 2012, the net unrealized appreciation on investments based on a cost of $71,536,532 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,121,129
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,281,614)

	Net unrealized appreciation	$2,839,515

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	The issuer is making partial payments with respect to interest and/or principal. Income is not being accrued.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Illiquid security. At September 30, 2012, the value of these securities amounted to $1,441,218 or 1.9% of net assets.
(f)	All or a portion of interest payment is paid-in-kind.
(g)	Non-income producing security.
(h)	Maturity has been extended under the terms of a plan of reorganization.
(i)	Fair valued security by the Fund’s investment adviser.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $18,250,044 or 24.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2012 (Unaudited)

Technology	10.9%
Wirelines	7.4
Non-Captive Diversified	5.3
Healthcare	5.3
Home Construction	5.3
Automotive	4.8
Non-Captive Consumer	4.2
Electric	3.7
Retailers	3.3
Independent Energy	3.2
Media Non-Cable	2.8
Metals & Mining	2.8
Wireless	2.6
Airlines	2.5
Collateralized Mortgage Obligations	2.4
Chemicals	2.4
Gaming	2.0
Other Investments, less than 2% each	22.7
Short-Term Investments	6.7

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund

Principal Amount	Description	Value (†)

Bonds and Notes – 117.2% of Net Assets

	ABS Car Loan – 8.3%
$7,250,000	Ally Master Owner Trust, Series 2011-1, Class A2, 2.150%, 1/15/2016	$7,380,275
2,455,000	AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A3, 1.390%, 9/08/2015	2,469,416
4,235,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.640%, 5/20/2016, 144A	4,603,699
1,661,112	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 1/15/2015, 144A	1,661,885
439,112	Centre Point Funding LLC, Series 2010-1A, Class 1, 5.430%, 7/20/2016, 144A	460,296
3,455,000	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 9/16/2019, 144A	3,478,463
2,075,000	Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A, 1.520%, 3/16/2020, 144A	2,076,141
8,170,000	DSC Floorplan Master Owner Trust, Series 2011-1, Class A, 3.910%, 3/15/2016, 144A	8,370,884
4,112,244	Exeter Automobile Receivables Trust, Series 2012-1A, Class A, 2.020%, 8/15/2016, 144A	4,119,872
2,000,000	First Investors Auto Owners Trust, Series 2012-2A, Class B, 2.470%, 5/15/2018, 144A	2,012,876
2,740,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A1, 4.260%, 3/25/2014, 144A	2,768,543
3,190,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.290%, 3/25/2016, 144A	3,499,880
2,440,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class B2, 5.930%, 3/25/2016, 144A	2,631,530
3,000,000	Hyundai Auto Receivables Trust, Series 2011-B, Class A4, 1.650%, 2/15/2017	3,068,397
1,500,000	Hyundai Capital Auto Funding Ltd., Series 2010-8A, Class A, 1.220%, 9/20/2016, 144A(b)	1,492,200
9,008	Merrill Auto Trust Securitization Asset, Series 2008-1, Class B, 6.750%, 4/15/2015	9,034
4,463,939	Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.100%, 5/15/2017, 144A	4,481,572
1,669,301	Santander Drive Auto Receivables Trust, Series 2011-S2A, Class D, 3.350%, 6/15/2017, 144A	1,678,683
1,671,159	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 6/15/2016, 144A	1,674,257

	ABS Car Loan – continued
$1,400,000	SNAAC Auto Receivables Trust, Series 2012-1A, Class B, 3.110%, 6/15/2017, 144A	$1,407,235

		59,345,138

	ABS Credit Card – 5.1%
11,410,000	Citibank Omni Master Trust, Series 2009-A14A, Class A14, 2.971%, 8/15/2018, 144A(b)	11,944,490
2,815,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class B, 5.390%, 11/15/2017, 144A	3,032,112
4,975,000	GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, 4.470%, 3/15/2020	5,722,772
1,520,000	World Financial Network Credit Card Master Trust, Series 2006-A, Class A, 0.351%, 2/15/2017, 144A(b)	1,519,497
3,195,000	World Financial Network Credit Card Master Trust, Series 2010-A, Class A, 3.960%, 4/15/2019	3,455,297
10,215,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	11,046,634

		36,720,802

	ABS Home Equity – 0.4%
438,021	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	417,390
1,322,811	Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035	1,071,476
1,768,933	Soundview Home Equity Loan Trust, Series 2006-OPT5, Class 2A3, 0.367%, 7/25/2036(b)	1,183,628

		2,672,494

	ABS Other – 4.2%
4,387,696	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A	4,466,924
3,180,000	GE Dealer Floorplan Master Note Trust, Series 2011-1, Class A, 0.819%, 7/20/2016(b)	3,191,928
729,904	Marriott Vacation Club Owner Trust, Series 2009-2A, Class A, 4.809%, 7/20/2031, 144A	761,727
6,102,705	Orange Lake Timeshare Trust, Series 2012-AA, Class A, 3.450%, 3/10/2027, 144A	6,205,389
1,943,035	Premium Yield Facility, Series 2010-A, 6.080%, 2/20/2026, 144A(c)	1,985,539
836,979	Sierra Receivables Funding Co., Series 2007-1A, Class A2, 0.369%, 3/20/2019, 144A(b)	827,482
632,379	Sierra Receivables Funding Co., Series 2010-1A, Class A1, 4.480%, 7/20/2026, 144A	647,184

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	ABS Other – continued
$1,038,116	Sierra Receivables Funding Co., Series 2010-2A, Class A, 3.840%, 11/20/2025, 144A	$1,058,232
1,370,957	Sierra Receivables Funding Co., Series 2010-3A, Class A, 3.510%, 11/20/2025, 144A	1,401,977
1,540,425	Sierra Receivables Funding Co., Series 2011-3A, Class A, 3.370%, 7/20/2028, 144A	1,569,881
3,075,958	Sierra Receivables Funding Co., Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	3,111,968
4,632,860	Trip Rail Master Funding LLC, Series 2011-1A, Class A1B, 2.721%, 7/15/2041, 144A(b)	4,632,856

		29,861,087

	ABS Student Loan – 2.9%
4,900,000	Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A2, 1.411%, 7/01/2024(b)	4,951,475
15,565,000	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.451%, 7/25/2025(b)(d)	15,722,673

		20,674,148

	Automotive – 1.3%
9,000,000	Ford Motor Credit Co. LLC, 4.207%, 4/15/2016	9,537,678

	Collateralized Mortgage Obligations – 30.7%
839,047	Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036	557,798
521,362	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 5.268%, 7/25/2021(b)	486,670
426,580	Countrywide Home Loans, Series 2004-HYB5, Class 6A2, 3.010%, 4/20/2035(b)	173,515
414,777	Federal Home Loan Mortgage Corp., REMIC, Series 2060, Class ZA, 6.000%, 4/15/2028(d)	467,946
612,272	Federal Home Loan Mortgage Corp., REMIC, Series 2649, Class IM, 7.000%, 7/15/2033(d)(e)	128,960
6,500,000	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019(d)	7,175,786
7,177,000	Federal Home Loan Mortgage Corp., REMIC, Series 2912, Class EH, 5.500%, 1/15/2035(d)	8,463,700
10,510,000	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020(d)	11,376,581
5,298,762	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 5.138%, 6/15/2048(b)(d)(e)	5,860,098
450,000	Federal Home Loan Mortgage Corp., REMIC, Series 3605, Class NC, 5.500%, 6/15/2037	548,544

	Collateralized Mortgage Obligations – continued
$5,607,629	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.996%, 12/15/2036(b)(d)(e)	$5,773,915
2,606,633	Federal Home Loan Mortgage Corp., Series 224, Class IO, 6.000%, 3/01/2033(d)(e)	481,993
20,365,979	Federal Home Loan Mortgage Corp., Series 3149, Class LS, 6.979%, 5/15/2036(b)(e)	4,772,702
910,437	Federal National Mortgage Association, REMIC, Series 1996-45, Class SC, 7.031%, 1/25/2024(b)(e)	197,630
3,400,339	Federal National Mortgage Association, REMIC, Series 2003-26, Class OI, 5.500%, 11/25/2032(d)(e)	268,668
972,843	Federal National Mortgage Association, REMIC, Series 2004-1, Class CK, 5.500%, 11/25/2031(d)	979,370
1,000,000	Federal National Mortgage Association, REMIC, Series 2008-35, Class CD, 4.500%, 5/25/2023(d)	1,143,012
10,000,000	Federal National Mortgage Association, REMIC, Series 2008-42, Class AY, 5.000%, 5/25/2023(d)	11,231,240
9,790,747	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 4.738%, 8/25/2038(b)(d)	9,956,592
2,639,264	Federal National Mortgage Association, REMIC, Series 2009-11, Class VP, 4.910%, 3/25/2039(b)(d)	2,795,194
420,000	Federal National Mortgage Association, REMIC, Series 2009-71, Class MB, 4.500%, 9/25/2024	458,528
4,715,290	Federal National Mortgage Association, REMIC, Series 2011-19, Class FM, 0.767%, 5/25/2040(b)	4,748,957
3,003,437	Federal National Mortgage Association, Series 334, Class 11, 6.000%, 3/01/2033(d)(e)	482,343
571,728	Federal National Mortgage Association, Series 334, Class 19, 7.000%, 2/01/2033(d)(e)	133,930
683,646	Federal National Mortgage Association, Series 339, Class 7, 5.500%, 8/01/2033(d)(e)	87,605
3,391,590	Federal National Mortgage Association, Series 339, Class 13, 6.000%, 8/01/2033(d)(e)	593,845
7,943,925	Federal National Mortgage Association, Series 356, Class 13, 5.500%, 6/01/2035(d)(e)	1,089,635
3,300,645	Federal National Mortgage Association, Series 359, Class 17, 6.000%, 7/01/2035(d)(e)	536,278
2,894,964	Federal National Mortgage Association, Series 374, Class 18, 6.500%, 8/01/2036(d)(e)	549,082
5,571,428	Federal National Mortgage Association, Series 374, Class 20, 6.500%, 9/01/2036(d)(e)	1,060,887

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$2,065,250	Federal National Mortgage Association, Series 374, Class 22, 7.000%, 10/01/2036(d)(e)	$358,872
2,550,007	Federal National Mortgage Association, Series 374, Class 23, 7.000%, 10/01/2036(d)(e)	433,854
2,991,025	Federal National Mortgage Association, Series 374, Class 24, 7.000%, 6/01/2037(d)(e)	516,765
2,571,292	Federal National Mortgage Association, Series 381, Class 12, 6.000%, 11/25/2035(d)(e)	404,220
1,198,126	Federal National Mortgage Association, Series 381, Class 13, 6.000%, 11/25/2035(d)(e)	202,152
2,162,230	Federal National Mortgage Association, Series 381, Class 18, 7.000%, 3/25/2037(d)(e)	362,179
1,306,819	Federal National Mortgage Association, Series 381, Class 19, 7.000%, 3/25/2037(d)(e)	212,984
502,640	Federal National Mortgage Association, Series 383, Class 32, 6.000%, 1/01/2038(d)(e)	73,058
3,163,445	Federal National Mortgage Association, Series 384, Class 4, 4.500%, 9/25/2036(d)(e)	347,447
9,397,235	Federal National Mortgage Association, Series 384, Class 20, 5.500%, 5/25/2036(d)(e)	1,129,220
3,358,497	Federal National Mortgage Association, Series 384, Class 31, 6.500%, 7/25/2037(d)(e)	582,608
2,263,903	Federal National Mortgage Association, Series 384, Class 36, 7.000%, 7/25/2037(d)(e)	368,399
1,828,406	Federal National Mortgage Association, Series 385, Class 23, 7.000%, 7/25/2037(d)(e)	304,530
408,680	Federal National Mortgage Association, Series 386, Class 25, 7.000%, 3/25/2038(d)(e)	69,289
11,745,000	FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A2, 4.186%, 12/25/2020(d)	13,700,002
9,616,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021(d)	11,104,961
16,860,000	FHLMC Multifamily Structured Pass Through Certificates, Series K702, Class A2, 3.154%, 2/25/2018(d)	18,633,217
2,670,000	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018(d)	2,890,475

	Collateralized Mortgage Obligations – continued
$4,865,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018(d)	$5,155,314
26,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A2, 3.989%, 6/25/2021(d)	30,751,356
3,387,255	First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 2.545%, 6/25/2036(b)	2,352,553
26,823,723	Government National Mortgage Association, Series 2006-51, Class IO, 0.520%, 8/16/2046(b)(d)(e)	653,828
500,000	Government National Mortgage Association, Series 2007-75, Class C, 5.533%, 9/16/2038	543,083
4,000,000	Government National Mortgage Association, Series 2008-52, Class E, 6.041%, 8/16/2042	4,984,664
87,572,191	Government National Mortgage Association, Series 2010-I24, Class X, 1.069%, 12/16/2052(b)(d)(e)	6,632,718
23,631,385	Government National Mortgage Association, Series 2011-38, Class IO, 0.973%, 4/16/2053(b)(d)(e)	1,311,447
14,188,704	Government National Mortgage Association, Series 2011-53, Class IO, 1.355%, 5/16/2051(b)(d)(e)	947,096
34,714,732	Government National Mortgage Association, Series 2012-23, Class IO, 1.560%, 6/16/2053(b)(d)(e)	2,672,583
34,730,913	Government National Mortgage Association, Series 2012-53, Class IO, 1.086%, 3/16/2047(b)(d)(e)	2,678,101
39,732,213	Government National Mortgage Association, Series 2012-55, Class IO, 1.240%, 4/16/2052(b)(d)(e)	2,628,405
29,843,808	Government National Mortgage Association, Series 2012-58, Class IO, 1.029%, 2/16/2053(b)(d)(e)	2,633,597
29,857,224	Government National Mortgage Association, Series 2012-70, Class IO, 0.962%, 8/16/2052(b)(d)(e)	2,069,434
24,896,185	Government National Mortgage Association, Series 2012-79, Class IO, 1.051%, 3/16/2053(b)	2,113,786
24,967,789	Government National Mortgage Association, Series 2012-95, Class IO, 1.047%, 2/16/2053(b)(e)	2,312,741
17,000,000	Government National Mortgage Association, Series 2012-100, Class IC, 1.592%, 9/16/2050(b)(e)	2,134,231
26,764,958	Government National Mortgage Association, Series 2012-100, Class IO, 0.885%, 8/16/2052(e)	1,982,641
12,925,139	Government National Mortgage Association, Series 2012-111, Class IC, 1.492%, 9/16/2050(b)(e)	1,552,531
537,297	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.498%, 7/25/2035(b)	503,596

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Collateralized Mortgage Obligations – continued
$65,081	Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021	$61,773
305,507	Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021	298,190
1,341,384	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021	1,301,790
7,350,886	Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY2, Class 2A2, 2.890%, 11/25/2036(b)	5,941,810
459,270	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 2.644%, 3/25/2035(b)	455,634

		218,948,138

	Commercial Mortgage-Backed Securities – 29.9%
189,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.364%, 9/10/2047(b)	212,869
350,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.917%, 5/10/2045(b)	404,169
119,764	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046	121,154
1,502,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	1,754,296
1,090,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044	1,193,756
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.906%, 6/11/2040(b)	1,415,370
7,500,000	Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.431%, 10/15/2049	8,693,948
8,870,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	10,099,595
250,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.940%, 6/10/2046(b)	285,285
1,325,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR2, Class A4, 3.147%, 8/15/2045	1,399,678
4,860,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class A3, 6.000%, 6/15/2038(b)	5,599,823
5,250,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.542%, 1/15/2049	5,884,851

	Commercial Mortgage-Backed Securities – continued
$7,038,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.866%, 6/15/2039(b)	$7,954,172
5,000,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 5.955%, 9/15/2039(b)	5,544,895
11,163,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040	12,678,578
4,108,000	Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class A3, 6.407%, 2/15/2041(b)	4,784,678
4,615,000	CW Capital Cobalt Ltd., Series 2007-C2, Class A3, 5.484%, 4/15/2047	5,283,003
6,600,000	Extended Stay America Trust, Series 2010-ESHA, Class B, 4.221%, 11/05/2027, 144A	6,639,098
8,745,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	9,985,233
13,700,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049(d)	15,980,447
125,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038	133,835
205,527	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038	210,939
6,730,000	GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4, 5.553%, 4/10/2038	7,644,129
12,500,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.983%, 8/10/2045(b)(d)	14,315,125
7,980,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814%, 6/12/2043	9,087,496
3,200,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4, 5.440%, 6/12/2047	3,685,734
7,585,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	8,726,884
2,440,000	LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039	2,785,433
1,000,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.603%, 2/12/2039(b)	1,135,781
4,700,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	5,300,763

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Bonds and Notes – continued

	Commercial Mortgage-Backed Securities – continued
$7,525,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051	$8,551,470
6,730,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 9/12/2049	7,637,601
163,775	Morgan Stanley Capital I, Series 2006-T23, Class A2, 5.918%, 8/12/2041(b)	166,591
7,282,738	Morgan Stanley Capital I, Series 2007-HQ12, Class A5, 5.759%, 4/12/2049(b)	8,178,675
7,000,000	Morgan Stanley Capital I, Series 2007-HQ13, Class A3, 5.569%, 12/15/2044	7,905,366
9,130,000	Morgan Stanley Capital I, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049	10,450,198
7,381,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 6.076%, 6/11/2049(b)	8,671,339
4,491	Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041	4,491
2,420,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342%, 12/15/2043	2,739,210

		213,245,958

	Hybrid ARMs – 6.5%
4,438,086	FHLMC, 2.334%, 6/01/2035(b)(d)	4,727,966
184,372	FHLMC, 2.363%, 1/01/2035(b)(d)	196,879
2,034,001	FHLMC, 2.370%, 4/01/2035(b)(d)	2,179,542
2,777,539	FHLMC, 2.479%, 5/01/2037(b)(d)	2,982,710
3,396,052	FHLMC, 2.766%, 11/01/2036(b)(d)	3,634,657
2,473,063	FHLMC, 3.177%, 2/01/2037(b)(d)	2,649,528
899,232	FHLMC, 5.043%, 1/01/2036(b)(d)	969,868
1,164,089	FHLMC, 6.050%, 11/01/2036(b)(d)	1,252,222
1,047,256	FNMA, 2.261%, 2/01/2037(b)(d)	1,113,168
2,131,336	FNMA, 2.270%, 9/01/2034(b)(d)	2,271,567
1,011,554	FNMA, 2.913%, 9/01/2036(b)(d)	1,089,154
6,542,397	FNMA, 4.930%, 8/01/2038(b)(d)	7,063,134
461,250	FNMA, 5.331%, 10/01/2035(b)(d)	501,379
14,232,586	FNMA, 5.775%, 9/01/2037(b)(d)	15,432,569

		46,064,343

	Mortgage Related – 27.9%
$378,837	FHLMC, 5.000%, with various maturities from 2035 to 2036(d)(f)	$412,409
26,700,000	FHLMC (TBA), 4.500%, 10/01/2042(g)	28,715,017
1,749,606	FNMA, 5.500%, 8/01/2034(d)	1,992,462
25,547	FNMA, 6.000%, 10/01/2034(d)	28,714
10,206	FNMA, 7.000%, 12/01/2037(d)	12,188
35,500,000	FNMA (TBA), 2.500%, 10/01/2027(g)	37,308,281
34,000,000	FNMA (TBA), 3.500%, 10/01/2042(g)	36,465,000
13,000,000	FNMA (TBA), 4.000%, 10/01/2042(g)	14,005,469
19,000,000	FNMA (TBA), 5.000%, 10/01/2042(g)	20,724,843
680,879	GNMA, 1.981%, 7/20/2060(b)	699,399
489,278	GNMA, 2.005%, 9/20/2060(b)	504,005
2,812,839	GNMA, 2.070%, 2/20/2061(b)	3,010,112
1,953,073	GNMA, 4.479%, 2/20/2062	2,197,838
1,775,872	GNMA, 4.500%, 9/20/2060	2,012,723
3,561,840	GNMA, 4.521%, 12/20/2061	4,048,319
518,649	GNMA, 4.570%, 10/20/2061	588,208
503,691	GNMA, 4.578%, 11/20/2061	572,047
1,043,744	GNMA, 4.600%, 10/20/2061	1,185,391
11,729,891	GNMA, 4.659%, 2/20/2062(d)	13,421,048
13,330,914	GNMA, 4.670%, 12/20/2061(d)	15,204,334
711,876	GNMA, 4.684%, 1/20/2062	813,362
2,529,744	GNMA, 4.700%, with various maturities in 2061(f)	2,878,217
3,093,380	GNMA, 4.720%, 6/20/2061	3,506,752
1,050,808	GNMA, 4.798%, 5/20/2061	1,193,293
1,534,659	GNMA, 4.808%, 8/20/2062	1,753,828
1,028,604	GNMA, 4.951%, 1/20/2062	1,173,777
910,053	GNMA, 5.500%, with various maturities in 2059(f)	1,003,509
3,137,321	GNMA, 6.514%, 5/20/2061	3,555,947

		198,986,492

	Total Bonds and Notes
	(Identified Cost $792,746,023)	836,056,278

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2012

Loomis Sayles Securitized Asset Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 3.3%
$23,379,391	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/2012 at 0.010% to be repurchased at $23,379,410 on 10/01/2012 collateralized by $23,850,000 U.S. Treasury Note, 0.250% due 6/30/2014 valued at $23,850,000 including accrued interest (Note 2 of Notes to Financial Statements)	$23,379,391
500,000	U.S. Treasury Bill, 0.096%, 12/20/2012(h)(i)	499,908

	Total Short-Term Investments
	(Identified Cost $23,879,284)	23,879,299

	Total Investments – 120.5%
	(Identified Cost $816,625,307)(a)	859,935,577
	Other Assets Less Liabilities—(20.5)%	(146,569,559)

	Net assets – 100.0%	$713,366,018

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At September 30, 2012, the net unrealized appreciation on investments based on a cost of $816,640,044 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$49,545,400
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(6,249,867)

	Net unrealized appreciation	$43,295,533

(b)	Variable rate security. Rate as of September 30, 2012 is disclosed.
(c)	Illiquid security. At September 30, 2012, the value of this security amounted to $1,985,539 or 0.3% of net assets.
(d)	All or a portion of this security has been designated to cover the Fund’s obligations under open futures contracts or TBA transactions.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(g)	Delayed delivery. See Note 2 of Notes to Financial Statements.
(h)	All or a portion of this security has been pledged as initial margin for open futures contracts.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, the value of Rule 144A holdings amounted to $96,222,372 or 13.5% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced

At September 30, 2012, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/31/2012	574	$71,539,235	$(274,598)
10 Year U.S. Treasury Note	12/19/2012	98	13,081,469	(68,320)

Total				$(342,918)

Industry Summary at September 30, 2012 (Unaudited)

Collateralized Mortgage Obligations	30.7%
Commercial Mortgage-Backed Securities	29.9
Mortgage Related	27.9
ABS Car Loan	8.3
Hybrid ARMs	6.5
ABS Credit Card	5.1
ABS Other	4.2
ABS Student Loan	2.9
Other Investments, less than 2% each	1.7
Short-Term Investments	3.3

Total Investments	120.5
Other assets less liabilities (including open futures contracts)	(20.5)

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Statements of Assets and Liabilities

September 30, 2012

	High Income Opportunities Fund	Securitized Asset Fund
ASSETS
Investments at cost	$71,247,453	$816,625,307
Net unrealized appreciation	3,128,594	43,310,270

Investments at value	74,376,047	859,935,577
Receivable for Fund shares sold	27,158	1,143,346
Dividends and interest receivable	1,087,390	3,474,065

TOTAL ASSETS	75,490,595	864,552,988

LIABILITIES
Payable for securities purchased	1,360,522	14,584,061
Payable for delayed delivery securities purchased (Note 2)	—	136,410,884
Payable for Fund shares redeemed	9,180	175,577
Payable to custodian bank	—	46
Payable for variation margin on futures contracts (Note 2)	—	16,402

TOTAL LIABILITIES	1,369,702	151,186,970

NET ASSETS	$74,120,893	$713,366,018

NET ASSETS CONSIST OF:
Paid-in capital	$75,707,870	$659,834,110
Undistributed investment income	373,293	3,379,521
Accumulated net realized gain (loss) on investments and futures contracts	(5,088,864)	7,185,035
Net unrealized appreciation on investments and futures contracts	3,128,594	42,967,352

NET ASSETS	$74,120,893	$713,366,018

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$74,120,893	$713,366,018

Shares of beneficial interest	7,158,317	62,614,269

Net asset value, offering and redemption price per share	$10.35	$11.39

See accompanying notes to financial statements.

|  22

Statements of Operations

For the Year Ended September 30, 2012

	High Income Opportunities Fund	Securitized Asset Fund
INVESTMENT INCOME
Interest	$4,704,808	$28,129,785
Dividends	265,140	—
Less net foreign taxes withheld	(5,674)	—

Investment income	4,964,274	28,129,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain (loss) on:
Investments	(157,113)	14,421,578
Futures contracts	—	(1,640,751)
Net change in unrealized appreciation (depreciation) on:
Investments	7,170,857	21,376,863
Futures contracts	—	(148,978)

Net realized and unrealized gain on investments and futures contracts	7,013,744	34,008,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,978,018	$62,138,497

See accompanying notes to financial statements.

23  |

Statements of Changes in Net Assets

	High Income Opportunities Fund		Securitized Asset Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
FROM OPERATIONS:
Investment income	$4,964,274	$4,889,758	$28,129,785	$25,215,950
Net realized gain (loss) on investments and futures contracts	(157,113)	1,655,365	12,780,827	17,385,766
Net change in unrealized appreciation (depreciation) on investments and futures contracts	7,170,857	(4,986,457)	21,227,885	(5,253,982)

Net increase in net assets resulting from operations	11,978,018	1,558,666	62,138,497	37,347,734

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Investment income
Institutional Class	(5,062,788)	(5,126,665)	(33,568,784)	(28,192,737)
Net realized capital gains
Institutional Class	—	—	(12,292,325)	—

Total distributions	(5,062,788)	(5,126,665)	(45,861,109)	(28,192,737)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	5,560,615	(346,709)	11,396,464	23,238,233

Net increase (decrease) in net assets	12,475,845	(3,914,708)	27,673,852	32,393,230
NET ASSETS
Beginning of the year	61,645,048	65,559,756	685,692,166	653,298,936

End of the year	$74,120,893	$61,645,048	$713,366,018	$685,692,166

UNDISTRIBUTED INVESTMENT INCOME	$373,293	$242,566	$3,379,521	$3,041,906

See accompanying notes to financial statements.

|  24

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from investment income	Distributions from net realized capital gains	Total distributions
HIGH INCOME OPPORTUNITIES FUND

Institutional Class
9/30/2012	$9.36	$0.72	$1.01	$1.73	$(0.74)	$—	$(0.74)
9/30/2011	9.92	0.74	(0.52)	0.22	(0.78)	—	(0.78)
9/30/2010	9.07	0.78	0.86	1.64	(0.79)	—	(0.79)
9/30/2009	8.26	0.79	0.84	1.63	(0.81)	(0.01)	(0.82)
9/30/2008	10.42	0.82	(2.09)	(1.27)	(0.82)	(0.07)	(0.89)

SECURITIZED ASSET FUND

Institutional Class
9/30/2012	$11.13	$0.45	$0.55	$1.00	$(0.54)	$(0.20)	$(0.74)
9/30/2011	10.99	0.41	0.19	0.60	(0.46)	—	(0.46)
9/30/2010	10.16	0.41	1.08	1.49	(0.49)	(0.17)	(0.66)
9/30/2009	9.60	0.50	0.66	1.16	(0.57)	(0.03)	(0.60)
9/30/2008	10.07	0.55	(0.45)	0.10	(0.57)	—	(0.57)

(a)	Per share investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year, if applicable, are not annualized.
(c)	Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

25  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)	Gross expenses (%)(c)	Investment income (%)(d)	Portfolio turnover rate(%)

$10.35	19.24	$74,121	—	—	7.28	30
9.36	1.81	61,645	—	—	7.22	33
9.92	18.88	65,560	—	—	8.21	26
9.07	23.06	71,710	—	—	10.86	34
8.26	(13.24)	64,950	—	—	8.47	24

$11.39	9.42	$713,366	—	—	4.08	230
11.13	5.59	685,692	—	—	3.72	253
10.99	15.24	653,299	—	—	3.89	251
10.16	12.97	290,468	—	—	5.42	390
9.60	0.92	382,054	—	—	5.55	430

See accompanying notes to financial statements.

|  26

Notes To Financial Statements

September 30, 2012

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund is a diversified investment company.

Each Fund offers Institutional Class shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by NGAM Advisors, L.P. (“NGAM Advisors”) and/or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of NGAM Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.   Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities are generally valued on the basis of evaluated bids furnished to the Funds by an independent pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the investment adviser and approved by the Board of Trustees. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Futures contracts are valued at their most recent settlement price. Investments in other open-end investment companies are valued at their net asset value each day. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the closing market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset value.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

27  |

Notes To Financial Statements – continued

September 30, 2012

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2012.

e.  Futures Contracts. The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2012 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes eligible to be reclaimed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be

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Notes To Financial Statements – continued

September 30, 2012

returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, defaulted bonds, trust preferred securities, contingent payment debt instruments, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization, basis adjustments for return of capital dividends, trust preferred securities, contingent payment debt instruments, futures contracts mark to market and wash sales. Distributions from investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax characterization of distributions paid to shareholders during the years ended September 30, 2012 and 2011 were as follows:

	2012 Distributions Paid From:			2011 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$5,062,788	$—	$5,062,788	$5,126,665	$—	$5,126,665
Securitized Asset Fund	42,667,185	3,193,924	45,861,109	28,192,737	—	28,192,737

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	High Income Opportunities Fund	Securitized Asset Fund
Undistributed ordinary income	$737,169	$3,379,521
Undistributed long-term capital gains	—	6,856,854

Total undistributed earnings	737,169	10,236,375
Capital loss carryforward:
Short-term:
Expires September 30, 2018	(4,382,594)	—
Post-October capital loss deferrals*	(650,754)	—
Unrealized appreciation	2,839,515	43,295,533

Total accumulated earnings (losses)	$(1,456,664)	$53,531,908

Capital loss carryforward utilized in the current year	$275,479	$—

* Under current tax law, capital losses after October 31 may be deferred and treated as occurring on the first day of the following taxable year.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, for taxable years beginning after December 22, 2010, capital losses may be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Additionally, capital losses realized in taxable years beginning after the effective date of the Act are carried over in the character (short-term or long-term) realized. Rules in effect previously treated all capital loss carryforwards as short-term.

h.  Repurchase Agreements. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. The Funds may purchase securities, including those designated as TBAs in the Portfolio of Investments, for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of the security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay

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for it are recorded by the Funds at the time the commitment is entered into. The actual security that will be delivered to fulfill a TBA trade is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. When the Funds enter into such a transaction, collateral consisting of liquid securities or cash and cash equivalents is required to be segregated or earmarked at the custodian in an amount at least equal to the amount of the Funds’ commitment. No interest accrues to the Funds until the transaction settles.

Purchases of delayed delivery securities may have a similar effect on the Funds’ net asset value as if the Funds had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2012, neither Fund had loaned securities under this agreement.

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncement. In December 2011, Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities,” was issued and is effective for interim and annual periods beginning after January 1, 2013. The ASU enhances disclosure requirements with respect to an entity’s rights of setoff and related arrangements associated with its financial and derivative instruments. Management is currently evaluating the impact the adoption of ASU 2011-11 may have on the Funds’ financial statement disclosures.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes To Financial Statements – continued

September 30, 2012

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012, at value:

High Income Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Transportation Services	$—	$319,321	$157,712	$477,033
All Other Non-Convertible Bonds(a)	—	56,289,030	—	56,289,030

Total Non-Convertible Bonds	—	56,608,351	157,712	56,766,063

Convertible Bonds(a)	—	8,664,217	—	8,664,217

Total Bonds and Notes	—	65,272,568	157,712	65,430,280

Preferred Stocks
Convertible Preferred Stocks(a)	2,349,832	—	—	2,349,832
Non-Convertible Preferred Stocks(a)	277,621	751,181	—	1,028,802

Total Preferred Stocks	2,627,453	751,181	—	3,378,634

Common Stocks(a)	582,864	—	—	582,864
Warrants(b)	—	—	—	—
Short-Term Investments	—	4,984,269	—	4,984,269

Total	$3,210,317	$71,008,018	$157,712	$74,376,047

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Fair valued at zero using Level 2 inputs.

Securitized Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Car Loan	$—	$57,268,997	$2,076,141(b	)	$59,345,138
ABS Other	—	27,875,548	1,985,539(b	)	29,861,087
Collateralized Mortgage Obligations	—	218,819,178	128,960(b	)	218,948,138
Mortgage Related	—	196,029,260	2,957,232(b	)	198,986,492
All Other Bonds and Notes(a)	—	328,915,423	—		328,915,423

Total Bonds and Notes	—	828,908,406	7,147,872		836,056,278

Short-Term Investments	—	23,879,299	—		23,879,299

Total	$—	$852,787,705	$7,147,872		$859,935,577

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(342,918)	$—	$—	$(342,918)

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

(b) Valued using broker-dealer bid quotations.

The Fund’s pricing policies and procedures are recommended by the investment adviser and approved by the Board of Trustees. Debt securities are generally valued on the basis of evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid quotations may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid quotations for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, are reviewed on a daily basis by the investment adviser, subject to oversight by Fund management and the Board of Trustees. If the investment adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid quotations may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid quotations, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place.

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The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2012:

High Income Opportunities Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
Non-Convertible Bonds
Transportation Services	$—	$336	$—	$38,976	$—	$—	$118,400	$—	$157,712	$38,976
Preferred Stocks
Non-Convertible Preferred Stocks
Non-Captive Diversified	481,800	—	—	—	—	—	—	(481,800)	—	—

Total	$481,800	$336	$—	$38,976	$—	$—	$118,400	$(481,800)	$157,712	$38,976

A debt security valued at $118,400 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

A preferred stock valued at $481,800 was transferred from Level 3 to Level 2 during the period ended September 30, 2012. At September 30, 2011, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security; at September 30, 2012, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Securitized Asset Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2012
Bonds and Notes
ABS Car Loan	$—	$—	$—	$1,502	$2,074,639	$—	$—	$—	$2,076,141	$1,502
ABS Other	3,125,850	—	—	42,504	—	(1,182,815)	—	—	1,985,539	42,504
Collateralized Mortgage Obligations	—	—	(28,103)	22,834	—	—	134,229	—	128,960	22,834
Mortgage Related	—	—	(559)	10,170	3,000,589	(52,968)	—	—	2,957,232	10,170

Total	$3,125,850	$—	$(28,662)	$77,010	$5,075,228	$(1,235,783)	$134,229	$—	$7,147,872	$77,010

A debt security valued at $134,229 was transferred from Level 2 to Level 3 during the period ended September 30, 2012. At September 30, 2011, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies; at September 30, 2012, this security was valued using broker-dealer bid quotations based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

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Notes To Financial Statements – continued

September 30, 2012

4.  Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that Securitized Asset Fund used during the period include futures contracts.

Securitized Asset Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration in order to control interest rate risk without having to buy or sell portfolio securities. During the year ended September 30, 2012, Securitized Asset Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for Securitized Asset Fund as of September 30, 2012:

Statements of Assets and Liabilities Caption	Interest Rate Contracts
Liabilities
Unrealized depreciation on futures contracts*	$(342,918)

* Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Securitized Asset Fund during the year ended September 30, 2012 were as follows:

Statements of Operations Caption	Interest Rate Contracts
Net Realized Gain (Loss) on:
Futures contracts	$(1,640,751)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	(148,978)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of futures activity, as a percentage of net assets, for Securitized Asset Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2012:

Securitized Asset Fund	Futures
Average Notional Amount Outstanding	8.46%
Highest Notional Amount Outstanding	12.12%
Lowest Notional Amount Outstanding	4.53%
Notional Amount Outstanding as of September 30, 2012	11.86%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

5.   Purchases and Sales of Securities. For the year ended September 30, 2012, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$—	$24,140,543	$19,431,849
Securitized Asset Fund	1,732,383,562	1,736,322,779	154,803,825	166,404,120

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of

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September 30, 2012

services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust. NGAM Distribution currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse NGAM Distribution to the extent that NGAM Distribution incurs expenses in connection with any redemption of Fund shares.

c.  Administrative Fees. NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to NGAM Advisors for services to the Funds.

d.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. Effective January 1, 2012, the Chairperson of the Board receives a retainer fee at the annual rate of $265,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $95,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2012, the Chairperson of the Board received a retainer fee at the annual rate of $250,000 and each Independent Trustee (other than the Chairperson) received, in aggregate, a retainer fee at the annual rate of $80,000. All other Trustee fees remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

e.  Payments by Affiliates. For the year ended September 30, 2012, Loomis Sayles reimbursed High Income Opportunities Fund $1,967 for losses incurred in connection with a trading error.

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.10% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. Prior to April 19, 2012, the commitment fee was 0.125% per annum.

For the year ended September 30, 2012, neither Fund had borrowings under these agreements.

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Notes To Financial Statements – continued

September 30, 2012

8.  Concentration of Ownership. From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2012, based on management’s evaluation of the shareholder account base, High Income Opportunities Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, including affiliated accounts (if applicable), based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings was as follows:

Fund	Number of > 5% Shareholders	Percentage of Ownership
High Income Opportunities Fund	5	45.02%

Shareholder positions in the Funds may be held by intermediaries utilizing omnibus accounts. The Funds may not have information on the individual shareholder accounts underlying omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	866,189	$8,480,236	911,554	$9,368,420
Issued in connection with the reinvestment of distributions	407,184	3,970,708	396,670	4,031,669
Redeemed	(698,203)	(6,890,329)	(1,336,121)	(13,746,798)

Increase (decrease) from capital share transactions	575,170	$5,560,615	(27,897)	$(346,709)

	Securitized Asset Fund

	Year Ended September 30, 2012		Year Ended September 30, 2011

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	14,109,417	$157,298,896	15,571,776	$171,889,032
Issued in connection with the reinvestment of distributions	172,100	1,906,300	56,303	622,843
Redeemed	(13,263,927)	(147,808,732)	(13,489,707)	(149,273,642)

Increase (decrease) from capital share transactions	1,017,590	$11,396,464	2,138,372	$23,238,233

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds I and Shareholders of

Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles High Income Opportunities Fund and Loomis Sayles Securitized Asset Fund, each a series of Loomis Sayles Funds I (collectively, the “Funds”), at September 30, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 20, 2012

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2012 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2012, a percentage of dividends distributed by the Fund listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Opportunities	3.34%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2012, unless subsequently determined to be different.

Fund	Amount
Securitized Asset	$3,193,924

Qualified Dividend Income. For the fiscal year ended September 30, 2012, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2012, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income Opportunities

37  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Graham T. Allison, Jr. (1940)	Trustee Since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including a real estate investment trust); government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence at General Catalyst Partners (venture capital and growth equity firm); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health care organization)	44 None	Significant experience on the Board of Trustees of the Trust; executive experience (including president and chief executive officer of a health care organization and executive officer of a venture capital and growth equity firm)

Daniel M. Cain (1945)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a health care organization); experience in the financial industry (including roles as chairman and former chief executive officer of an investment banking firm)

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Retired	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at a commercial bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a consulting company)

Martin T. Meehan[3] (1956)	Trustee Since 2012 Contract Review and Governance Committee Member	Chancellor and faculty member, University of Massachusetts Lowell

44

Director, Lowell Cooperative Bank (commercial bank); Director, Lowell General Hospital (healthcare); formerly, Director, Qteros, Inc. (biofuels); formerly, Trustee, Suffolk University (education); formerly, Director, D’Youville Foundation (senior care)

Experience as Chancellor of the University of Massachusetts Lowell; experience on the board of other business organizations; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee Since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on the Board of Trustees of the Trust and on the board of other business organizations (including at an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience on the Board of Trustees of the Trust; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Experience on the Board of Trustees of the Trust; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

39  |

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School	44 None	Significant experience on the Board of Trustees of the Trust; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

Interested Trustees
Robert J. Blanding[4] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2002 President and Chief Executive Officer since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing service as President, Chairman, and Chief Executive Officer of Loomis, Sayles & Company, L.P.

David L. Giunta[5] (1965)	Trustee Since 2011 Executive Vice President since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company	44 None	Experience on the Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[6] (1960)	Trustee Since 2003	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board of Trustees of the Trust; continuing experience as Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board of Trustees of the Trust. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board on November 18, 2011.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[3]	Mr. Meehan was appointed as a trustee effective July 1, 2012.
[4]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[5]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[6]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

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Name and Year of Birth	Position(s) Held With the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trust
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

41  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Loomis Sayles Funds I	$348,710	$356,244	$13,093	$4,637	$74,890	$76,010	$—	$—

1.	Audit-related fees consist of:

2011& 2012 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan, and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

2011& 2012 – review of Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2011 and 2012 were $87,983 and $80,647, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12	10/1/10- 9/30/11	10/1/11- 9/30/12
Control Affiliates	$—	$—	$—	$6,838	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/10-9/30/11	10/1/11-9/30/12
Control Affiliates	$56,589	$87,658

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.
(a)	(3)	Not applicable.
(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding

Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	November 20, 2012

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 20, 2012